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[PICTURE APPEARS HERE]


                                          QUALITY GROWTH FUND

                                          EQUITY INCOME FUND

Fifth Third Funds                         CARDINAL FUND
Stock and Bond Mutual Funds
                                          PINNACLE FUND
Semi-Annual Report to Shareholders
                                          BALANCED FUND

                                          MID CAP FUND

                                          INTERNATIONAL EQUITY FUND

                                          BOND FUND FOR INCOME

                                          QUALITY BOND FUND

                                          U.S. GOVERNMENT SECURITIES FUND

                                          MUNICIPAL BOND FUND

                                          OHIO TAX FREE BOND FUND

January 31, 1999

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                      NOTICE OF DELIVERY OF PROSPECTUSES,
                    SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at (888)799-5353.



This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

For more complete information on the Fifth Third Funds, including fees, expenses and sales charges, please call 1-888-799-5353 for a prospectus, which you should read carefully before you invest or send money. The Fifth Third Funds are distributed by BISYS Fund Services, L.P.

Fifth Third Bank and its affiliate Heartland Capital Management, Inc. serve as Investment Advisors to the Funds and receive a fee for their services.

Fifth Third Funds, like all mutual funds:
 . are NOT FDIC insured
 . have no bank guarantee
 . may lose value

Letter from the Chief Investment Officer
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to present the Fifth Third Funds' semiannual report to Shareholders for the six-month period ended January 31, 1999. This letter includes a review of the principles that guide our investment strategy, comments on recent economic and market conditions and a discussion of our outlook for the coming period.

Strong returns after a shaky August

     In our opinion, the financial markets performed well for the six-month period ended January 31, 1999. For example, the Standard & Poor's 500 Stock Index1 delivered a total return of 15.02% for the six-month period ended January 31, 1999. Low inflation and low interest rates, coupled with moderate economic growth, drove the S&P 500 Index to an all-time high as the period began. In August 1998, however, problems in foreign markets, such as Japan and Russia, caused several large companies to forewarn investors that their earnings could be lower than expected. In our view, that helped to trigger a 14% decline in the stock market during August 1998--the worst monthly performance for the S&P 500 Index in a decade. The Federal Reserve Board (the Fed) lowered the discount rate (the interest rate the Fed charges banks for overnight loans) three times in the fall to shore up financial markets and provide additional liquidity. That policy increased liquidity and helped to restore investor confidence in the stock market. The economy and the market experienced a strong fourth quarter as sales of U.S. companies' products and services rebounded with the economy. In the fixed-income markets, investor uncertainty at the beginning of the period caused a flight to quality that pushed Treasury yields down and in turn led to outsized returns for the Treasury sector. Although corporate issues recovered, some lost ground later in the period. Inflation and yields remained low throughout the period. The yield on the 30-year Treasury bond fell from 5.71% at the beginning of the period to 5.09% at the end of the period.

Strong performance

     Our disciplined, long-term approach to stock market investing calls for buying shares of high-quality growth companies at attractive prices--an approach that, in our opinion, was handsomely rewarded during the recent six months. That said, we feel two Fifth Third Funds did perform exceptionally well during the period: The Quality Growth Fund (Investment A Shares) and the Pinnacle Fund (Investment A Shares), which both earned five-star overall ratings as of 1/31/99 among 2,859 domestic equity funds2 from Morningstar, Inc., a mutual fund tracking firm. Our strategy of identifying and capitalizing on long-term trends in the economy and the stock market led the equity funds to invest heavily in the health-care, financial services and technology sectors during the period. We believe that health-care and financial services stocks benefited as the baby boomer generation spent more on its health and preparation for retirement. Many technology companies will benefit from the proliferation of the Internet, as businesses and consumers alike buy products to take advantage of that medium's immense potential. The volatility in the market, especially among technology stocks, provided ample opportunities to purchase such shares at excellent prices, allowing us to position the Funds' holdings well for the future. The fixed-income funds continued to focus on high-quality issues. That strategy served the funds well during the period, as investors placed a premium on security and liquidity. Our fixed-income fund managers may increase yield for shareholders by slightly extending the funds' average maturities or by finding value in different sectors.

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Letter from the Chief Investment Officer (continued)
--------------------------------------------------------------------------------

Going forward

     The gains of 1998 came as a result of moderate economic growth, good corporate profits, low inflation and low interest rates. We expect those trends to continue in 1999, providing attractive stock market gains of around 8% to 11% for the year. Economic growth may be somewhat slower this year as compared to last, but we do not expect to encounter a recession. The equity funds will seek to continue favoring companies in the financial services, health-care and technology sectors, capitalizing on long-term trends in the economy. We will use any downturns in those sectors to purchase shares of high-quality companies at attractive prices. We do not expect significant interest rate fluctuations in 1999, although rates may move lower late in the year. We will watch closely to see if changes force the Fed to raise interest rates in order to head off inflation. Regardless of short-term stock market volatility, we will continue to focus on the long term. Thank you for your continued confidence in the Fifth Third Funds.


     Sincerely,

     /s/ James D. Berghausen, CFA

     James D. Berghausen, CFA
     Chief Investment Officer
     Fifth Third Bank









Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1 The Standard & Poor's 500 Stock Index represents the performance of the U.S. stock market as a whole.

2 Morningstar proprietary ratings reflect risk-adjusted performance through 1/31/99. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Fifth Third Quality Growth Fund and the Fifth Third Pinnacle Fund received five stars for the three- and five-year periods. They were rated among 2,859 and 1,734 for the domestic equity funds for the three- and five-year periods respectively. Ten percent of the funds in a rating category receive five stars; 22.5% receive four stars; 35% receive three stars; 22.5% receive two stars; and 10% receive one star.

Investment Reviews
--------------------------------------------------------------------------------
Fifth Third Quality Growth Fund


     An interview with Steven E. Folker, portfolio manager.

     Q. How did the Fund perform during the six-month period ended January 31, 1999?

     A. The Fund during the period posted a total return of 20.68% on Investment A Shares (before the deduction of sales charge),1 compared to 15.02% for the S&P 500 Stock Index,2 one of the Fund's benchmarks.

     Q. What economic or market conditions contributed to the Fund's performance?

     A. The stock market was extremely volatile during the period. Corporate earnings growth slowed early in the period, causing a significant market correction in October. To counteract fears of a global credit crisis, the Federal Reserve Board cut interest rates three times, eventually fueling a rebound in stock prices. Overall, the period was characterized by low interest rates, low inflation and flat corporate earnings.

     Q. How did you manage the Fund in that environment?

     A. We continued to invest in shares of high-quality companies with visible long-term earnings growth potential as well as good short-term earnings performance. We found opportunities in undervalued shares in the technology and retail sectors. Most of the companies we invested in during this period increased their earnings by 15% to 16%.

     Q. What stocks helped boost the Fund's performance?

     A. The portfolio's strongest performers in the technological sector included Cisco Systems, Inc. (3.5% of net assets), Microsoft Corp. (3.2%) and Lucent Technologies, Inc. (2.2%). In the retail sector, Wal-Mart Stores, Inc. (2.6%) and Home Depot (5.1%) performed well.*

     Q. What is your outlook for the stock market, and how will you manage the Fund in that environment?

     A. We believe that the market will be characterized by high volatility in 1999, despite low interest rates and low inflation. We also expect a resumption of growth in corporate earnings, which may rise 5% to 8% during the coming year. We will continue to focus on companies growing their earnings at above-average rates and selling at reasonable valuations.

     Q. What were the Fund's top five holdings as of January 31, 1999?

     A. The Fund's top five holdings were Intel Corp. (5.6% of net assets), Home Depot, Inc. (5.1%), Freddie Mac (4.3%), MCI WorldCom, Inc. (4.1%) and Guidant Corp (4.1%).*

     ---------------------------------------------------------------------------
     Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

     *The composition of the portfolio is subject to change.

     1 The six-month return, with the maximum sales charge of 4.50%, was 15.27%.

     For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.

     2 The Fund's performance is measured against the Standard & Poor's 500 Stock Index, which represents the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fifth Third Quality Growth Fund does reflect the deduction of fees for these value-added services.

Fifth Third Equity Income Fund


     An interview with John B. Schmitz, portfolio manager.

     Q. How did the Fund perform during the six-month period ended January 31, 1999?

     A. The Fund posted a total return of 6.16% on Investment A Shares (before deduction of sales charge).1 The Fund's total return compared to a 4.57% return for the Lipper Equity Income Funds Average,2 and a 15.02% return for the S&P 500 Stock Index.3 The Fund's net asset value decreased from $15.38 (Investment A Shares) per share at the beginning of the period to $14.76 per share at the end of the period.

     Q. What was the environment for stock market investors during the recent period?

     A. The stock market was unusually volatile during the recent period. The Russian short-term debt default, the troubles of the Long-Term Capital Management hedge fund and continuing economic troubles in Asia and Latin America, we feel, created uncertainty among investors during August. Investors anticipated that those problems would have a negative impact on U.S. corporate earnings, and a sharp sell-off ensued. Corporate earnings were disappointing during the period, but the Federal Reserve Board responded to the global financial crisis with three interest rate cuts. This restored liquidity to global markets, and stocks rebounded from their October bottom to reach new highs later in the period.

     Q. How did you manage the Fund in that environment?

     A. We continued to invest in shares of high-quality companies with stable earnings and dividend growth. The Fund's primary objective is to provide shareholders with a constant stream of dividend income. Therefore, we did not invest heavily in the low-yielding technology sector. As a result, the Fund did not keep pace with the market upturn, which was largely powered by technology stocks. The Fund was overweight in telecommunications and capital goods and underweight in basic materials and utilities.

     Q. What is your outlook for the stock market, and how will you manage the Fund in that environment?

     A. We expect continued market volatility. Given the current level of interest rates and inflation, current market valuations seem sustainable. However, investor concerns about Y2K issues, the health of the global economy, and the ability of high-quality corporations to generate strong earnings could cause further market setbacks. Regardless of market conditions, we continue to focus on shares of high-quality companies with potentially strong earnings and dividend growth. We believe this strategy should allow the Fund to meet the objectives of long-term investors.

     Q. What were the Fund's top five holdings as of January 31, 1999?

     A. The Fund's top five holdings were Bank of New York Co., Inc. (4.5% of net assets), Pitney Bowes, Inc. (4.2%), Ameritech Corp. (4.1%), Mellon Bank Corp. (4.0%) and ALLTEL Corp. (4.0%).*

     ---------------------------------------------------------------------------
     Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

     *The composition of the portfolio is subject to change.

     1 The six-month return, with the maximum sales charge of 4.50%, was 1.42%.

     For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.

     2 The Lipper Equity Income Funds Average is comprised of funds that seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.

     3 The Fund's performance is measured against the Standard & Poor's 500 Stock Index, which represents the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fifth Third Equity Income Fund does reflect the deduction of fees for these value-added services.

Fifth Third Cardinal Fund


     An interview with Steven E. Folker, portfolio manager.

     Q. How did the Fund perform during the six-month period ended January 31, 1999?

     A. The Fund during the period posted a total return of 14.95% for the Investment A Shares (before deduction of sales charge),1 compared to a 15.02% return for the S&P 500 Stock Index,2 one of the Fund's benchmarks.

     Q. What economic or market factors affected the Fund's performance during the period?

     A. The economy was characterized by low interest rates, low inflation and slower corporate earnings growth during the period. Those conflicting forces led to substantial volatility in the stock market, which declined sharply in the late summer and then rebounded, due to three interest rate cuts by the Federal Reserve Board. Both large- and small-company stocks performed well during that market recovery.

     Q.  How did you manage the Fund in that environment?

     A. The Fund benefited from its investments in large companies. For example, companies such as General Electric Co. (3.8% of net assets) and Microsoft Corp. (5.5%) performed well overall. The market correction in October also provided opportunities to buy shares of companies at attractive prices. In particular, we found opportunities in the technological and telecommunications sectors, both of which rebounded sharply during the fourth quarter.

     Q. What other stocks helped boost performance?

     A. Stocks that helped boost the Fund's performance included Oracle Corp. (0.7% of net assets), Cisco Systems, Inc. (2.0%), Intel Corp. (3.3%), Lucent Technologies, Inc. (3.1%) and Dell Computer Corp. (1.8%) in technology. MCI WorldCom, Inc. (3.7%) and AirTouch Communications, Inc. (1.7%) performed well in communications services, and Wal-Mart Stores, Inc. (1.5%) and Lowe's Cos., Inc. (1.4%) performed well in retail.

     Q. Did you avoid any sectors?

     A. We maintained the Fund's underweighting in the energy sector, due to the decline in oil prices, which threatened those companies' ability to increase profits.

     Q. What is your outlook for the stock market, and how will you manage the Fund in that environment?

     A. We expect interest rates and inflation to remain relatively low, with corporate earnings growing 5% to 8% over the next year. We believe that the stock market should continue to be very volatile. In that environment, we will continue to invest in companies that show visible long-term earnings growth, as well as solid short-term earnings performance. We will continue monitoring the valuations of the Fund's investments to avoid holding overvalued stocks.

     Q. What were the Fund's top five holdings as of January 31, 1999?

     A. The Fund's top five holdings were Microsoft Corp. (5.4% of net assets), General Electric Co. (3.8%), MCI WorldCom, Inc. (3.7%), Intel Corp. (3.3%) and Lucent Technologies, Inc. (3.1%).*

     ---------------------------------------------------------------------------
     Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

     *The composition of the portfolio is subject to change.

     1 The six-month return, with the maximum sales charge of 4.50%, was 9.81%.

     For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.

     2 The Fund's performance is measured against the Standard & Poor's 500 Stock Index, which represents the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fifth Third Cardinal Fund does reflect the deduction of fees for these value-added services.

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Fifth Third Pinnacle Fund


     An interview with Thomas Maurath, portfolio manager.

     Q. How did the Fund perform during the six-month period ended January 31, 1999?

     A. The Fund's net asset value rose from $32.48 (Investment A Shares) per share at the beginning of the period to $37.10 per share by the end of the same period. The Fund posted a total return of 16.87% on Investment A shares (before deduction of sales charge),1 compared to a 15.02% return for S&P 500 Stock Index.2

     Q. What factors affected the Fund's performance during that period?

     A. The markets were exceptionally volatile during the first half of the period. Investor concerns about the Russian short-term debt default, continuing financial troubles in Asia and Latin America and the difficulties encountered by the Long-Term Capital Management hedge fund created an uncertain environment in August. A period of indiscriminate selling followed, and the stock market declined through early October. Three Federal Reserve Board interest rate cuts and encouraging comments by Fed Chairman Alan Greenspan largely triggered the stock market rally, and prices reached new heights. Shares of the large, growth-oriented companies that this Fund purchases performed well during the period. Their performance may be attributed to the firms' ability to produce good earnings growth despite global financial problems.

     Q. How did you manage the Fund in that environment?

     A. We maintained our focus on strong companies with excellent earnings growth prospects and also took advantage of the market's volatility and purchased discounted shares of well-established companies. During the period, the Fund was underweight in the energy and utility sectors and slightly overweight in the technology, financial services and consumer goods sectors.

     Q. Where did you find the best investment opportunities during the period?

     A. In the telecommunications sector, AirTouch Communications, Inc. (2.7% of net assets) performed well during the period. Guidant Corp. (2.6%) was a strong performer in the health-care sector. We also found buying opportunities in the technology sector during the market downturn, which benefited the Fund when technology stocks led the market's upswing.

     Q. What is your outlook for the economy, and how will you manage the Fund in that environment?

     A. In our opinion, corporate earnings should continue to grow and inflationary pressures will remain muted. However, stock market valuations are not cheap. Therefore, we expect more modest gains from stocks amid considerable volatility. We continue to focus on companies whose earnings are likely to exceed Wall Street's expectations, a strategy that may work well for long-term investors.

     Q. What are the Fund's top five holdings?

     A. As of January 31, 1999, the Fund's top five holdings were Providian Financial Corp. (2.9% of the portfolio), Microsoft Corp. (2.7%), AirTouch Communications, Inc. (2.7%), EMC Corp. (2.7%) and Intel Corp. (2.7%).*

     ---------------------------------------------------------------------------
     Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

     *The composition of the portfolio is subject to change.

     1 The six-month return, with the maximum sales charge of 4.50%, was 11.63%.

     2 The Fund's performance is compared to the Standard & Poor's 500 Stock Index, which represents the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fifth Third Pinnacle Fund does reflect the deduction of fees for these value-added services.

     For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.

Fifth Third Balanced Fund


     An interview with Steven E. Folker and Roberta Tucker, portfolio managers.

     Q. How did the Fund perform during the six-month period ended January 31, 1999?

     A. The Fund posted a total return of 13.38% during the period on Investment A Shares (before the deduction of sales charge),1 compared to a 7.38% return for the Fund's benchmark, the Lipper Balanced Funds Average.2

     Q. What economic or market factors affected the Fund's performance during the period?

     A. The period was characterized by low inflation and low interest rates, as the Federal Reserve Board cut interest rates three times. Investors flocked to shares of larger companies for safety and liquidity amid overseas economic troubles that threatened to create a global financial crisis. Shares of large companies significantly outperformed shares of small firms. In our opinion, the fixed-income market benefited from lower interest rates, but investors favored Treasury bonds as a "safe haven"; as a result, those securities outperformed other sectors.

     Q. Did the Fund's allocation to stocks and bonds change during the period?

     A. The Fund began the period with 62.6% of its holdings in equities and 34.4% in fixed-income securities, leaving 4.1% in cash. We increased the Fund's equity position to 64.0%, while increasing its stake in bonds to 34.7%; cash declined to 1.3%. The shift in part reflected attractive valuations among stocks later in the period.*

     Q. How did you position the Fund's equity holdings?

     A. The Fund's equity portfolio remained primarily composed of large-company stocks. We found attractive valuations among technology stocks during the October correction, and those stocks helped boost the Fund's performance. We also increased the Fund's exposure to the communications sector, which also offered attractive growth opportunities. We reduced our holdings in the energy sector due to weakness in oil prices.

     Q. What about the Fund's bond holdings?

     A. The fixed-income portion of the portfolio mirrors the portfolio of the Quality Bond Fund. During the period, we emphasized high-quality issues--primarily Treasury bonds and select high-quality corporate and government agency issues. Such bonds performed well, as investors flocked to them for safety from global economic problems.

     Q. What is your outlook for the stock and bond markets during the next several months and how will you position the Fund in that environment?

     A. In the coming months, we will continue to overweight equities because we believe stocks will outperform bonds. We will also continue to invest most of the portfolio's assets in shares of large and mid-sized high-quality growth companies trading at reasonable valuations. We also will invest a significant percentage of the portfolio in high-quality Treasury and corporate fixed-income securities to curb shareholders' risk. The Federal Reserve Board could leave interest rates unchanged during the coming months. However, investors may continue to fear the potential of a rate hike to curb economic growth. Their concern may keep interest rates near the high end of a range of perhaps 5.5% to 6.0% for long-term Treasury issues. We will extend the Fund's average maturity as rates approach 6.0% and will reduce it to a neutral position as rates approach 5%. We will also look for opportunities to purchase high-quality corporate bonds at attractive prices.

     Q. What were the Fund's top five equity holdings as of January 31, 1999?

     A. The Fund's top five equity holdings were Intel Corp. (3.0% of net assets), Guidant Corp. (2.9%), Home Depot, Inc. (2.7%), MCI WorldCom, Inc. (2.5%) and Freddie Mac (2.2%).

     ---------------------------------------------------------------------------
     Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

     * The composition of the portfolio is subject to change.

     For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.

     1 The six-month return, with the maximum sales charge of 4.50%, was 8.26%.

     2 The Lipper Balanced Funds Average is comprised of funds that seek to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Fifth Third Mid Cap Fund


     An interview with Steven E. Folker, portfolio manager.

     Q. How did the Fund perform during the six-month period ended January 31, 1999?

     A. The total return for the Fund during the period was 3.22% on Investment A Shares (before the deduction of sales charge),1 compared to a return of 9.63% for the S&P MidCap 400 Index2 and 6.97% for the Lipper Mid-Cap Funds Average.3

     Q. What economic or market conditions contributed to the Fund's performance?

     A. While mid-cap stocks did relatively well, shares of large growth companies continued to significantly outperform shares of both small and mid-size firms. Fears of a global recession and concerns about liquidity may have led many investors to favor large-company shares over mid-cap stocks.

     Q. How did you manage the Fund in that environment?

     A. We continued to invest the Fund in shares of high-quality, medium-sized companies with above-average growth prospects trading at attractive valuations. We found opportunities during the market correction in October to buy shares of good companies at attractive prices. This approach led us to overweight the technology sector, which rebounded sharply later in the period.

     Q. What stocks helped boost returns?

     A. Strong performers included QLogic Corp. (2.8% of net assets), Flextronics International Ltd. (3.9%) and Analog Devices, Inc. (3.7%) in technology; STERIS Corp. (5.2%) and Sybron International Corp. (2.1%) in health care; and Comair Holdings, Inc. (5.1%) in transportation.

     Q. Did you avoid any sectors?

     A. We avoided exposure in the utilities sector and remained underweighted in basic materials, capital goods and energy, due to those sectors' high sensitivity to economic fluctuations.

     Q. What is your outlook for the stock market, and how will you manage the Fund in that environment?

     A. Low inflation and low interest rates could help boost the U.S. economy and the stock market in the coming year. We expect gradual improvement in mid-cap stocks. Our strategy will remain consistent. We will attempt to identify and purchase shares of medium-sized companies that are undervalued relative to their long-term growth prospects.

     Q. What were the Fund's top five holdings as of January 31, 1999?

     A. The Fund's top five holdings were STERIS Corp. (5.2% of net assets), Comair Holdings, Inc. (5.1%), First Tennessee National Corp. (4.9%), Century Telephone Enterprises, Inc. (4.7%) and Fiserv, Inc. (4.2%).*

     ---------------------------------------------------------------------------
     Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

     *The composition of the portfolio is subject to change.

     1 The six-month return, with the maximum sales charge of 4.50%, was -1.41%.

     For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.

     2 The Fund's performance is being measured against the Standard & Poor's MidCap 400 Index to reflect the Fund's focus on the mid-cap sector of the U.S. stock market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fifth Third Mid Cap Fund does reflect the deduction of fees for these value-added services.

     3 The Lipper Mid-Cap Funds Average is comprised of funds that seek to invest primarily in companies with market capitalizations of less than $5 billion at the time of purchase.

Fifth Third International Equity Fund


     An interview with John Schmitz, portfolio manager.

     Q. How did the Fund perform during the six-month period ended January 31, 1999?

     A. The Fund returned -2.18% on Investment A Shares (before deduction of sales charge),1 compared to a 2.17% return for the Morgan Stanley Capital International EAFE Index.2

     Q. How did foreign markets perform during the period?

     A. Financial troubles in many overseas economies hampered the performance of foreign stock markets during much of the period. The third quarter was one of the worst three quarters on record for the Morgan Stanley Capital International EAFE index. During that time, Asia's economic and financial problems affected Latin America, Russia and Europe. Russia's decision to default on its short-term debt was particularly troubling for the many European banks with large Russian debt. Lower-than-expected earnings in Europe caused the MSCI Europe Index to fall 30% from its July 20 peak. In the wake of those losses, a powerful rally lifted the global equity markets from October through mid-November. European markets recovered roughly half of their August losses. The fourth quarter of 1998 was, however, plagued by vicious cross-currents in the fixed-income and currency markets, including an extremely sharp rise in the value of the Japanese yen during a one-week period in the fourth quarter.

     Q. How did you manage the Fund in that environment?

     A. At the beginning of the period, we were troubled by high valuations for many European equities and continued financial and economic weakness in many areas of the globe. Thus, the Fund was slightly underweight in both Asia and Europe during the third quarter, with cash close to our maximum permitted levels. During the fourth quarter, we reduced the Fund's cash position. We continued to underweight European markets, which are just beginning to feel the effects of deflation in the form of falling exports and lower Gross Domestic Product (GDP) growth estimates. We gradually increased the Fund's investments in Asia, where equities remain very inexpensive, currencies are strong, interest rates have dropped, and corporate cost cutting is accelerating.

     Q. What is your outlook for global markets and how will you manage the Fund in that environment?

     A. In general, we remain concerned about deteriorating economic fundamentals abroad. We think corporate earnings could remain flat or even decline in Europe, falling well short of analysts' expectations for 15% earnings growth. Such earnings disappointments could dampen the performance of European stocks. Meanwhile, the outlook for Asian and Japanese markets in particular remains cloudy. We continue to visit various countries and companies in search of a clearer picture, and we will act aggressively as it emerges.

     ---------------------------------------------------------------------------
     Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

     Foreign investing generally involves a greater degree of risk and volatility than investing in the U.S. markets.

     1 The six-month return, with the maximum sales charge of 4.50%, was -6.57%.

     For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower

     2 The Fund's performance is measured against the Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index, an unmanaged index generally representative of the foreign stock market. The Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

Fifth Third Bond Fund for Income


     An interview with Roberta Tucker, portfolio manager.

     Q. How did the Fund perform during the six-month period ended January 31, 1999?

     A. The Fund distributed $0.30 per share, and its net asset value decreased from $12.19 to $12.18 (Investment A Shares) per share during the six months ended January 31, 1999. The combination generated a total return of 4.15% on Investment A Shares (before deduction of sales charge).1 That return compared to a 5.00% total return for the Lehman Brothers Intermediate Government/Corporate Bond Index2 and a 3.66% return for the Lipper Short-Intermediate Investment Grade Bond Funds Average.3

     Q. What were conditions in the bond market during the recent six-month period?

     A. The United States continued to enjoy strong economic growth and very low inflation. However, the markets also reflected a global financial crisis brought on by continued economic problems in Asia, Russia and Latin America. In our opinion, investors worried that those problems would spread to the United States and dampen domestic economic growth. As a result, the Federal Reserve Board reduced short-term interest rates three times during the period--once in September, and twice in October 1998 for a total reduction of 75 basis points. Long-term Treasury bonds' prices rose, bolstered by safety-conscious investors. Corporations were forced to offer higher rates relative to Treasuries to attract capital; therefore, the spread between yields on Treasury and corporate bonds increased.

     Q. How did you manage the Fund in that environment?

     A. The Fund's average maturity fluctuated during the period. As Treasury yields fell in August, we increased the Fund's average maturity to a point longer than that of its benchmark. But we took profits later in the period, reducing the Fund's average maturity until it was neutral to its benchmark. We maintained that neutral position for the rest of the period. The Fund seeks to provide stable current income as well as an attractive total return for shareholders. For that reason we maintained a significant stake in high-quality corporate bonds, which deliver more income than Treasuries. The Fund did not fully participate in the price gains that the Treasuries delivered during the period. The Fund benefited from our extensive credit research, which helped us identify high-quality corporate issues trading at attractive prices. We maintained the Fund's high average credit quality, which stood at AA1 at the end of January. That approach also benefited the Fund as investors favored issues with very high credit quality.

     Q. What is your outlook for the bond market, and how will you manage the Fund in that environment?

     A. We expect to see strong economic growth and strong consumer spending during the first half of 1999. The Fed probably will not increase rates, but investor concerns that it will do so could keep rates on long-term Treasuries near the high end of a trading range of 5.0% to 6.0%. We will attempt to maintain a neutral average maturity when rates are near 5% and will extend the Fund's average maturity as rates approach 6.0%. The bond market and spreads between yields in different sectors will continue to fluctuate. We will continue to overweight corporate bonds in net assets in order to provide shareholders with an attractive level of income. However, we will purchase only select, high-quality issues in that sector to reduce risk to shareholders.

     ---------------------------------------------------------------------------
     Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

     1 The six-month return, with the maximum sales charge of 4.50%, was -0.50%.

     For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.

     2 The Fund's performance is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, which represents the performance of the bond market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fifth Third Bond Fund for Income does reflect the deduction of fees for these value-added services.

     3 The Lipper Short-Intermediate Investment Grade Bond Funds Average is comprised of funds that seek to invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

Fifth Third Quality Bond Fund

   An interview with Roberta Tucker, portfolio manager.

   Q. How did the Fund perform during the six-month period ended January 31, 1999?

   A. The Fund during the period posted a total return of 4.86% on Investment A Shares (before deduction of sales charge).1 That return reflected an income distribution of $0.24 per share and an increase in the Fund's net asset value from $9.96 at the beginning of the period to $10.10 at the end of the period. The Fund's benchmarks, the Lipper Intermediate Investment Grade Debt Funds Average2 and the Lehman Brothers Aggregate Bond Index,3 returned 4.09% and 5.10%, respectively.

   Q. What was the environment in the bond market during the recent period?

   A. The United States continued to experience strong economic growth and low inflation in the context of severe global economic problems. As the period began, global markets were entering a financial crisis brought on by problems in overseas markets such as Asia, Russia and Latin America. Investors worried that those problems could spread to the United States and hurt our economy. As a result, the Federal Reserve acted to reduce short-term interest rates three times during the period--once in September, and twice in October 1998--for a total reduction of 75 basis points. Long-term Treasury bonds' prices rose as a result.

   Q. How did you position the Fund in that environment?

   A. We anticipated early in the period that the global economic crisis would cause investors to favor Treasury bonds; therefore, we increased the Fund's weighting in Treasuries. That strategy initially benefited the Fund but hurt performance slightly when corporate bonds rebounded during November and January. We increased the Fund's investment in corporate and agency issues later in the period to take advantage of those securities' attractive yields. The Fund's average maturity fluctuated during the period, based on conditions in the bond market. In August, the Fund benefited from an average maturity longer than that of its index, which boosted the portfolio's returns. Later in the period, we reduced the Fund's average maturity to lock in gains and reduce shareholders' risk.

   Q. What is your outlook for the bond market, and how will you manage the Fund in that environment?

   A. We believe it is likely we could see strong economic growth and strong consumer spending during the first half of 1999. The Fed may remain neutral regarding interest rates. In our opinion, however, investor concern about the potential for a rate hike to prevent inflation may keep interest rates near the high end of a range of 5.0% to 6.0% for long-term Treasury issues. The bond market and spreads between yields in its different sectors could continue to fluctuate. We may see pressure on corporate profits in the third quarter, which could lead to lower interest rates. We will seek to maintain neutral weighting in Treasury bonds, and we will look for opportunities to purchase high-quality corporate bonds at attractive prices. We will attempt to increase the Fund's average maturity as rates approach 6.0%, and we will reduce it to a neutral position as rates approach 5.0%.

   -----------------------------------------------------------------------------
   Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

   1 The six-month return, with the maximum sales charge of 4.50%, was 0.13%.

   For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.

   2 The Lipper Intermediate Investment Grade Debt Funds Average is comprised of funds that seek to invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

   3 The Fund's performance is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the performance of the bond market as a whole, and the Lipper Intermediate Investment Grade Debt Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category. The Lehman Brothers Aggregate Bond Index does not reflect the deduction of fees associated with a mutual fund. The Lipper Intermediate Investment Grade Debt Funds Average and the Fund's performance reflect the deduction of fees for these value-added services.

Fifth Third U.S. Government Securities Fund


     An interview with Roberta Tucker, portfolio manager.

     Q. How did the Fund perform during the six-month period ended January 31, 1999?

     A. The Fund, during the period, delivered a total return of 4.33% on Investment A Shares (before deduction of sales charge),1 which reflected an income distribution of $0.25 per share and an increase in the Fund's net asset value from $9.82 per share at the beginning of the period to $10.01 per share at the end of the period. The Fund's benchmarks, the Lehman Brothers Intermediate Government Bond Index2 and the Lipper Short-Intermediate Government Bond Funds Average,3 returned 4.99% and 3.83%, respectively.

     Q. What was the environment in the bond market during the recent period?

     A. The United States continued to enjoy strong economic growth and very low inflation. In addition, the markets reflected a financial crisis in overseas markets such as Asia, Russia and Latin America. Investors were concerned that financial problems in those countries would spread to the United States and hurt our economy. As a result, the Federal Reserve Board acted to reduce short-term interest rates three times during the period--once in September, and twice in October 1998--for a total reduction of 75 basis points. Meanwhile, investors favored the safety of Treasury securities, pushing those bonds' prices higher and increasing the gap between yields on Treasuries and lower-quality issues.

     Q. How did you position the Fund in that environment?

     A. The Fund began the period with a neutral average maturity, which we then extended to take advantage of the rally in Treasuries. Subsequently, we reverted to a neutral average maturity and maintained it throughout the rest of the period. We purchased select government agency issues in November and December. That move boosted the Fund's income, taking advantage of those issues' growing yield advantage relative to Treasuries. Toward the end of the period, half of the Fund's assets was in government agency bonds--a relatively high percentage for the Fund. Recently, the yield gap between Treasuries and agency securities has narrowed, so we may take some profits in the agency sector.

     Q. What is your outlook for the bond market going forward?

     A. We expect to see strong economic growth and strong consumer spending during the first half of 1999. The Fed probably will not increase rates, but the economy's continued growth might raise fears of such a rate hike. Thus, interest rates on long-term Treasury issues will likely stay near the high end of a range of 5.0% to 6.0%. The bond market in general and gaps between yields in its different sectors should continue to fluctuate. In particular, we think yields on agency securities may increase relative to Treasury yields once again. That prospect encourages us to reduce the Fund's weighting in that sector.

     ---------------------------------------------------------------------------
     Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

     1 The six-month return, with the maximum sales charge of 4.50%, was -0.34%.

     For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.

     2 The Fund's performance is measured against the Lehman Brothers Intermediate Government Bond Index, which is generally representative of the total return of intermediate-term U.S. Government securities. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fifth Third U.S. Government Securities Fund does reflect the deduction of fees for these value-added services.

     3 The Lipper Short-Intermediate Government Bond Funds Average is comprised of funds that seek to invest at least 65% of their assets in securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities, with dollar-weighted average maturities of one to five years.

Fifth Third Municipal Bond Fund+


     An interview with Kim Burford, portfolio manager.

     Q. How did the Fund perform during the six-month period ended January 31, 1999?

     A. The Fund distributed $0.22 per share during the period. Its net asset value increased from $12.24 per share to $12.36 per share, for a total return of 4.58% on Investment A Shares (before deduction of sales charge).1 That return compares to a 4.17% return for the Lipper Intermediate Municipal Debt Funds Average2 and a 4.59% return for the Lehman Brothers Municipal Bond Index.3

     Q. How did the municipal bond market perform during the period?

     A. In our opinion, bonds performed generally well during the period, due to falling interest rates, low inflation and increased demand for bonds in the wake of continued global economic concerns. However, Treasury bonds outperformed municipal bonds during the period. Municipals typically do not perform as well in the type of declining interest rate environments we saw during the prior six months. Moreover, investors--especially foreign investors--favored Treasury bonds in the wake of continued economic problems in Russia, Latin America and Asia. A large supply of municipal issues in 1998 also contributed to municipal bonds' lack of performance. In all, $284.2 billion in new municipal issues came into the market during 1998, in large part because municipalities refinanced their existing debt in the low interest rate environment. This heavy supply caused municipal bond yields to reach historically high levels as a percentage of Treasury yields. At times, yields on municipal bonds actually rivaled those of Treasuries. Those relatively high yields made municipal bonds attractive investments during the period.

     Q. How did you position the Fund in that environment?

     A. We lengthened the Fund's average maturity during the period to take advantage of the steep yield curve. That approach benefited the Fund, as bonds with relatively long maturities outperformed short-term bonds during the period. The Fund's average maturity began the period at 8.06 years and finished the period at 8.94 years, comparable to the Fund's benchmark. The Fund held 60.2% of its assets in revenue backed bonds and 37.0% in general obligation bonds, with the remainder in cash and cash equivalents.*

     Q. What changes did you make to the Fund's credit quality during the period?

     A. We continued to favor issues with high credit quality. That strategy worked well during the period, as investors favored bonds with good credit quality, reflecting the fact that the extra yields on lower-rated bonds were not enough to justify their additional risk. We slightly increased the percentage of the Fund's assets in AAA-rated bonds, from 59% to 63%, while decreasing assets in AA-rated securities from 34% to 30%.

     Q. What is your outlook for the economy and the municipal bond market going forward?

     A. Overall, we expect to see a very positive environment for municipal bonds, as credit upgrades outpace downgrades and local governments enjoy good cash flow. We expect the economy to grow at a modest pace, with low inflation and interest rates declining later in the year.

     Q. What will your strategy be in that environment?

     A. We will seek to maintain an average maturity longer than that of the Fund's benchmark to take advantage of any decline in interest rates. We also will continue to focus on high-quality issues and will only consider lowering the Fund's average credit quality if yields on lower-quality bonds increase substantially. Our primary objective is to provide shareholders with stable levels of income while seeking opportunities to boost the Fund's yield. Therefore, we will continue to seek out opportunities to protect and increase the Fund's income to shareholders while structuring the portfolio to take advantage of the current interest rate environment.

     ---------------------------------------------------------------------------
     Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

     +Some or all of the income may be subject to the federal alternative minimum tax and to certain state and local taxes.

     *The composition of the portfolio is subject to change.

     1 The six-month return, with the maximum sales charge of 4.50%, was -0.15%.

     For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.

     2 The Lipper Intermediate Municipal Debt Funds Average is comprised of funds that seek to invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years.

     3 The Lehman Brothers Municipal Bond Index is generally representative of municipal bonds with intermediate maturities. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fifth Third Municipal Bond Fund does reflect the deduction of fees for these value-added services.

Fifth Third Ohio Tax Bond Fund+


     An interview with Kim Burford, portfolio manager.

     Q. How did the Fund perform during the six-month period ended January 31, 1999?

     A. The Fund posted a total return of 4.64% on Investment A Shares (before deduction of sales charge)1 during the period, which reflected an increase in the Fund's net asset value per share, from $10.29 at the beginning of the period to $10.50 at the end of the period, and an income distribution per share of $0.20. The Fund's benchmarks, the Lipper Intermediate Municipal Debt Funds Average, the Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers Municipal Bond Index,2 returned 4.25%, 4.59% and 4.66%, respectively.

     Q. How did the Ohio municipal bond market perform during the period?

     A. The performance of the Ohio municipal bond market was similar to that of the overall municipal bond market. The uncertainty in overseas financial markets caused many investors, in our opinion, to seek safety and liquidity in Treasuries, pushing yields down and prices up on those issues. Many foreign investors bought Treasury securities during the period in response to problems in their own countries' economies. As a result, Treasuries significantly outperformed municipal bonds during the period. While that trend caused municipal bonds to underperform Treasuries, it also made their prices more stable.

     Q. How did you manage the Fund in that environment?

     A. The Fund began the period with an average maturity of 7.87 years and ended the period with an average maturity of 7.84 years. The relatively long average maturity of the Fund reflects our belief that interest rates will continue to decline. During the period, we adjusted the Fund's average maturity to take advantage of opportunities as they presented themselves. For example, we lengthened the Fund's average maturity to as long as 7.8 years in August as yields on longer-term bonds became attractive. We kept the Fund's credit quality high, because yields on lower-quality issues did not justify their additional risk.

     Q. What sectors of the muni market was the Fund invested in?

     A. General obligation bonds made up the largest percentage of the Fund's investments, with 34% of its assets. Other holdings included revenue-backed bonds, such as education bonds (22% of assets), water and sewer bonds (14%), transportation bonds (6%), and hospital bonds (5%). We slightly increased the Fund's exposure to hospital debt during the period as opportunities presented themselves in that sector.*

     Q. What is your outlook for the Ohio municipal bond market going forward, and how will you manage the Fund in that environment?

     A. We expect Ohio's economy to remain healthy. The low interest rate and low inflation environment, as well as Ohio's stable credit rating, bodes well for Ohio municipal bonds in the coming months. Likewise, Ohio's high marginal tax rate supports demand for municipal issues. Going forward, we may lengthen the Fund's average maturity slightly to take advantage of further declines in interest rates. We also will continue to focus on high-quality issues and will consider buying lower-rated bonds only if they offer yields that justify their higher risk. As always, we will look for opportunities to protect and increase the Fund's income.

     ---------------------------------------------------------------------------
     Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

     +The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

     Investing in a regional fund may involve risk, since the companies are located in the same geographical area.

     *The composition of the portfolio is subject to change.

     1 The six-month return, with the maximum sales charge of 4.50%, was -0.05%.

     For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.

     2 The Fund's performance is measured against the Lehman Brothers 7-Year Municipal Bond Index, the Lehman Brothers Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Average. The Lehman Brothers indices are unmanaged indices generally representative of the intermediate-term municipal bond market. The Lipper Intermediate Municipal Debt Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into that category. The Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers Municipal Bond Index do not reflect the deduction of fees associated with a mutual fund. The Lipper Intermediate Municipal Debt Funds Average and the Fund's performance do reflect the deduction of fees for these value-added services.

Fifth Third Quality Growth Fund
Schedule of Portfolio Investments
January 31, 1999
(Amounts in thousands except share amounts)
(Unaudited)
-------------------------------------------------------------------------

   Shares
       or
Principal             Security                                  Market
   Amount           Description                                  Value
-------------------------------------------------------------------------

Common Stocks -- 96.3%
           Banking -- 8.0%
730,000    Bank of New York Co., Inc.                            $ 25,915
 85,000    First Tennessee National Corp.                           3,108
270,000    Mellon Bank Corp.                                       18,090
 75,000    Regions Financial Corp.                                  2,878
 75,000    SouthTrust Corp.                                         2,784
                                                              -----------
              Total                                                52,775
                                                              -----------
           Beverages -- 1.7%
 70,000    Coca-Cola Co.                                            4,581
170,000    PepsiCo, Inc.                                            6,640
                                                              -----------
              Total                                                11,221
                                                              -----------
           Business Services -- 2.4%
170,000    Cintas Corp. (c)                                        12,931
200,000    Service Corp. International                              3,175
                                                              -----------
              Total                                                16,106
                                                              -----------
           Computer Software &
           Services -- 5.9%
105,000    Computer Sciences Corp. (b)                              7,199
120,000    Microsoft Corp. (b)                                     21,000
200,000    Oracle Corp. (b)                                        11,075
                                                              -----------
              Total                                                39,274
                                                              -----------
           Consumer Products -- 1.9%
170,000    Newell Co. (c)                                           7,066
 62,000    Procter & Gamble Co.                                     5,634
                                                              -----------
              Total                                                12,700
                                                              -----------
           Electrical Equipment -- 3.0%
190,000    General Electric Co.                                    19,926
                                                              -----------
           Electronics -- 16.4%
210,000    Cisco Systems, Inc. (b)                                 23,428
265,000    Intel Corp.                                             37,349
130,000    Lucent Technologies, Inc.                               14,633
180,000    Tellabs, Inc. (b)                                       15,435
180,000    Texas Instruments, Inc.                                 17,798
                                                              -----------
              Total                                               108,643
                                                              -----------
           Financial Services -- 4.3%
460,000    Freddie Mac                                             28,520
                                                              -----------
           Healthcare -- 5.2%
100,000    Baxter International, Inc.                               7,094
460,000    Guidant Corp.                                           27,111
                                                              -----------
              Total                                                34,205
                                                              -----------
              Insurance -- 5.5%
185,000    Allstate Corp.                                           6,949
137,000    Cincinnati Financial Corp.                               4,512
250,000    Marsh & McLennan Cos., Inc.                             15,720
250,000    MGIC Investment Corp.                                    9,156
                                                              -----------
              Total                                                36,337
                                                              -----------
           Manufacturing -- 7.0%
315,000    Illinois Tool Works, Inc. (c)                           18,998
300,000    Tyco International Ltd.                                 23,119
140,000    Zebra Technologies Corp.,
           Class A (b)                                              4,226
                                                              -----------
              Total                                                46,343
                                                              -----------
           Media/Publishing -- 3.5%
295,000    Interpublic Group of Cos., Inc.                         23,342
                                                              -----------
           Medical Distribution -- 2.8%
255,000    Cardinal Health, Inc. (c)                               18,854
                                                              -----------
           Office Equipment &
           Supplies -- 2.6%
110,000    Avery Dennison Corp.                                     5,438
170,000    Pitney Bowes, Inc.                                      11,698
                                                              -----------
              Total                                                17,136
                                                              -----------
Oil & Gas -- 2.9%
 45,000    Chevron Corp.                                            3,364
110,000    Mobil Corp.                                              9,645
137,000    Schlumberger Ltd.                                        6,525
                                                              -----------
              Total                                                19,534
                                                              -----------
           Pharmaceuticals -- 6.8%
170,000    American Home Products Corp.                             9,977
 52,000    Bristol-Myers Squibb Co.                                 6,666
105,000    Pfizer, Inc.                                            13,506
 94,000    Schering-Plough Corp.                                    5,123
132,300    Warner-Lambert, Inc.                                     9,550
                                                              -----------
              Total                                                44,822
                                                              -----------
Retail -- 10.6%
560,000    Home Depot, Inc.                                        33,810
330,000    Lowe's Cos., Inc.                                       19,243
200,000    Wal-Mart Stores, Inc.                                   17,200
                                                              -----------
              Total                                                70,253
                                                              -----------
           Telecommunications -- 4.1%
340,000    MCI WorldCom, Inc. (b)                                  27,115
                                                              -----------
           Transportation -- 1.7%
300,000    Comair Holdings, Inc.                                   11,006
                                                              -----------
           Total Common Stocks                                    638,112
                                                              -----------
Repurchase Agreements -- 1.5%
 $9,689    Warburg/Dillion, 4.70%, dated
           1/31/99, due 2/1/99 (at amortized
           cost), collateralized by U.S. Treasury
           Bond, 6.25%, due 8/15/23 with a
           value of $9,896.                                         9,689
                                                              -----------
              Total Repurchase Agreements                           9,689
                                                              -----------

                                  -Continued-

Fifth Third Quality Growth Fund
-------------------------------------------------------------------------


   Shares
       or
Principal             Security                                  Market
   Amount           Description                                  Value
---------  --------------------------------------------------  ----------

Short Term Securities Purchased with
Collateral -- 7.0%
           Commercial Paper -- 1.1%
    279    BellSouth Telecommunications,
           4.85%, 2/4/99                                         $    278
    433    BellSouth Telecommunications,
           4.75%, 2/10/99                                             432
    337    Coca-Cola Co., 4.77%, 2/16/99                              336
  1,046    Coca-Cola Co., 4.78%, 2/16/99                            1,044
    625    DuPont De Nemours & Co., 4.76%,
           2/2/99                                                     624
  1,610    Harvard University, 4.82%, 2/1/99                        1,608
  1,400    Petrofina Delaware, Inc., 4.85%,
           2/9/99                                                   1,395
    242    U.B.S. Finance Delaware, 4.83%,
           2/9/99                                                     242
    523    Xerox Corp., 4.80%, 2/8/99                                 521
  1,000    Xerox Corp., 4.82%, 2/1/99                               1,000
                                                              -----------
              Total                                                 7,480
                                                              -----------
           Corporate Bond -- 2.4%
  5,829    GMAC, Floating Rate Note, 5.21%,
           2/25/00                                                  5,823
 10,047    Goldman Sachs, Floating Rate Note,
           5.00%, 7/24/00                                          10,022
                                                              -----------
              Total                                                15,845
                                                              -----------
           Repurchase Agreements -- 3.5%
 23,084    Morgan Stanley, 4.70%, dated
           1/29/99, due 2/1/99 (at amortized
           cost), collateralized by U.S. Treasury
           Notes, 5.38%-7.25%, due
           6/30/03-8/15/04 with a value of
           23,681.                                                 23,084
                                                              -----------
           Total Short Term Securities
           Purchased with Collateral                               46,409
                                                              -----------
           Total Investments
           (Cost $443,228) (a) -- 104.8%                          694,210
           Liabilities in excess of other
           assets -- (4.8)%                                      (31,947)
                                                              -----------
           TOTAL NET ASSETS -- 100.0%                            $662,263
                                                              -----------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $250,982, which is composed of $261,289 appreciation and $10,307 depreciation at January 31, 1999.

(b)  Non-income producing security.

(c)  All or part of this security has been loaned at January 31, 1999.


      (See Notes which are an integral part of the Financial Statements)

Fifth Third Equity Income Fund
Schedule of Portfolio Investments
January 31, 1999
(Amounts in thousands except share amounts)
(Unaudited)
------------------------------------------------------------------------------

   Shares
       or
Principal                 Security                                   Market
   Amount                Description                                  Value
------------------------------------------------------------------------------

Common Stock -- 99.4%
           Banking -- 18.6%
210,000    Bank of New York Co., Inc.                                 $  7,456
117,400    First Tennessee National Corp. (b)                            4,292
 99,200    Mellon Bank Corp.                                             6,647
170,000    SouthTrust Corp.                                              6,311
172,500    Wells Fargo & Co.                                             6,027
                                                                     ---------
              Total                                                     30,733
                                                                     ---------
           Business Services -- 0.5%
 54,000    Service Corp. International                                     857
                                                                     ---------
           Chemicals -- 3.2%
365,000    RPM, Inc.                                                     5,224
                                                                     ---------
           Conglomerates -- 2.1%
 46,000    Textron, Inc.                                                 3,424
                                                                     ---------
           Electrical Equipment -- 11.7%
 65,000    Emerson Electric Co.                                          3,782
 40,000    General Electric Co.                                          4,195
111,000    Hubbell, Inc., Class B                                        4,065
160,000    NIPSCO Industries, Inc.                                       4,341
129,000    TECO Energy, Inc.                                             2,999
                                                                     ---------
              Total                                                     19,382
                                                                     ---------
           Financial Services -- 4.8%
 78,000    A.G. Edwards, Inc.                                            2,642
 72,000    Fannie Mae                                                    5,247
                                                                     ---------
              Total                                                      7,889
                                                                     ---------
           Food -- 7.7%
 45,500    Bestfoods                                                     2,289
 62,500    ConAgra, Inc.                                                 2,031
 82,000    H.J. Heinz Co.                                                4,618
140,000    SYSCO Corp.                                                   3,815
                                                                     ---------
              Total                                                     12,753
                                                                     ---------
           Insurance -- 6.4%
 12,000    American General Corp.                                          856
 36,000    Cincinnati Financial Corp.                                    1,186
 84,000    Marsh & McLennan Co., Inc.                                    5,281
 85,300    SAFECO Corp. (b)                                              3,316
                                                                     ---------
              Total                                                     10,639
                                                                     ---------
           Manufacturing -- 1.8%
 28,500    Federal Signal Corp.                                            757
 52,700    Newell Co. (b)                                                2,190
                                                                     ---------
              Total                                                      2,947
                                                                     ---------
           Office Equipment &
           Supplies -- 7.7%
118,000    Avery Dennison Corp.                                          5,834
100,000    Pitney Bowes, Inc.                                            6,881
                                                                     ---------
              Total                                                     12,715
                                                                     ---------
           Oil & Gas -- 6.9%
 65,000    Chevron Corp.                                                 4,859
 75,000    Mobil Corp.                                                   6,576
                                                                     ---------
              Total                                                     11,435
                                                                     ---------
           Pharmaceuticals -- 9.2%
 41,500    Abbott Laboratories                                           1,927
 38,900    Johnson & Johnson                                             3,307
 20,000    Merck & Co., Inc.                                             2,935
 80,000    Schering-Plough Corp.                                         4,360
 37,500    Warner-Lambert, Inc.                                          2,707
                                                                     ---------
              Total                                                     15,236
                                                                     ---------
           Retail -- 1.3%
 56,500    J.C. Penney Co., Inc.                                         2,214
                                                                     ---------
           Telecommunications -- 11.3%
102,500    ALLTEL Corp.                                                  6,618
105,000    Ameritech Corp.                                               6,838
 88,000    Bell Atlantic Corp.                                           5,280
                                                                     ---------
              Total                                                     18,736
                                                                     ---------
           Transportation -- 4.0%
177,000    GATX Corp.                                                    6,582
                                                                     ---------
           Utilities/Electric -- 1.7%
 90,000    Cinergy Corp.                                                 2,818
                                                                     ---------
           Utilities/Natural Gas -- 0.5%
 28,390    LG&E Energy Corp.                                               749
                                                                     ---------
           Total Common Stock                                          164,333
                                                                     ---------
Repurchase Agreement -- 0.4%
   $627    Warburg/Dillion, 4.70%, dated
           1/29/99, due 2/1/99 (at amortized
           cost), collateralized by U.S. Treasury
           Bond, 6.25%, due 8/15/23 with a
           value of $641.                                                  627
                                                                     ---------
           Total Repurchase Agreement                                      627
                                                                     ---------
Short Term Securities Purchased with
Collateral -- 3.4%
           Commercial Paper -- 0.1%
    137    Harvard University, 4.82%, 2/1/99                               137
     49    Xerox Corp., 4.82%, 2/1/99                                       49
                                                                     ---------
              Total                                                        186
                                                                     ---------
           Corporate Bond -- 2.0%
  1,416    GMAC, Floating Rate Note, 5.21%,
           2/25/00                                                       1,414
  1,984    Goldman Sachs, Floating Rate Note,
           5.00%, 7/24/00                                                1,979
                                                                     ---------
              Total                                                      3,393
                                                                     ---------

                                  -Continued-

Fifth Third Equity Income Fund
----------------------------------------------------------------------------
   Shares
       or
Principal                 Security                                   Market
   Amount                Description                                  Value
----------------------------------------------------------------------------

           Repurchase Agreement -- 1.3%
$ 2,092    Morgan Stanley, 4.70%, dated
           1/29/99, due 2/1/99 (at amortized
           cost), collateralized by U.S. Treasury
           Notes, 5.38%-7.25%, due
           6/30/03-8/15/04 with a value of
           $2,146.                                                  $  2,092
                                                                    --------
           Total Short Term Securities
           Purchased with Collateral                                   5,671
                                                                    --------
           Total Investments
           (Cost $121,628) (a)-- 103.2%                              170,631
                                                                    --------
           Liabilities in excess of other
           assets -- (3.2)%                                           (5,346)
                                                                    --------
           TOTAL NET ASSETS -- 100.0%                               $165,285
                                                                    --------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $49,003, which is composed of $54,107 appreciation and $5,104 depreciation at January 31, 1999.

(b)  All or part of this security has been loaned at January 31, 1999.




       (See Notes which are an integral part of the Financial Statements)

Fifth Third Cardinal Fund
Schedule of Portfolio Investments
January 31, 1999
(Amounts in thousands except share amounts)
(Unaudited)
-------------------------------------------------------------------------------

                          Security                                     Market
   Shares                Description                                    Value
-------------------------------------------------------------------------------

Common Stocks -- 99.2%
           Banks -- 3.8%
 30,000    AmSouth Bancorp.                                            $ 1,322
 30,000    Bank of New York Co., Inc.                                    1,065
 80,000    Bank One Corp.                                                4,190
 25,000    Citigroup, Inc.                                               1,402
 66,000    Huntington Bancshares, Inc.                                   2,054
 15,000    Mellon Bank Corp.                                             1,005
                                                                     ---------
              Total                                                     11,038
                                                                     ---------
           Beverages -- 3.3%
100,000    Coca-Cola Co.                                                 6,543
 75,000    PepsiCo, Inc.                                                 2,930
                                                                     ---------
              Total                                                      9,473
                                                                     ---------
           Business Services -- 0.5%
100,000    Service Corp. International                                   1,588
                                                                     ---------
           Chemicals -- 0.9%
 51,400    Dupont (E.I.) de Nemours & Co.                                2,631
                                                                     ---------
           Computer Software &
           Services -- 6.8%
 30,000    Computer Sciences Corp. (b)                                   2,057
 90,000    Microsoft Corp. (b)                                          15,750
 35,000    Oracle Corp. (b)                                              1,938
                                                                     ---------
              Total                                                     19,745
                                                                     ---------
           Computer Systems &
           Equipment -- 8.4%
 52,000    Cisco Systems, Inc. (b)                                       5,800
100,000    Compaq Computer Corp.                                         4,763
 52,000    Dell Computer Corp. (b)                                       5,200
 40,000    Hewlett-Packard Co.                                           3,135
 30,000    IBM Corp.                                                     5,498
                                                                     ---------
              Total                                                     24,396
                                                                     ---------
           Consumer Products -- 5.3%
 35,000    Clorox Co.                                                    4,379
 50,000    Gillette Co.                                                  2,938
 30,000    Kimberly-Clark Corp.                                          1,494
 70,000    Procter & Gamble Co.                                          6,362
                                                                     ---------
              Total                                                     15,173
                                                                     ---------
           Electrical Equipment -- 3.8%
105,000    General Electric Co.                                         11,012
                                                                     ---------
           Electronics -- 10.5%
 65,000    Applied Materials, Inc. (b)                                   4,107
 67,000    Intel Corp.                                                   9,442
 10,000    KLA-Tencor Corp. (b)                                            578
 80,000    Lucent Technologies, Inc.                                     9,004
 20,000    PRI Automation, Inc. (b)                                        710
 50,000    Tellabs, Inc. (b)                                             4,288
 20,000    Texas Instruments, Inc.                                       1,978
                                                                     ---------
              Total                                                     30,107
                                                                     ---------
           Entertainment & Leisure -- 1.1%
100,000    The Walt Disney Co.                                           3,300

           Financial Services -- 3.3%
150,000    Charter One Financial, Inc.                                   4,200
 42,500    Fannie Mae                                                    3,097
 60,000    T. Rowe Price Associates, Inc.                                2,194
                                                                     ---------
              Total                                                      9,491
                                                                     ---------
           Healthcare -- 5.5%
 60,000    Biomet, Inc.                                                  2,198
 50,000    Guidant Corp.                                                 2,947
 60,000    Johnson & Johnson                                             5,100
 70,000    Medtronic, Inc.                                               5,578
                                                                     ---------
              Total                                                     15,823
                                                                     ---------
           Insurance -- 7.3%
 30,000    Allstate Corp.                                                1,127
 45,000    American International Group, Inc.                            4,632
100,000    Cincinnati Financial Corp.                                    3,294
100,000    First Tennessee National Corp.                                3,656
135,000    Marsh & McLennan Cos., Inc.                                   8,488
                                                                     ---------
              Total                                                     21,197
                                                                     ---------
           Manufacturing -- 4.1%
 80,000    Textron, Inc.                                                 5,955
 75,000    Tyco International, Ltd.                                      5,780
                                                                     ---------
              Total                                                     11,735
                                                                     ---------
           Media/Publishing -- 3.4%
 50,000    Gannett Co., Inc.                                             3,291
 80,000    New York Times Co., Class A                                   2,745
 60,000    Tribune Co.                                                   3,836
                                                                     ---------
              Total                                                      9,872
                                                                     ---------
           Medical Distribution -- 1.4%
 53,000    Cardinal Health, Inc.                                         3,919
                                                                     ---------
           Oil & Gas Producers &
           Services -- 5.3%
 75,000    Mobil Corp.                                                   6,577
 30,000    Royal Dutch Petroleum Co.                                     1,202
 40,000    Schlumberger, Ltd.                                            1,905
 35,000    Texaco, Inc.                                                  1,658
120,000    Williams Cos., Inc.                                           3,960
                                                                     ---------
              Total                                                     15,302
                                                                     ---------
           Pharmaceuticals -- 9.2%
 75,000    American Home Products Corp.                                  4,402
 25,000    Amgen, Inc. (b)                                               3,195
 50,000    Merck & Co., Inc.                                             7,337
 50,000    Pfizer, Inc.                                                  6,430
 50,000    Schering-Plough Corp.                                         2,725
 30,000    Warner-Lambert Co.                                            2,166
                                                                     ---------
              Total                                                     26,255
                                                                     ---------

                                 - continued -

Fifth Third Cardinal Fund
----------------------------------------------------------------------------

                          Security                                   Market
        Shares           Description                                 Value
----------------------------------------------------------------------------

                Restaurants -- 0.8%
        30,000  McDonald's Corp.                                    $  2,364
                                                                    --------
                Retail -- 4.3%
        60,000  Kohl's Corp. (b)                                       4,065
        70,000  Lowe's Cos., Inc.                                      4,082
        50,000  Wal-Mart Stores, Inc.                                  4,300
                                                                    --------
                  Total                                               12,447
                                                                    --------
                Telecommunications -- 8.3%
        50,000  AirTouch Communications, Inc. (b)                      4,828
        50,000  GTE Corp.                                              3,375
       133,438  MCI WorldCom, Inc. (b)                                10,642
        30,000  Qwest Communications
                International, Inc. (b)                                1,798
        40,000  Sprint Corp. (b)                                       3,355
                                                                    --------
                  Total                                               23,998
                                                                    --------
                Tobacco Products -- 1.2%
        75,000  Philip Morris Cos., Inc.                               3,525
                                                                    --------
                Transportation -- 0.7%
        25,000  FDX Corp. (b)                                          2,042
                                                                    --------
                Total Common Stocks                                  286,433
                                                                    --------
                Total Investments
                (Cost $135,778) (a) -- 99.2%                         286,433
                                                                    --------
                Other assets in excess of
                liabilities -- 0.8%                                    2,366
                                                                    --------
                TOTAL NET ASSETS -- 100.0%                          $288,799
                                                                    --------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $150,655, which is composed of $153,391 appreciation and $2,736 depreciation at January 31, 1999.

(b)  Non-income producing security.

      (See Notes which are an integral part of the Financial Statements)

Fifth Third Pinnacle Fund
Schedule of Portfolio Investments
January 31, 1999
(Amounts in thousands except share amounts)
(Unaudited)
-------------------------------------------------------------------------

   Shares
       or
Principal             Security                                  Market
   Amount           Description                                  Value
---------  -------------------------------------------------  -----------

Common Stocks -- 95.8%
           Banking -- 5.7%
 10,542    First Midwest Bancorp., Inc.                          $    383
 19,300    Firstar Corp.                                            1,702
 20,550    Providian Financial Corp.                                2,072

              Total                                                 4,157

           Chemicals -- 2.4%
 36,100    Monsanto Co.                                             1,717

           Computer Software &
           Services -- 5.1%
 21,200    Ceridian Corp. (b)                                       1,683
 11,400    Microsoft Corp. (b)                                      1,995
                                                              -----------
              Total                                                 3,678
                                                              -----------
           Computer Systems &
           Equipment -- 14.6%
 16,050    Cisco Systems, Inc. (b)                                  1,791
 18,100    EMC Corp. (b)                                            1,970
 13,700    Intel Corp.                                              1,931
 15,300    Lucent Technologies, Inc.                                1,722
 19,950    Tellabs, Inc. (b)                                        1,711
 46,700    Unisys Corp. (b)                                         1,547
                                                              -----------
              Total                                                10,672
                                                              -----------
           Consumer Durables -- 2.5%
 55,800    Masco Corp.                                              1,803
                                                              -----------
           Consumer Products -- 3.7%
 16,800    Colgate-Palmolive Co.                                    1,352
 23,900    Quaker Oats Co.                                          1,329
                                                              -----------
              Total                                                 2,681
                                                              -----------
           Consumer Services -- 2.3%
 33,192    Waste Management, Inc.                                   1,658
                                                              -----------
           Electrical Equipment -- 2.4%
 16,300    General Electric Co.                                     1,709
                                                              -----------
           Financial Services -- 2.2%
 21,700    Fannie Mae                                               1,581
                                                              -----------
           Food Processing -- 2.2%
 48,300    ConAgra, Inc.                                            1,570
                                                              -----------
           Healthcare -- 2.6%
 32,000    Guidant Corp.                                            1,886
                                                              -----------
           Insurance -- 12.9%
 17,375    American International Group, Inc.                       1,788
 19,200    CIGNA Corp.                                              1,582
 43,600    Conseco, Inc.                                            1,349
 24,200    Marsh & McLennan Cos., Inc.                              1,522
 27,300    UNUM Corp.                                               1,650
 21,000    WellPoint Health Networks, Inc. (b)                      1,571
                                                              -----------
              Total                                                 9,462
                                                              -----------
           Manufacturing -- 2.3%
 22,000    Tyco International Ltd. (c)                              1,695
                                                              -----------
           Medical Distribution -- 2.3%
 22,900    Cardinal Health, Inc.                                    1,693
                                                              -----------
           Oil & Gas -- 2.0%
 16,900    Mobil Corp.                                              1,482
                                                              -----------
           Pharmaceuticals -- 9.6%
 14,000    Amgen, Inc. (b)                                          1,788
 13,400    Bristol-Myers Squibb Co.                                 1,718
 31,000    Schering-Plough Corp.                                    1,690
 24,500    Warner-Lambert, Inc.                                     1,769
                                                              -----------
              Total                                                 6,965
                                                              -----------
           Printing & Publishing -- 2.5%
 28,700    Time Warner, Inc.                                        1,794
                                                              -----------
           Retail -- 9.2%
 31,700    CVS Corp.                                                1,736
 26,600    Home Depot, Inc.                                         1,606
 28,200    Kroger Co. (b)                                           1,790
 18,200    Wal-Mart Stores, Inc.                                    1,565
                                                              -----------
              Total                                                 6,697
                                                              -----------
           Telecommunications -- 7.2%
 20,500    AirTouch Communications, Inc. (b)                        1,980
 33,300    BellSouth Corp.                                          1,486
 22,500    MCI WorldCom, Inc. (b)                                   1,794
                                                              -----------
              Total                                                 5,260
                                                              -----------
           Transportation -- 2.1%
 55,700    Southwest Airlines Co.                                   1,497
                                                              -----------
           Total Common Stocks                                     69,657
                                                              -----------

                                  -Continued-

Fifth Third Pinnacle Fund
-------------------------------------------------------------------------

   Shares
       or
Principal             Security                                  Market
   Amount           Description                                  Value
---------  -------------------------------------------------  -----------

           Repurchase Agreement -- 7.6%
$ 5,527    Warburg/Dillion, 4.70%, dated
           1/31/99, due 2/1/99 (at amortized
           cost), collateralized by U.S. Treasury
           Bond, 6.25%, due 8/15/23 with a
           value of $5,645.                                     $   5,527
                                                              -----------
           Total Repurchase Agreement                               5,527
                                                              -----------

Short Term Securities Purchased with
Collateral -- 1.5%
           Commercial Paper -- 0.3%
     64    BellSouth Telecommunications,
           4.85%, 2/4/99                                               64
      9    Harvard University, 4.82%, 2/1/99                            9
     50    Petrofina Delaware, Inc., 4.85%,
           2/9/99                                                      50
    128    Xerox Corp., 4.80%, 2/8/99                                 127
                                                              -----------
              Total                                                   250
                                                              -----------
           Corporate Bond -- 1.0%
    684    Goldman Sachs, Floating Rate Note,
           5.00%, 7/24/00                                             682

           Repurchase Agreement -- 0.2%
$   155    Morgan Stanley, 4.70%, dated
           1/29/99, due 2/1/99 (at amortized
           cost), collateralized by U.S. Treasury
           Notes, 5.38%-7.25%, due
           6/30/03-8/15/04 with a value of $159.                $     155
                                                              -----------
           Total Short Term Securities
           Purchased with Collateral                                1,087
                                                              -----------
           Total Investments
           (Cost $55,595) (a) -- 104.9%                            76,271
                                                              -----------
           Liabilities in excess of other
           assets -- (4.9)%                                       (3,568)
                                                              -----------
           TOTAL NET ASSETS -- 100.0%                           $  72,703
                                                              -----------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $20,676 which is composed of $20,950 appreciation and $274 depreciation at January 31, 1999.

(b)  Non-income producing.

(c)  All or part of this security has been loaned at January 31, 1999.


      (See Notes which are an integral part of the Financial Statements)

Fifth Third Balanced Fund
Schedule of Portfolio Investments
January 31, 1999
(Amounts in thousands except share amounts)
(Unaudited)
------------------------------------------------------------------------

   Shares
       or
Principal        Security                                         Market
   Amount      Description                                         Value
------------------------------------------------------------------------

Common Stocks -- 64.0%
         Banking -- 5.4%
117,000  Bank of New York Co., Inc.                           $ 4,155
 70,000  First Tennessee National Corp.                         2,559
 60,000  Mellon Bank Corp.                                      4,020
 17,000  Regions Financial Corp.                                  652
 18,000  Southtrust Corp.                                         668
                                                           ----------
          Total                                                12,054
                                                           ----------
         Beverages -- 1.0%
 17,000  Coca-Cola Co.                                          1,112
 30,000  PepsiCo, Inc.                                          1,172
                                                           ----------
           Total                                                2,284
                                                           ----------
         Business Services -- 2.1%
 50,000  Boron, LePore & Associates, Inc. (b)                   1,719
 25,000  Cintas Corp. (c)                                       1,901
 12,000  Fastenal Co. (c)                                         463
 40,500  Service Corp. International                              643
                                                           ----------
           Total                                                4,726
                                                           ----------
         Computer Software &
         Services -- 4.9%
 23,000  Computer Sciences Corp.                                1,577
 50,000  Fiserv, Inc. (b) (c)                                   2,447
 27,000  Microsoft Corp. (b)                                    4,725
 40,000  Oracle Corp. (b)                                       2,215
                                                           ----------
           Total                                               10,964
                                                           ----------
         Consumer Products -- 1.1%
 32,000  Newell Co. (c)                                         1,330
 11,000  Procter & Gamble Co.                                   1,000
                                                           ----------
           Total                                                2,330
                                                           ----------
         Electrical Equipment -- 1.3%
 27,500  General Electric Co.                                   2,884
                                                           ----------
         Electronics -- 11.2%
 30,000  Analog Devices, Inc. (b)                                 893
  5,000  Applied Materials, Inc. (b)                              316
102,000  Artesyn Technologies, Inc. (b)                         1,645
 35,000  Cisco Systems, Inc. (b)                                3,904
 30,000  Flextronics International Ltd. (b) (c)                 1,271
 47,000  Intel Corp.                                            6,623
 29,000  Lucent Technologies, Inc.                              3,264
 20,000  Microchip Technology, Inc. (b)                           578
  9,000  QLogic Corp. (b)                                       1,241
 40,000  Tellabs, Inc. (b)                                      3,430
 15,000  Texas Instruments, Inc.                                1,483
                                                           ----------
           Total                                               24,648
                                                           ----------

         Financial Services -- 3.8%
 19,000  A.G. Edwards, Inc.                                       644
 77,000  Freddie Mac                                            4,774
 80,000  T. Rowe Price Associates, Inc.                         2,925
                                                           ----------
           Total                                                8,343
                                                           ----------
         General Building
         Contractors -- 0.5%
 87,500  Clayton Homes, Inc. (c)                                1,203
                                                           ----------
         Healthcare -- 5.8%
 22,000  Baxter International, Inc.                             1,561
110,000  Guidant Corp.                                          6,482
 60,000  HCR Manor Care, Inc. (b)                               1,605
 20,000  Respironics, Inc. (b)                                    308
 70,000  STERIS Corp. (b) (c)                                   2,109
 15,000  Universal Health Services, Inc. (b)                      671
                                                           ----------
           Total                                               12,736
                                                           ----------
         Insurance -- 3.1%
 25,000  Allstate Corp.                                           939
 24,000  Cincinnati Financial Corp.                               791
 60,000  Marsh & McLennan Cos., Inc.                            3,772
 40,000  MGIC Investment Corp.                                  1,465
                                                           ----------
           Total                                                6,967
                                                           ----------
         Manufacturing -- 3.5%
 38,000  Illinois Tool Works, Inc.                              2,292
 10,000  OM Group, Inc.                                           315
 54,000  Tyco International Ltd.                                4,161
 35,000  Zebra Technologies Corp., Class A (b)                  1,057
                                                           ----------
           Total                                                7,825
                                                           ----------
         Media/Publishing -- 1.2%
 34,000  Interpublic Group of Cos., Inc.                        2,690
                                                           ----------
         Medical Distribution -- 1.5%
 49,000  Bergen Brunswig Corp.                                  1,372
 27,000  Cardinal Health, Inc. (c)                              1,996
                                                           ----------
           Total                                                3,368
                                                           ----------
         Office Equipment &
         Supplies -- 1.0%
 16,000  Avery Dennison Corp.                                     791
 22,000  Pitney Bowes, Inc.                                     1,514
                                                           ----------
           Total                                                2,305
                                                           ----------
         Oil & Gas -- 1.6%
  8,000  Chevron Corp.                                            598
 40,000  Global Marine, Inc. (b)                                  333
 20,000  Mobil Corp.                                            1,753
 17,000  Schlumberger Ltd.                                        810
                                                           ----------
           Total                                                3,494
                                                           ----------

                                  -Continued-

Fifth Third International Equity Fund
--------------------------------------------------------------------------


   Shares
       or
Principal             Security                                    Market
   Amount            Description                                   Value
--------------------------------------------------------------------------

           Pharmaceuticals -- 3.2%
 13,000    American Home Products Corp.                            $   763
 10,000    Bristol-Myers Squibb Co.                                  1,282
 23,000    Pfizer, Inc.                                              2,958
 12,000    Schering-Plough Corp.                                       654
 21,000    Warner-Lambert, Inc.                                      1,516
                                                                  --------
              Total                                                  7,173
                                                                  --------
           Retail -- 6.7%
 95,000    Consolidated Stores Corp. (b)                             1,585
100,000    Home Depot, Inc.                                          6,038
 55,000    Lowe's Cos., Inc.                                         3,207
 80,000    Pier 1 Imports, Inc.                                        760
 36,000    Wal-Mart Stores, Inc.                                     3,096
                                                                  --------
              Total                                                 14,686
                                                                  --------
           Telecommunications -- 3.4%
 30,000    Century Telephone Enterprises, Inc.                       2,040
 70,000    MCI WorldCom, Inc. (b)                                    5,583
                                                                  --------
              Total                                                  7,623
                                                                  --------
           Transportation -- 1.7%
100,000    Comair Holdings, Inc.                                     3,669
                                                                  --------
              Total Common Stocks                                  141,972
                                                                  --------
Corporate Bonds -- 7.0%
           Financial Services -- 4.0%
    $46    Bankers Trust New York Corp.,
           9.20%, 7/15/99                                               47
  3,000    Ford Motor Credit Corp., 5.80%,
           1/12/09 (c)                                               3,021
  3,000    Salomon Smith Barney Holdings,
           7.38%, 5/15/07 (c)                                        3,266
  2,500    Toyota Motor Credit Corp., 5.50%,
           12/15/08                                                  2,480
                                                                  --------
              Total                                                  8,814
                                                                  --------
           Industrial -- 3.0%
  2,500    Phelps Dodge, 6.38%, 11/1/04                              2,546
  1,000    Service Corp. International, 6.50%,
           3/15/08 (c)                                               1,035
  3,000    TRW, Inc., 6.05%, 1/15/05                                 3,046
                                                                  --------
              Total                                                  6,627
                                                                  --------
           Total Corporate Bonds                                    15,441
                                                                  --------
U.S. Government Securities -- 26.5%
           Mortgage Backed Securities -- 4.8%
    588    Fannie Mae, 6.00%, 4/1/11,
           Dwarf Pool #344185                                          591
      3    Freddie Mac, 9.50%, 10/1/02,
           Pool #38-0009                                                 3
      9    Freddie Mac, 8.00%, 8/1/08,
           Pool #27-2525                                                 9
  3,949    GNMA, 6.50%, 9/20/28,
           Pool #2644                                                3,975
  5,957    GNMA, 6.50%, 10/20/28,
           Pool #2658                                                5,996
                                                                  --------
              Total                                                 10,574
                                                                  --------
           U.S. Government Agencies -- 4.5%
  2,000    Fannie Mae, 5.75%, 4/15/03 (c)                            2,058
  3,000    Fannie Mae, 5.25%, 1/15/09 (c)                            2,996
  2,000    FHLB, 5.12%, 11/24/00                                     1,994
  3,000    FHLB, 5.13%, 9/15/03                                      3,009
                                                                  --------
              Total                                                 10,057
                                                                  --------
           U.S. Treasury Bonds -- 3.0%
  1,000    4.75%, 11/15/08                                           1,007
  4,750    6.63%, 2/15/27 (c)                                        5,649
                                                                  --------
              Total                                                  6,656
                                                                  --------
           U.S. Treasury Notes -- 14.2%
 11,000    4.63%, 12/31/00 (c)                                      11,001
  6,000    5.38%, 2/15/01 (c)                                        6,086
  4,000    6.25%, 2/28/02                                            4,181
  9,750    5.88%, 2/15/04                                           10,295
                                                                  --------
              Total                                                 31,563
                                                                  --------
           Total U.S. Government Securities                         58,850
                                                                  --------
Repurchase Agreement -- 1.3%
  2,885    Warburg/Dillion, 4.70%, dated
           1/31/99, due 2/1/99 (at amortized
           cost), collateralized by U.S. Treasury
           Bond, 6.25%, due 8/15/23 with a
           value of $2,947.                                          2,885
                                                                  --------
           Total Repurchase Agreement                                2,885
                                                                  --------
Short Term Securities Purchased with
Collateral -- 10.0%
           Commercial Paper -- 3.1%
    564    AIG Funding, 4.78%, 2/1/99                                  564
    452    BellSouth Telecommunications,
           4.85%, 2/4/99                                               451
    645    BellSouth Telecommunications,
           4.75%, 2/10/99                                              643
    519    Coca-Cola Co., 4.77%, 2/16/99                               517
    467    Coca-Cola Co., 4.78%, 2/16/99                               466
    930    DuPont De Nemours & Co., 4.76%,
           2/2/99                                                      929
    739    Harvard University, 4.82%, 2/1/99                           739
  1,300    Petrofina Delaware, Inc., 4.85%,
           2/9/99                                                    1,295
    314    U.B.S. Financial Delaware, 4.83%,
           2/9/99                                                      313
    200    Xerox Corp., 4.82%, 2/1/99                                  200
    850    Xerox Corp., 4.80%, 2/8/99                                  847
                                                                  --------
              Total                                                  6,964
                                                                  --------
           Corporate Bond -- 2.2%
  2,715    GMAC, Floating Rate Note, 5.21%,
           2/25/00                                                   2,712
  2,113    Goldman Sachs, Floating Rate Note,
           5.00%, 7/24/00                                            2,108
                                                                  --------
             Total                                                   4,820
                                                                  --------

                                  -Continued-

Fifth Third Balanced Fund
--------------------------------------------------------------------------


   Shares
       or
Principal          Security                                   Market
   Amount         Description                                  Value
--------------------------------------------------------------------------

          Repurchase Agreement -- 4.7%
$ 10,295  Morgan Stanley, 4.70%, dated
          1/29/99, due 2/1/99 (at amortized
          cost), collateralized by U.S. Treasury
          Notes, 5.38%-7.25%, due
          6/30/03-8/15/04 with a value of
          $10,561.                                             $ 10,295
                                                           ------------
          Total Short Term Securities
          Purchased with Collateral                              22,079
                                                           ------------
          Total Investments
          (Cost $193,041) (a)-- 108.8%                          241,227
                                                           ------------
          Liabilities in excess of other
          assets -- (8.8)%                                      (19,546)
                                                           ------------
          TOTAL NET ASSETS -- 100.0%                           $221,681
                                                           ------------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $48,186, which is composed of $55,029 appreciation and $6,843 depreciation at January 31, 1999.

(b)  Non-income producing security.

(c)  All or part of this security has been loaned at January 31, 1999.


       (See Notes which are an integral part of the Financial Statment)

Fifth Third Mid Cap Fund
Schedule of Portfolio Investments
January 31, 1999
(Amounts in thousands except share amounts)
(Unaudited)
--------------------------------------------------------------------------------

   Shares
       or
Principal             Security                                  Market
   Amount           Description                                  Value
---------  -------------------------------------------------  -----------

Common Stocks -- 98.4%
           Banking -- 8.2%
305,000    First Tennessee National Corp. (c)                    $ 11,152
155,000    Regions Financial Corp.                                  5,948
 50,000    SouthTrust Corp.                                         1,856
                                                              -----------
              Total                                                18,956
                                                              -----------
           Business Services -- 7.1%
120,000    Boron, LePore & Associates, Inc. (b)                     4,125
120,000    Cintas Corp. (c)                                         9,128
 80,000    Fastenal Co. (c)                                         3,085
                                                              -----------
              Total                                                16,338
                                                              -----------
           Computer Software &
           Services -- 4.1%
195,000    Fiserv, Inc. (b) (c)                                     9,543
                                                              -----------
           Consumer Products -- 1.4%
 80,000    Newell Co. (c)                                           3,325
                                                              -----------
           Electronics -- 16.2%
285,000    Analog Devices, Inc. (b)                                 8,479
  4,500    Applied Materials, Inc. (b)                                284
410,000    Artesyn Technologies, Inc. (b)                           6,611
210,000    Flextronics International Ltd. (b) (c)                   8,899
220,000    Microchip Technology, Inc. (b) (c)                       6,353
 46,000    QLogic Corp. (b)                                         6,342
                                                              -----------
              Total                                                36,968
                                                              -----------
           Financial Services -- 6.0%
170,000    A.G. Edwards, Inc.                                       5,759
220,000    T. Rowe Price Associates, Inc.                           8,044
                                                              -----------
              Total                                                13,803
                                                              -----------
           General Building
           Contractors -- 1.9%
315,000    Clayton Homes, Inc. (c)                                  4,331
                                                              -----------
           Healthcare -- 12.0%
 10,000    Biomet, Inc.                                               366
190,000    HCR Manor Care, Inc. (b)                                 5,083
 90,000    Respironics, Inc. (b)                                    1,384
395,000    STERIS Corp. (b) (c)                                    11,898
180,000    Sybron International Corp. (b)                           4,860
 90,000    Universal Health Services, Inc. (b)                      4,028
                                                              -----------
              Total                                                27,619
                                                              -----------
           Insurance -- 6.5%
 74,000    Cincinnati Financial Corp.                            $  2,437
115,000    MGIC Investment Corp.                                    4,212
185,000    Mutual Risk Management, Ltd. (c)                         6,799
 27,000    Reinsurance Group America                                1,539
                                                              -----------
              Total                                                14,987
                                                              -----------
           Manufacturing -- 3.7%
140,000    OM Group, Inc.                                           4,410
135,000    Zebra Technologies Corp., Class A (b)                    4,075
                                                              -----------
              Total                                                 8,485
                                                              -----------
           Media/Publishing -- 3.6%
130,000    Omnicom Group, Inc.                                      8,320
                                                              -----------
           Medical Distribution -- 6.7%
218,000    Bergen Brunswig Corp.                                    6,104
125,000    Cardinal Health, Inc. (c)                                9,242
                                                              -----------
              Total                                                15,346
                                                              -----------
           Oil & Gas -- 0.6%
170,000    Global Marine, Inc. (b)                                  1,413
                                                              -----------
           Retail -- 7.9%
 80,000    Borders Group, Inc. (b)                                  1,370
425,000    Casey's General Stores, Inc.                             5,737
225,000    Consolidated Stores Corp. (b)                            3,755
160,000    Dollar General Corp. (c)                                 3,990
340,000    Pier 1 Imports, Inc.                                     3,230
                                                              -----------
              Total                                                18,082
                                                              -----------
           Telecommunications -- 4.7%
160,000    Century Telephone Enterprises, Inc.                     10,880
                                                              -----------
           Transportation -- 7.8%
320,000    Comair Holdings, Inc.                                   11,740
165,000    GATX Corp.                                               6,136
                                                              -----------
              Total                                                17,876
                                                              -----------
           Total Common Stocks                                    226,272
                                                              -----------
Repurchase Agreement -- 1.7%
 $3,944    Warburg/Dillion, 4.70%, dated
           1/29/99, due 2/1/99 (at amortized
           cost), collateralized by U.S. Treasury
           Bond, 6.25%, due 8/15/23 with a
           value of $4,028.                                         3,944
                                                              -----------
           Total Repurchase Agreement                               3,944
                                                              -----------


                                  -Continued-

Fifth Third Mid Cap Fund
-------------------------------------------------------------------------


   Shares
       or
Principal             Security                                  Market
   Amount           Description                                  Value
---------  -------------------------------------------------- -----------
Short Term Securities Purchased with
Collateral -- 22.6%
           Commercial Paper -- 6.4%
$ 1,457    AIG Funding, 4.78%, 2/1/99                           $   1,456
    764    BellSouth Telecommunications,
           4.85%, 2/4/99                                              762
  1,522    BellSouth Telecommunications,
           4.75%, 2/10/99                                           1,518
  1,377    Coca-Cola Co., 4.78%, 2/16/99                            1,374
  1,016    Coca-Cola Co., 4.77%, 2/16/99                            1,013
  1,861    DuPont De Nemours & Co., 4.76%,
           2/2/99                                                   1,858
  1,922    Harvard University, 4.82%, 2/1/99                        1,921
  2,040    Petrofina Delaware, Inc., 4.85%,
           2/9/99                                                   2,032
    663    U.B.S. Finance, Delaware, 4.83%,
           2/9/99                                                     662
  1,451    Xerox Corp., 4.80%, 2/8/99                               1,446
    731    Xerox Corp., 4.82%, 2/1/99                                 731
                                                              -----------
              Total                                                14,773
                                                              -----------
           Corporate Bond -- 4.6%
  5,511    GMAC, Floating Rate Note, 5.21%,
           2/25/00                                                  5,505
  5,173    Goldman Sachs, Floating Rate Note,
           5.00%, 7/24/00                                           5,160
                                                              -----------
              Total                                                10,665
                                                              -----------
           Repurchase Agreement -- 11.6%
$26,436    Morgan Stanley, 4.70%, dated
           1/29/99, due 2/1/99 (at amortized
           cost), collateralized by U.S. Treasury
           Notes, 5.38%-7.25%, due
           6/30/03-8/15/14 with a value of $27,119.             $  26,436
                                                              -----------
           Total Short Term Securities
           Purchased with Collateral                               51,874
                                                              -----------
           Total Investments
           (Cost $238,551) (a) -- 122.7%                          282,090
                                                              -----------
           Liabilities in excess of other
           assets -- (22.7)%                                     (52,121)
                                                              -----------
           TOTAL NET ASSETS -- 100.0%                           $ 229,969
                                                              -----------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $43,539, which is composed of $61,984 appreciation and $18,445 depreciation at January 31, 1999.

(b)  Non-income producing security.

(c)  All or part of this security has been loaned at January 31, 1999.


      (See Notes which are an integral part of the Financial Statements)

Fifth Third International Equity Fund
Schedule of Portfolio Investments
January 31, 1999
(Amounts in thousands except share amounts)
(Unaudited)
-------------------------------------------------------------------------------

   Shares
       or
Principal             Security                                  Market
   Amount            Description                                 Value
-------------------------------------------------------------------------------

Common Stocks -- 72.3%
          Australia -- 2.6%
  16,053  Amcor, Ltd.                                           $     75
  20,933  AMP Ltd.                                                   253
   8,323  Australian Gas & Light                                      58
   1,285  Australian National Industries, Ltd.                         1
  27,086  Boral, Ltd.                                                 39
   5,137  Brambles Industries, Ltd.                                  140
  49,108  Broken Hill Proprietary Co., Ltd.                          360
     706  Burns Philp & Co., Ltd.                                      0
  18,490  Coca-Cola Amatil, Ltd.                                      75
  26,356  Coles Myer, Ltd.                                           144
  35,401  Crown, Ltd.                                                 16
  25,942  CSR, Ltd.                                                   61
   8,598  Email, Ltd.                                                 12
   3,118  F.H. Faulding & Co., Ltd.                                   17
  41,609  Fosters Brewing Group                                      122
  31,351  General Property Trust Units                                59
  15,600  Gio Australia Holdings, Ltd.                                46
  30,947  Goodman Fielder Wattie, Ltd.                                30
   4,495  Howard Smith, Ltd.                                          31
   7,021  ICI Australia, Ltd.                                         36
   7,449  Leighton Holdings                                           30
  13,120  Lend Lease Corp.                                           174
  51,904  M.I.M. Holdings, Ltd.                                       22
  33,856  National Australia Bank, Ltd.                              569
     380  Newcrest Mining, Ltd.                                        1
  44,247  News Corp., Ltd. (b)                                       320
  57,000  Normandy Mining, Ltd.                                       49
  24,550  North, Ltd.                                                 37
  25,043  Pacific Dunlop, Ltd.                                        43
  21,062  Pioneer International                                       43
   9,725  QBE Insurance Group, Ltd.                                   39
   6,420  Rio Tinto, Ltd.                                             79
  14,270  Santos, Ltd.                                                41
  13,228  Schroders Property Fund                                     22
     193  Sons of Gwalia, Ltd.                                         1
  14,720  Southcorp. Holdings, Ltd.                                   49
   7,192  Stockland Trust Group                                       19
   8,091  TABCORP Holdings, Ltd.                                      57
 121,220  Telstra Corp., Ltd.                                        658
  32,482  Western Mining, Ltd.                                       100
  26,428  Westfield Trust                                             61
  46,018  Westpac Banking Corp., Ltd.                                318
     186  Westralian Sands Ltd.                                        0
                                                               ---------
           Total                                                   4,307
                                                               ---------
          Austria -- 0.4%
     716  Austria Tabakwerke AG                                   $   55
     797  Austrian Airlines                                           28
   3,644  Bank Austria                                               161
     153  BAU Holding AG                                               6
       2  BAU Holding AG-Vorzug                                        0
     359  Boehler-Uddeholm                                            16
      55  BWT AG                                                      12
     230  EA-Generali AG                                              54
     690  Flughafen Wein AG                                           31
     120  Lenzing AG                                                   7
     390  Mayr-Melnhof Karton AG                                      18
      97  Mikro Systemeintl AG                                         3
     298  Oesterreichische Brau-Beteiligun                            15
     992  Oesterreichische Elektrizitaetsw                           160
     869  OMV AG                                                      77
     455  Redex Herallith                                             10
     488  VA Technologies                                             33
     281  Weinerberger Baustoffindustrie                              51
                                                               ---------
           Total                                                     737
                                                               ---------
          France -- 10.0%
   1,503  Accor SA                                                   307
   2,037  Air Liquid                                                 333
   4,281  Alcatel Alsthom                                            499
   7,331  AXA SA                                                   1,064
   4,575  Banque Nationale De Paris                                  415
   1,365  BIC                                                         82
     621  Bouygues                                                   163
     685  Canal Plus                                                 211
   1,617  Cap Gemini Sogeti                                          319
     852  Carrefour SA                                               569
   1,698  Casino Guichard Perrachon                                  165
   3,920  Cie Paribas                                                374
   2,557  Dassault Systems SA                                        119
   2,211  De St. Gobain                                              309
     958  Eridania Beghin-Sav SA                                     158
     299  Essilor International                                      125
  16,569  France Telecom SA                                        1,561
   3,497  Generale Des Eaux                                        1,022
   1,397  Groupe Danone                                              392
   2,896  Klepierre                                                  269
   1,414  L'OREAL                                                  1,021
   2,423  La Farge-Coppee                                            212
   3,175  La Gardere Groupe Sca                                      139
     635  Le Grand SA                                                142
   1,957  Lvmh Moet Vuitton Hennessy Lous                            476


                                  -Continued-

Fifth Third International Equity Fund
-------------------------------------------------------------------------------


   Shares
       or
Principal                 Security                                 Market
   Amount                Description                                Value
-------------------------------------------------------------------------------

  3,171    Lyonnaise Des Eaux SA                                    $   653
  4,772    Michelin Class B, Registered                                 183
  1,990    Pechiney SA, Series A                                         68
  1,575    Pernod Ricard                                                 99
  1,165    Peugeot SA                                                   198
  2,622    Pinaukt Printemps Redo                                       480
    420    Promodes                                                     290
  8,318    Rhone Poulenc SA                                             437
     86    Sagem SA                                                      56
  2,404    Sanofi SA                                                    472
  3,844    Schneider SA                                                 223
  1,481    Seita                                                         84
    863    Silic                                                        144
  2,202    Simco-Union SA, Registered                                   200
  6,182    Societe Elf Aquitane SA                                      670
  2,140    Societe Generale                                             384
    760    Sodexho SA                                                   135
  3,552    Sophia SA                                                    153
  3,684    Thomson CSF                                                  149
  5,754    Total SA, Class B                                            585
  2,035    Unibail Union Du Credit Bail                                 259
  6,396    Unisor Sacilor SA                                             82
  1,985    Valeo SA                                                     174
                                                                 ----------
              Total                                                  16,624
                                                                 ----------
           Germany -- 8.4%
    883    Adidas                                                        73
    917    Agiva AG                                                      21
  4,553    Allianz AG                                                 1,669
    350    Amb Aachener Muenchner                                        45
 11,467    BASF AG                                                      423
 13,217    Bayer AG                                                     505
  7,482    Bayerische Vereins AG                                        486
  1,200    Bilfinger & Berger                                            23
     17    Brau & Brunnen (b)                                             1
    433    CKAG Konzern AG                                               45
  2,200    Continental Gummiwerke AG                                     59
 18,599    DailmerChrysler AG (b)                                     1,928
  1,333    Degussa AG                                                    52
  9,383    Deutsche Bank AG                                             531
 39,763    Deutsche Telekom                                           1,805
  9,067    Dresdner Bank AG                                             371
    357    Heidelberger Zement                                           25
  1,950    Hochtief AG                                                   59
    217    Karstadt AG                                                   92
  1,300    Kloeckner Humboldt Deutz AG (b)                               11
  2,817    Kugelfischer Georg Schaefer                                   21
    167    Linde AG                                                      85
  6,633    Lufthansa AG                                                 140
    233    Man AG                                                        63
  6,670    Mannesmann AG                                                942
  4,017    Merck KGaA                                                   147
  4,363    Metro AG                                                     354
  3,034    Muenchener Rueckversicher (b)                                733
    283    Preussag AG                                                  145
  7,959    RWE AG                                                       379
  1,125    SAP AG                                                       390
  1,450    Schering AG                                                  195
 10,417    Siemens AG                                                   740
     17    STRABAG AG (b)                                                 1
    767    Thyssen AG                                                   130
  9,117    VEBA AG                                                      543
    500    Viag AG                                                      271
  5,430    Volkswagen Ag                                                426
                                                                 ----------
            Total                                                    13,929
                                                                 ----------
           Great Britain -- 21.7%
 28,257    Abbey National PLC                                           554
 20,955    Albert Fisher Group PLC                                        2
  1,453    Allders PLC                                                    3
 31,630    Allied Zurich PLC (b)                                        478
  4,250    Amec PLC                                                      11
 17,780    Anglian Water PLC                                            222
 18,601    Associated British Foods PLC                                 161
 12,734    Associated British Ports Holdings PLC                         57
 23,420    BAA PLC                                                      275
 10,041    Baird (William) PLC                                           13
 30,249    Barclays PLC                                                 676
  6,078    Barratt Development PLC                                       21
 16,663    Bass PLC                                                     224
    727    Bba Group PLC                                                  5
 15,317    Beazer Group PLC                                              36
 10,589    Berisford PLC                                                 30
  4,129    Berkeley Group PLC                                            30
  4,316    BICC Group PLC, Registered                                     4
 38,181    Blue Circle Industries PLC                                   188
 10,398    BOC Group PLC                                                142
 18,438    Boots Co. PLC                                                268
 21,274    BPB Industries PLC                                            74
 38,685    British Aerospace PLC                                        292
 23,790    British Airways PLC                                          139
 31,260    British American Tobacco PLC                                 317
 77,307    British Gas                                                  477
 40,169    British Land Co. PLC                                         292
187,947    British Petroleum Co. PLC                                  2,535
 34,437    British Sky Broadcasting Group PLC                           262
 53,644    British Steel PLC                                            117
122,526    British Telecommunications PLC                             1,865
126,020    BTR PLC, A Shares                                            222
 70,830    Burford Holdings PLC                                          99
 18,165    Burmah Castrol PLC                                           231
 46,932    Cable & Wireless PLC                                         677
 19,953    Cadbury Schweppes PLC                                        317
  2,781    Capital Corp. PLC                                              2
 47,390    Capital Shopping Centres                                     257
 27,454    Caradon PLC                                                   60
  6,849    Carpetright PLC                                               25
 90,925    Centrica PLC (b)                                             189
  2,595    Cobham PLC                                                    36
 26,185    Commercial Union PLC                                         377
  8,751    Compass Group PLC                                            114
  1,422    Delta Group PLC                                                3
 72,702    Diageo PLC                                                   803
  2,638    Dialog Corp. PLC (b)                                           3

                                  -Continued-

Fifth Third International Equity Fund
-------------------------------------------------------------------------------


   Shares
       or
Principal             Security                                     Market
   Amount            Description                                    Value
-------------------------------------------------------------------------------

 12,466    Electrocomponents PLC                                    $   84
  3,516    Emap PLC                                                     72
 40,036    EMI Group PLC                                               249
 16,028    Enterprise Oil                                               60
 15,528    Firstgroup PLC                                              102
 12,673    Fki PLC                                                      30
 56,218    General Electric Co. PLC                                    521
 20,629    GKN PLC                                                     254
 70,349    Glaxo Holdings PLC                                        2,345
 19,609    Granada Group PLC                                           345
101,820    Grant Chester Holdings                                      231
 23,180    Great Universal Stores PLC                                  300
  3,227    Greycoat PLC                                                 10
 21,693    Guardian Royal Exchange PLC                                 131
 51,506    Halifax PLC                                                 613
 19,810    Hammerson PLC                                               117
 15,421    Hanson PLC                                                  101
  8,170    House Of Fraser PLC                                          11
 36,110    HSBC Holdings PLC                                           914
 17,602    HSBC Holdings PLC (75P)                                     479
  5,440    Hyder PLC                                                    73
 14,972    IMI PLC                                                      56
 14,394    Imperial Chemical Industries PLC                            128
  8,779    Jarvis PLC                                                   86
    859    JBA Holdings PLC                                              1
 17,699    Johnson Matthey PLC                                         122
 26,057    Kingfisher PLC                                              267
  1,486    Kwik-Fit Holdings                                            10
 34,535    Ladbroke Group PLC                                          128
  3,792    Laird Group PLC                                              12
  5,120    Land Securities                                              61
  7,592    Land Securities PLC                                          91
 42,338    LASMO PLC                                                    73
 24,457    Legal & General Group PLC                                   352
  7,091    LEX Services PLC                                             43
  6,829    Limit PLC                                                    19
110,605    Lloyds TSB Group PLC                                      1,432
 12,857    London Clubs International PLC                               34
  4,224    London Forfaiting Co, PLC                                     4
 11,197    Lonrho PLC                                                   62
  1,126    LOW & Bonar PLC                                               4
 76,093    Lucasvarity PLC                                             363
  1,089    Manchester United PLC                                         4
 59,405    Marks & Spencer PLC                                         354
 24,223    Marley PLC                                                   49
    142    Mayflower Corp. PLC                                           0
  1,306    McKechnie PLC                                                 8
  3,342    Meggitt Holdings PLC                                          8
  9,459    MEPC PLC                                                     61
 13,195    Mirror Group PLC                                             46
 33,917    Misys PLC                                                   352
 27,139    National Grid Group PLC                                     220
 25,019    National Power PLC                                          196
 21,293    Next PLC                                                    222
 25,360    NFC PLC                                                      59
    535    Ocean Group PLC                                               7
  5,707    Parity PLC                                                   56
 12,115    Pearson PLC                                                 267
 13,271    Peninsular & Oriental Steam
           Navigation Co.                                              144
  6,811    Pennon Group PLC                                            119
 66,057    Pilkington PLC                                               65
  1,188    Powerscreen International PLC                                 2
  5,626    Provident Financial PLC                                      82
 36,401    Prudential Corp. PLC                                        560
  6,266    Racal Electronics PLC                                        40
  9,907    Railtrack Group PLC                                         251
 36,811    Rank Group PLC                                              121
 22,987    Reed International PLC                                      214
 57,440    Rentokil Initial PLC                                        421
 29,232    Reuters Group                                               442
  1,341    Rexam PLC                                                     4
 22,463    Rio Tinto PLC, Registered                                   270
 13,131    RMC Group PLC                                               146
 60,681    Rolls-Royce PLC                                             242
 32,755    Royal & Sun Alliance Insurance
           Group PLC                                                   247
  7,254    Rugby Group PLC                                              12
 22,993    Safeway PLC                                                 103
 38,287    Sainsbury (J) PLC                                           271
  5,915    Schroder PLC                                                102
  3,196    Scotia Holdings PLC (b)                                       3
 14,167    Scottish & Newcastle PLC                                    166
 13,891    Scottish & Southern Energy PLC                              135
 21,808    Scottish Power PLC                                          229
 19,720    Sears PLC                                                   115
 51,850    Siebe PLC                                                   173
    971    Skillsgroup PLC                                               4
107,577    SmithKline Beecham PLC                                    1,443
 12,005    Smiths Industries PLC                                       176
 57,852    Stagecoach Holdings PLC                                     243
 12,747    T.I. Group PLC                                               74
  8,292    Tate & Lyle PLC                                              54
133,612    Tesco PLC                                                   410
  6,730    Thames Water PLC                                            118
    948    Torotrak PLC                                                  1
 67,788    Unilever                                                    676
 10,625    United Utilities Group PLC                                  137
  1,587    Vickers PLC                                                   4
 55,570    Vodafone Group PLC                                        1,080
139,870    Wates City Of London Properties (b)                         159
  1,114    Watson & Philip                                               1
    666    Wickes PLC                                                    2
 17,251    Williams PLC                                                 88
 17,397    Wolseley PLC                                                111
 18,148    WPP Group PLC                                               136
 11,610    Yorkshire Water PLC                                          94
 18,952    Zeneca Group PLC                                            874
                                                                  --------
              Total                                                 36,048
                                                                  --------
           Hong Kong -- 1.4%
 25,800    Bank of East Asia, Ltd. (b)                                  37
 53,000    Cathay Pacific Airways, Ltd.                                 52

                                  -Continued-

Fifth Third International Equity Fund
-------------------------------------------------------------------------------

   Shares
       or
Principal             Security                                      Market
   Amount            Description                                    Value
-------------------------------------------------------------------------------

 38,000    Cheung Kong Holdings, Ltd.                               $   264
 12,000    Chinese Estates, Ltd.                                          2
 43,000    CLP Holdings, Ltd.                                           195
 26,000    Hang Lung Development Co., Ltd.                               24
 31,400    Hang Seng Bank, Ltd.                                         262
 81,000    Hong Kong & China Gas, Ltd.                                   94
 23,500    Hong Kong & Shanghai Hotel, Ltd.                              14
212,626    Hong Kong Telecommunications,
           Ltd.                                                         344
 22,000    Hopewell Holdings                                              9
 64,000    Hutchison Whampoa, Ltd.                                      454
 19,000    Hysan Development, Ltd.                                       22
 13,000    Johnson Electronic Holdings                                   32
 37,813    New World Developments Co., Ltd.                              74
106,000    Regal Hotels International                                    10
 66,850    Sino Land Co.                                                 33
 40,000    South China Morning Post, Ltd.                                18
 41,000    Sun Hung Kai Properties, Ltd.                                270
 27,500    Swire Pacific, Ltd., Class A                                 117
  8,000    Television Broadcasts, Ltd.                                   21
 43,000    Wharf Holdings, Ltd.                                          50
                                                                  ---------
              Total                                                   2,398
                                                                  ---------
           Indonesia -- 0.0%
 19,000    Mulia Industrindo                                              1
                                                                  ---------
           Italy -- 6.0%
 36,901    Alitalia SpA (b)                                             136
  3,700    Assicuratrice Industrial                                      44
 27,488    Assicurazioni Generali SpA                                 1,167
 41,574    Banc San Paolo Torino                                        678
 50,100    Banca Commerciale Italiana                                   319
  6,000    Banca Popolare Di Milano                                      51
 52,200    Banco Ambrosiano Veneto                                      267
 49,260    Benetton Group SpA                                            83
  2,400    Burgo (Cartiere) SpA                                          13
161,980    Ciga (b)                                                     125
116,197    Credito Italiano                                             632
 19,000    Edison SpA                                                   207
221,000    Ente Nazional Indrocarburi SpA                             1,309
  2,000    Falck, Accia & Ferriere Lombarde                              15
113,830    Fiat SpA                                                     367
 26,720    Fiat SpA, di risp                                             48
 25,900    Immonbilara Metanopoli                                        28
 11,000    Impregilo SpA (b)                                              9
110,300    Istituto Nazionale Assicuraz                                 266
  4,150    Italcementi SpA                                               46
  5,850    Italcementi SpA, di risp                                      29
 13,300    Italgas SpA                                                   86
  9,900    Magneti Marelli SpA                                           15
 30,500    Mediaset SpA                                                 305
 17,800    Mediobanca Banca SpA                                         206
109,154    Montedison SpA                                               111
 31,500    Montedison SpA, di risp                                       27
 87,680    Olivetti Ing & Co. SpA (b)                                   345
 47,480    Parmalat Finanziaria SpA                                      75
 60,000    Pirelli SpA                                                  159
 13,125    RAS Italian                                                  154
  1,600    Reno (Saffa) (b)                                               4
  6,600    Rinascente                                                    67
    880    Riunione Adriatica di Sicur                                    8
  5,300    Sirti SpA                                                     30
 24,000    Snia BPD SpA                                                  38
    250    Societa Assicuratrice Industriale SpA                          1
 95,833    Telecom Italia SpA                                           897
 22,151    Telecom Italia SpA, di risp                                  150
177,500    TIM SpA                                                    1,207
 42,500    TIM SpA, di risp (b)                                         178
300,098    Unione Immobiliare SpA                                       180
                                                                  ---------
              Total                                                  10,082
                                                                  ---------
           Japan -- 19.6%
  3,100    Acom Co., Ltd.                                               185
 29,400    Ajinomoto Co., Inc.                                          328
 32,600    Aoki Corp. (b)                                                14
 44,900    Asahi Bank, Ltd.                                             201
 14,000    Asahi Breweries, Ltd.                                        189
 59,000    Asahi Chemical Industry Co., Ltd.                            249
 38,800    Asahi Glass Co., Ltd.                                        232
 99,000    Bank of Tokyo-Mitsubishi, Ltd.                             1,177
 17,400    Bank of Yokohama, Ltd.                                        35
 22,000    Bridgestone Corp.                                            482
 20,400    Canon, Inc.                                                  441
 11,800    Casio Computer Co., Ltd.                                      86
 13,400    Chiba Bank                                                    56
 11,600    Chugai Pharmaceutical Co., Ltd.                              124
  3,500    Credit Saison Co., Ltd.                                       75
 18,600    Dai Nippon Printing Co., Ltd.                                271
 20,600    Daiei, Inc.                                                   57
 19,600    Daikin Industries, Ltd.                                      169
 19,600    Daiwa House Industry Co., Ltd.                               201
 45,000    Daiwa Securities, Ltd.                                       166
    132    East Japan Railway Co.                                       811
 12,800    Ebara Corp.                                                  130
  4,400    Fanuc Co., Ltd.                                              154
114,000    Fuji Bank                                                    479
 12,000    Fuji Photo Film Co., Ltd.                                    443
 49,000    Fujitsu, Ltd.                                                642
 13,800    Furukawa Electric Co.                                         59
  8,000    Gunma Bank, Ltd.                                              63
 11,000    Hankyu Corp.                                                  50
 20,000    Hazama Corp.                                                  12
 95,000    Hitachi, Ltd.                                                682
 20,000    Honda Motor Co., Ltd.                                        743
 55,000    Industrial Bank of Japan                                     276
 10,000    ITO-Yokado Co., Ltd.                                         629
 62,000    Japan Airlines (b)                                           161
 47,000    Japan Energy Corp. (Nikko Kyodo
           Co., Ltd.)                                                    48
  7,600    Joyo Bank                                                     27
  9,800    JUSCO, Ltd.                                                  190
 39,400    Kajima Corp.                                                 102
 25,300    Kansai Electric Power, Inc.                                  508
 13,000    Kao Corp.                                                    263
 31,400    Kawasaki Steel Corp.                                          45

                                  -Continued-

Fifth Third International Equity Fund
-------------------------------------------------------------------------------


   Shares
       or
Principal             Security                                     Market
   Amount            Description                                    Value
-------------------------------------------------------------------------------

 31,000    Kinki Nippon Railway                                     $   176
 40,400    Kirin Brewery Co., Ltd.                                      490
 33,400    Komatsu, Ltd.                                                176
 57,000    Kubota Corp.                                                 155
 61,400    Kumagai Gumi Co., Ltd.                                        46
  5,200    Kyocera Corp.                                                277
 17,600    Kyowa Hakko Kogyo Co., Ltd.                                   91
 53,800    Marubenii Corp.                                               92
  5,000    Marui Co., Ltd.                                               90
 44,000    Matsushita Electric Industrial Co.,
           Ltd.                                                         748
 60,000    Mitsubishi Chemical Corp.                                    127
 40,000    Mitsubishi Corp.                                             229
 66,800    Mitsubishi Electric Corp.                                    238
 17,000    Mitsubishi Estate Co., Ltd.                                  158
 87,000    Mitsubishi Heavy Industries, Ltd.                            352
 37,200    Mitsubishi Material Corp.                                     65
 27,000    Mitsubishi Trust & Banking Co.                               219
 54,800    Mitsui & Co.                                                 328
 39,400    Mitsui Engineering & Shipbuilding
           Co., Ltd. (b)                                                 37
 13,400    Mitsui Fudosan                                               107
  1,200    Mitsui Trust & Bankings Co.                                    1
 19,600    Mitsukoshi, Ltd.                                              52
 10,000    Murata Manufacturing Co., Ltd.                               464
 12,800    Mycal Corp.                                                   80
 35,200    NEC Corp.                                                    361
 40,400    New Oji Paper Co.                                            210
 20,600    NGK Insulators, Ltd.                                         244
  6,600    Nippon Denso, Ltd.                                           130
 14,600    Nippon Express Co., Ltd.                                      75
 13,600    Nippon Fire & Marine Insurance                                47
115,800    Nippon Kokan                                                  69
 17,600    Nippon Light Metal Co.                                        19
  7,600    Nippon Meat Packers, Inc.                                    113
 56,800    Nippon Oil Co., Ltd.                                         185
221,800    Nippon Steel Corp.                                           393
    279    Nippon Telegraph & Telephone Corp.                         2,250
 56,000    Nippon Yusen Kabushiki Kaisha                                166
 68,600    Nissan Motors Co., Ltd.                                      248
 39,000    Nomura Securities Co., Ltd.                                  340
 22,400    Odakyu Electric Railway                                       80
    800    Orix Corp.                                                    55
 79,200    Osaka Gas Co., Ltd.                                          234
 17,600    Penta-Ocean Construction Co., Ltd.                            31
  5,000    Pioneer Electronic Corp.                                      89
  2,000    Rohm Co.                                                     188
 75,000    Sakura Bank                                                  183
 11,800    Sankyo Co., Ltd.                                             247
 14,000    Sanwa Bank, Ltd.                                             134
 52,000    Sanyo Electric Co.                                           159
  3,800    Secom Co., Ltd.                                              304
  4,000    Sega Enterprise, Ltd.                                         79
 19,600    Sekisui House, Ltd.                                          197
 33,200    Sharp Corp.                                                  339
  5,000    Shimano, Inc.                                                112
 28,600    Shimizu Construction                                          98
  7,800    Shin-Etsu Chemical Co.                                       190
  8,800    Shiseido Co., Ltd.                                            99
 11,400    Shizuoka Bank                                                141
 38,400    Shon Denko KK                                                 32
  1,400    SMC Corp.                                                    104
  8,600    Sony Corp.                                                   625
 48,000    Sumitomo Bank, Ltd.                                          601
 75,600    Sumitomo Chemical Co., Ltd.                                  270
 38,200    Sumitomo Corp.                                               207
 27,400    Sumitomo Electric Industries                                 310
  5,000    Sumitomo Forestry Co., Ltd.                                   36
 19,600    Sumitomo Metal & Mining                                       65
 71,600    Sumitomo Metal Industries                                     80
 19,600    Sumitomo Osaka Cement Co.                                     38
 40,400    Taisei Construction                                           74
 11,800    Taisho Pharmaceutical Co.                                    331
 12,000    Taiyo Yuden Co., Ltd.                                        142
 23,400    Takeda Chemical Industries                                   835
 37,400    Teijin, Ltd.                                                 130
  8,000    The 77 Bank, Ltd.                                             74
 25,600    Tobu Railway Co., Ltd.                                        77
  6,400    Tohoku Electric Power Co., Inc.                              105
 36,800    Tokai Bank                                                   174
 35,000    Tokio Marine Fire Insurance Co.                              397
 32,800    Tokyo Electric Power                                         712
  3,000    Tokyo Electron, Ltd.                                         138
 37,600    Tokyo Gas, Ltd.                                               92
 31,400    Tokyu Corp.                                                   81
 13,600    Toppan Printing Co., Ltd.                                    159
 53,100    Toray Industries, Inc.                                       256
 19,600    Toto, Ltd.                                                   156
 30,400    Toyobo, Ltd.                                                  40
 82,000    Toyota Motor Corp.                                         2,157
 38,400    Ube Industries, Inc.                                          51
  1,000    Yasuda Trust & Banking                                         1
 19,000    Yokogawa Electric Corp.                                      100
                                                                  ---------
              Total                                                  32,512
                                                                  ---------
Netherlands -- 4.7%
 24,894    ABN Amro Holdings NV                                         483
  9,600    Aegon NV                                                   1,054
  5,800    Akzo NV                                                      232
  1,580    Buhrmann NV                                                   26
 10,400    Elsevier NV                                                  163
  1,505    Getronics                                                     76
  1,500    Hagemeyer NV                                                  54
  5,350    Heineken NV                                                  289
 15,969    ING Groep NV                                                 930
  1,446    KLM Royal Dutch Airlines NV                                   39
  9,216    Koninklijke Ahold NV                                         358
     27    Koninklijke Hoogovens NV                                       1
  7,772    Konninklijke KNP NV                                          430
    400    Nedlloyd Groep NV                                              5
  1,614    Oce Van Grinten                                               48
  6,200    Philips Electronics NV                                       451
  6,048    Rodamco                                                      149
 37,300    Royal Dutch Petroleum Co.                                  1,498

                                  -Continued-

Fifth Third International Equity Fund
-------------------------------------------------------------------------------

   Shares
       or
Principal             Security                                         Market
   Amount            Description                                       Value
-------------------------------------------------------------------------------

   8,389   TNT Post Group NV                                          $    291
   8,490   Uni-Invest                                                      135
  11,300   Unilever NV                                                     864
   1,300   Vedior NV                                                        25
     788   Verenigde Machinefabrieken
           Stork NV                                                         15
   1,278   Wolters Kluwer NV CVA                                           252
                                                                   -----------
                Total                                                    7,868
                                                                   -----------
           Norway -- 0.1%
  42,700   Choice Hotels                                                    66
  20,190   Linstow, Series A                                               110
                                                                   -----------
                Total                                                      176
                                                                   -----------
           Portugal -- 1.5%
   9,479   Banco Commercial                                                298
   5,800   Banco Espirito Santo                                            173
      40   Banco Pinto Sotto                                                 1
   3,800   Banco Portugues Investmento                                     145
   2,900   Brisa Autostradas                                               169
     900   Cie De Seguros Tranquilidad                                      27
   4,300   Cimpor Cimentos                                                 127
     100   Corporacao Industrial Do Norte                                    4
  29,000   Electricidade De Portugal                                       707
     500   Inapa                                                             5
   3,350   Jeronimo Martins                                                180
   5,200   Portucel Industrial                                              31
   9,600   Portugal Telecom                                                482
     200   Sociedade De Construcoes Soares
           Da Costa SA                                                       1
     900   Somague (SOC DE Empreitadas)                                      5
   2,200   Sonae                                                            91
     800   Unicer                                                           19
                                                                   -----------
                Total                                                    2,465
                                                                   -----------
           Singapore -- 1.7%
  26,666   Asia Food & Property (b)                                          4
  40,000   City Development, Ltd.                                          163
  26,000   Comfort Group Ltd.                                                8
   4,500   Creative Technology, Ltd.                                        67
  15,000   Cycle & Carriage, Ltd.                                           59
  52,000   DBS Land, Ltd.                                                   70
  28,000   Development Bank of Singapore, Ltd.                             215
  14,000   First Capital Corp., Ltd.                                        10
  15,000   Fraser & Neave, Ltd.                                             52
  20,000   Hotel & Properties                                                9
   8,000   Inchcape Motors Ltd.                                              9
  45,000   Keppel Corp., Ltd.                                              108
  18,000   Natsteel, Ltd.                                                   20
  20,000   Neptune Orient Lines, Ltd.                                        6
  51,960   OCBC - Foreign                                                  356
  12,429   Overseas Union Enterprises, Ltd.                                 23
  18,000   Parkway Holdings, Ltd.                                           34
     200   Robinson & Co.                                                    1
  59,802   Sembcorp Industries, Ltd.                                        80
     100   Shangri-La Hotel, Ltd.                                            0
  64,000   Singapore International Airlines, Ltd.                          435
  18,059   Singapore Press Holdings                                        205
 149,000   Singapore Tech. Engineering, Ltd.                               132
 373,000   Singapore Telecommunications, Ltd.                              523
  10,000   Straits Trading Co., Ltd.                                         8
  84,000   United Industries Corp., Ltd.                                    34
  35,000   United Overseas Bank, Ltd.                                      209
  34,000   United Overseas Land, Ltd.                                       22
   8,000   Venture Manufacturing Singapore
           Ltd.                                                             35
                                                                   -----------
                Total                                                    2,897
                                                                   -----------
           Spain -- 5.0%
   2,485   Acerinox SA                                                      70
   8,774   Acesa Autopista                                                 132
   1,808   ACS Actividades Cons y Serv                                      69
     500   Alba                                                             70
  17,200   Argentaria Corporation                                          441
   2,500   Azucarera Ebro                                                   51
  68,900   Banco Bilbao Vizcaya                                          1,031
  32,000   Banco Central Hispanoamericano                                  369
  39,878   Banco Santander                                                 770
   2,380   Corporacion Mapfre                                               53
   1,900   Dragados & Construcciones SA                                     71
      50   Empresa Nacional de Celulosas SA                                  1
  32,575   Endesa SA                                                       906
   2,500   Fomento De Construction                                         177
   4,900   Gas Natural SDG SA                                              505
  29,700   Iberdrola SA                                                    518
   1,596   Inmobiliaria Metro                                               41
  10,700   Repsol SA                                                       580
   1,631   Sociedade General De Aguas
           D'Barcelona SA                                                  107
   1,100   SOL Melia SA                                                     36
   5,910   Tabacalera                                                      137
  34,430   Telefonica De Espana                                          1,574
   7,225   Telepizza (b)                                                    70
   9,800   Union Electrica Fenosa SA                                       169
  25,207   Vallehermoso SA                                                 321
     855   Zardoya Otis                                                     25
                                                                   -----------
                Total                                                    8,294
                                                                   -----------
           Sweden -- 2.2%
   9,700   ABB AB, Series A                                                 95
   4,000   ABB AB, Series B                                                 39
     100   AGA AB, Series A                                                  1
   2,300   AGA AB, Series B                                                 30
  17,080   Asticus AB (b)                                                  162
  19,166   Astra AB, Series A                                              415
   4,600   Astra AB, Series B                                               98
   1,900   Atlas Copco AB, Series A                                         42
   1,000   Atlas Copco AB, Series B                                         22
  28,010   Castellum International, Ltd.                                   263
  20,630   Diligentia AB                                                   133
     100   Drott AB (b)                                                      1
   4,500   Electrolux AB, Series B                                          70
  27,600   Ericsson LM, Series B                                           747
   5,000   Foereningssparbanken                                            133
   3,000   Hennes & Mauritz AB, Series B                                   257
   1,500   Netcom, Series B (b)                                             61
   1,100   OM Gruppen AB                                                    15


                                  -Continued-

Fifth Third International Equity Fund
-------------------------------------------------------------------------------


   Shares
       or
Principal             Security                                        Market
   Amount            Description                                       Value
-------------------------------------------------------------------------------

   6,700   Piren AB                                                  $     42
   2,900   Sandvik, Series A                                               53
   1,200   Sandvik, Series B                                               22
   3,900   Securitas AB, B Shares                                          61
   7,500   Skandia Forsakring                                             122
   8,700   Skandinaviska Enskilda Banken,
           Class A                                                        102
   1,800   Skanska AB, Series B                                            52
   1,200   SKF AB, Series B                                                15
   1,800   SSAB Swedish Steel                                              19
   3,200   Svenska Cellulosa AB, Series B                                  68
   3,100   Svenska Handelsbanken, Class A                                 123
   9,280   Tornet Fastighets AB                                           138
   2,100   Trelleborg AB, Series B                                         20
   2,100   Volvo AB, Series A                                              55
   4,400   Volvo AB, Series B                                             120
   1,100   WM-Data AB, Series B                                            54
                                                                  -----------
                Total                                                   3,650
                                                                  -----------
           Switzerland -- 7.0%
     200   ABB AB, Bearer                                                 219
     380   Adia SA, Bearer                                                180
     125   Alusuisse-Lonza Holding,
           Registered                                                     140
   5,600   Credit Suisse Group, Registered                                892
      65   George Fischer, Registered                                      21
     150   Holderbank Financiere Glarus AG                                157
     815   Nestle SA, Registered                                        1,490
   1,325   Novartis AG, Registered                                      2,478
      34   Roche Holdings AG                                              607
     143   Roche Holdings AG, Genuss                                    1,863
     335   Sairgroup                                                       71
     115   SMH Swiss Corp.                                                 62
      43   Societe Generale                                                38
      95   Sulzer AG, Registered                                           52
     300   Swiss Reinsurance Co., Registered                              744
   1,390   Swisscom AG, (b)                                               606
   4,202   UBS AG, Registered                                           1,359
     130   Valora Holding AG, Registered                                   31
     985   Zurich Allied AG                                               727
                                                                  -----------
                Total                                                  11,737
                                                                  -----------
           Thailand -- 0.0%
   8,700   CMIC Finance & Securities Co., Ltd.                              0
  13,300   Finance One PLC (b)                                              0
  14,500   General Finance & Securities Co.,
           Ltd.                                                             0
   9,100   Univest Land Public Co., Ltd. (b)                                0
                                                                  -----------
           Total Common Stocks (Cost $128,157)                        153,725
                                                                  -----------
Preferred Stock -- 0.4%
           Australia -- 0.2%
  40,018   News Corp., Ltd.                                               272
                                                                  -----------
           Germany -- 0.2%
     775   SAP AG                                                         306
   1,750   Volkswagen                                                      83
                                                                  -----------
                Total                                                     389
                                                                  -----------
           Italy -- 0.0%
  35,750   Fiat SpA                                                        59
                                                                  -----------
           Total Preferred Stock (Cost $499)                              720
                                                                  -----------
Warrants and Rights -- 0.0%
           Hong Kong -- 0.0%
   5,750   Hong Kong & China Gas Warrants                                   0
   3,200   Hysan Development Company
           Warrants                                                         0
                                                                  -----------
           Spain -- 0.0%
  34,430   Telefonica SA                                                   32
                                                                  -----------
           Thailand -- 0.0%
   1,290   National Finance & Security
           Warrants                                                         0
                                                                  -----------
           Total Warrants and Rights (Cost $0)                             32
                                                                  -----------
Convertible Securities -- 0.0%
           Portugal -- 0.0%
     960   Jeronimo Martins, 12/30/04                                       7
                                                                  -----------
           Total Convertible Securities (Cost $5)                           7
                                                                  -----------
Corporate Bonds -- 0.0%
           France -- 0.0%
      $0   Casino Guichard, 4.50%, 7/12/01                                  0
      40   Sodexho SA, 6.00%, 6/7/04                                        8
                                                                  -----------
           Italy -- 0.0%
  12,800   Mediobanca, 4.50%, 1/1/00                                        7
                                                                  -----------
           Total Corporate Bonds (Cost $34)                                15
                                                                  -----------
Repurchase Agreements -- 7.0%
           United States -- 7.0%
$ 11,705   Warburg/Dillion, 4.70%, dated
           1/29/99, due 2/1/99 (at amortized
           cost), collateralized by U.S. Treasury
           Bond, 6.25%, due 8/15/23 with a
           value of $11,955.                                           11,705
                                                                  -----------
           Total Repurchase Agreements
           (Cost $11,705)                                              11,705
                                                                  -----------
           Total Investments
           (Cost $137,912) (a) -- 99.7%                               166,204
                                                                  -----------
           Assets in excess of other
           liabilities -- 0.3%                                            572
                                                                  -----------
           TOTAL NET ASSETS -- 100.0%                                $166,776
                                                                  -----------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $28,292, which is composed of $34,935 appreciation and $6,643 depreciation at January 31, 1999.

(b)  Non-income producing security

The International Equity Fund's investment concentration, by industry, as of January 31, 1999, was as follows:

Automotive                                         4.09%
Banking                                            9.15%
Business & Financial Services                      4.92%
Chemicals                                          2.32%
Electric                                           1.98%
Energy                                             4.62%
Health & Personal Care                             3.16%
Insurance                                          7.79%
Pharmaceuticals                                    2.74%
Real Estate                                        3.01%
Telecommunications                                 9.61%
Other                                             46.61%


      (See Notes which are an integral part of the Financial Statements)

Fifth Third Bond Fund For Income
Schedule of Portfolio Investments
January 31, 1999
(Amounts in thousands)
(Unaudited)
--------------------------------------------------------------------------------

 Principal                 Security                                     Market
    Amount                Description                                    Value
--------------------------------------------------------------------------------

Asset Backed Securities -- 1.9%
           Financial -- 1.9%
$  5,000   GE Capital Management, 6.94%,
           3/25/27                                                      $  5,047
                                                                       ---------
           Total Asset Backed Securities                                   5,047
                                                                       ---------
Corporate Bonds -- 35.0%
           Financial -- 18.9%
   5,000   American General Finance Corp.,
           7.25%, 4/15/00                                                  5,102
   5,000   AT&T Capital Corp., 7.50%,
           11/15/00                                                        5,096
   5,000   DLJ, Medium Term Note, 6.38%,
           5/26/00                                                         5,022
   5,000   Ford Motor Credit Corp., 7.75%,
           10/1/99                                                         5,071
   5,000   Nationsbank Corp., 5.75%, 3/15/01                               5,026
   8,000   Reliastar Financial Corp., 7.13%,
           3/1/03                                                          8,294
   5,000   Shawmut National Corp., 7.20%,
           4/15/03                                                         5,292
   5,000   Southern National Corp., 7.05%,
           5/23/03                                                         5,262
   5,000   Toyota Motor Credit Corp., 5.50%,
           12/15/08                                                        4,961
                                                                       ---------
              Total                                                       49,126
                                                                       ---------
           Industrial -- 13.8%
   5,000   Engelhard Corp., 7.00%, 8/1/01                                  5,130
   5,000   First Data Corp., 6.38%, 12/15/07                               5,218
   4,000   Service Corp. Intl., 6.38%, 10/1/00                             4,050
   5,000   Supervalue, Medium Term Note,
           6.64%, 6/9/06                                                   5,156
   6,000   TRW, Inc., 6.05%, 1/15/05                                       6,091
   5,000   Tyco International, Ltd., 6.38%,
           1/15/04                                                         5,128
   5,000   Walt Disney Co., 5.13%, 12/15/03                                4,991
                                                                       ---------
              Total                                                       35,764
                                                                       ---------
           Telecommunications -- 1.9%
   5,000   British Telecommunications, Inc.,
           9.38%, 2/15/99                                                  5,006
                                                                       ---------
           Utilities -- 0.4%
   1,000   Southern New England, 8.00%,
           11/20/01                                                        1,066
                                                                       ---------
           Total Corporate Bonds                                          90,962
                                                                       ---------
U.S. Government Securities -- 57.7%
           Mortgage Backed Securities -- 14.9%
       0   Freddie Mac, 7.50%, 2/1/02,
           Pool #200067                                                        0
     968   GNMA, 10.50%, 7/15/14,
           Pool #321016                                                    1,053
     913   GNMA, 8.50%, 6/15/22,
           Pool #220207                                                      990
  36,498   GNMA, 6.50%, 8/20/28,
           Pool #2630                                                     36,737
                                                                       ---------
              Total                                                       38,780
                                                                       ---------
           U.S. Government Agencies -- 17.7%
$  5,000   Fannie Mae, 4.75%, 11/14/03 (b)                                 4,939
   7,000   Fannie Mae, 5.25%, 1/15/09 (b)                                  6,992
   5,000   FHLB, 5.12%, 11/24/00                                           4,985
   5,000   FHLB, 5.61%, 8/10/01                                            5,066
   8,000   FHLB, 6.06%, 3/25/02                                            8,008
   8,000   FHLB, 5.13%, 9/15/03                                            8,022
   7,750   Freddie Mac, 5.75%, 7/15/03                                     7,991
                                                                       ---------
              Total                                                       46,003
                                                                       ---------
           U.S. Treasury Bonds -- 2.9%
   7,500   4.75%, 11/15/08 (b)                                             7,552
                                                                       ---------
           U.S. Treasury Notes -- 22.2%
   5,000   5.38%, 1/31/00                                                  5,033
   2,500   6.13%, 7/31/00                                                  2,551
   8,000   5.38%, 2/15/01 (b)                                              8,115
  11,500   6.13%, 12/31/01                                                11,956
  12,000   6.50%, 5/31/02                                                 12,670
   8,000   5.88%, 9/30/02                                                  8,323
   8,000   6.13%, 8/15/07 (b)                                              8,740
                                                                       ---------
              Total                                                       57,388
                                                                       ---------
           Total U.S. Government Securities                              149,723
                                                                       ---------
Repurchase Agreement -- 4.4%
  11,391   Warburg/Dillion, 4.70%, dated
           1/29/99, due 2/1/99 (at amortized
           cost), collateralized by U.S. Treasury
           Bond, 6.25%, due 8/15/23 with a
           value of $11,635.                                              11,391
                                                                       ---------
           Total Repurchase Agreement                                     11,391
                                                                       ---------
Short Term Securities Purchased with
Collateral -- 9.2%
           Commercial Paper -- 3.1%
     857   AIG Funding, 4.78%, 2/1/99                                        857
     600   BellSouth Telecommunications,
           4.75%, 2/10/99                                                    598
     543   BellSouth Telecommunications,
           4.85%, 2/4/99                                                     541
     560   Coca-Cola, Inc., 4.78%, 2/16/99                                   559
     635   Coca-Cola, Inc., 4.77%, 2/16/99                                   633
   1,127   DuPont De Nemours & Co., 4.76%,
           2/2/99                                                          1,125
   1,116   Harvard University, 4.82%, 2/1/99                               1,116
   1,100   Petrofina Delaware, Inc., 4.85%,
           2/9/99                                                          1,096
     433   U.B.S. Finance, Delaware, 4.83%,
           2/9/99                                                            432
     988   Xerox Corp., 4.80%, 2/8/99                                        985
     200   Xerox Corp., 4.82%, 2/1/99                                        200
                                                                       ---------
              Total                                                        8,142
                                                                       ---------

                                  -Continued-

Fifth Third Bond Fund For Income
--------------------------------------------------------------------------------

 Principal                 Security                                    Market
    Amount               Description                                    Value
--------------------------------------------------------------------------------

           Repurchase Agreements -- 6.1%
$ 15,813   Morgan Stanley, 4.70%, dated
           1/29/99, due 2/1/99 (at amortized
           cost), collateralized by U.S. Treasury
           Notes, 5.38%-7.25%, due
           6/30/03-8/15/04 with a value
           of $16,222.                                                 $ 15,813
                                                                      ---------
           Total Short Term Securities
           Purchased with Collateral                                     23,955
                                                                      ---------
           Total Investments
           (Cost $277,731) (a) -- 108.2%                                281,078
                                                                      ---------
           Liabilities in excess of other
           assets -- (8.2)%                                             (21,286)
                                                                      ---------
           TOTAL NET ASSETS -- 100.0%                                  $259,792
                                                                      ---------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $3,347, which is composed of $3,477 appreciation and $130 depreciation at January 31, 1999.

(b)  All or part of this security has been loaned at January 31, 1999.



      (See Notes which are an integral part of the Financial Statements)

Fifth Third Quality Bond Fund
Schedule of Portfolio Investments
January 31, 1999
(Amounts in thousands)
(Unaudited)
-------------------------------------------------------------------------

   Shares
       or
Principal             Security                                  Market
   Amount           Description                                  Value
---------- -------------------------------------------------  -----------

Corporate Bonds -- 11.6%
           Financial -- 11.6%
 $5,000    Ford Motor Credit Corp., 5.80%,
           1/12/09 (b)                                           $  5,035
  4,000    Provident Cos., Inc., 6.38%, 7/15/05                     4,134
  5,000    Toyota Motor Credit Corp., 5.50%,
           12/15/08                                                 4,961
                                                              -----------
                     Total Corporate Bonds                         14,130
                                                              -----------

U.S. Government Securities -- 75.6%
           Mortgage Backed Securities -- 12.7%
      4    Freddie Mac, 9.50%, 10/1/02,
           Pool #38-0009, CMO                                           4
     11    Freddie Mac, 8.00%, 8/1/08,
           Pool #27-2525, CMO                                          11
  3,949    GNMA, 6.50%, 9/20/28                                     3,975
 11,417    GNMA, 6.50%, 10/20/28                                   11,492
                                                              -----------
              Total                                                15,482
                                                              -----------
           U.S. Government Agencies -- 15.5%
  4,000    Fannie Mae, 5.75%, 4/15/03 (b)                           4,117
  5,000    Fannie Mae, 5.25%, 1/15/09 (b)                           4,994
  5,000    FHLB, 5.12%, 11/24/00                                    4,985
  4,500    Freddie Mac, 6.28%, 3/6/06                               4,777
                                                              -----------
              Total                                                18,873
                                                              -----------
           U.S. Treasury Bonds -- 17.0%
  5,000    4.63%, 11/30/00 (b)                                      4,997
  8,500    4.75%, 11/15/08 (b)                                      8,559
  6,000    6.63%, 2/15/27                                           7,136
                                                              -----------
              Total                                                20,692
                                                              -----------
           U.S. Treasury Notes -- 30.4%
  2,500    4.63%, 12/31/00 (b)                                      2,500
 17,000    5.38%, 2/15/01 (b)                                      17,244
  5,000    6.25%, 2/28/02                                           5,227
  3,000    5.75%, 8/15/03                                           3,135
  5,000    4.25%, 11/15/03 (b)                                      4,934
  4,000    5.50%, 2/15/08 (b)                                       4,233
                                                              -----------
              Total                                                37,273
                                                              -----------
           Total U.S. Government Securities                        92,320
                                                              -----------
Repurchase Agreement -- 11.5%
$13,981    Warburg/Dillion, 4.70%, dated
           1/31/99, due 2/1/99 (at amortized
           cost), collateralized by U.S. Treasury
           Bond, 6.25%, due 8/15/23 with a
           value of $14,280.                                       13,981
                                                              -----------
           Total Repurchase Agreement                              13,981
                                                              -----------

           Short Term Securities Purchased with
           Collateral -- 17.2%
           Commercial Paper -- 5.6%
    690    AIG Funding, 4.78%, 2/1/99                                 690
    750    BellSouth Telcommunications,
           4.75%, 2/10/99                                             748
    298    BellSouth Telecommunications,
           4.85%, 2/4/99                                              297
    493    Coca-Cola Co., 4.77%, 2/16/99                              491
    550    Coca-Cola Co., 4.78%, 2/16/99                              549
    957    DuPont De Nemours & Co., 4.76%,
           2/2/99                                                     956
    957    Harvard University, 4.82%, 2/1/99                          957
    710    Petrofina Delaware Inc., 4.85%, 2/9/99                     707
    348    U.B.S. Finance Delaware, 4.83%, 2/9/99                     347
    195    Xerox Corp., 4.82%, 2/1/99                                 195
    850    Xerox Corp., 4.80%, 2/8/99                                 847
                                                              -----------
              Total                                                 6,784
                                                              -----------
           Corporate Bond -- 1.3%
  1,529    GMAC, Floating Rate Note, 5.21%,
           2/25/00                                                  1,527
                                                              -----------
           Repurchase Agreements -- 10.3%
$12,625    Morgan Stanley, 4.70%, dated
           1/29/99, due 2/1/99 (at amortized
           cost), collateralized by U.S. Treasury
           Notes, 5.38%-7.25%, due
           6/30/03-8/15/04 with a value of $12,951.                12,626
                                                              -----------
           Total Short Term Securities
           Purchased with Collateral                               20,937
                                                              -----------
           Total Investments
           (Cost $140,110) (a) -- 115.9%                          141,368
                                                              -----------
           Liabilities in excess of other
           assets -- (15.9)%                                     (19,349)
                                                              -----------
           TOTAL NET ASSETS -- 100.0%                            $122,019
                                                              -----------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $1,258, which is composed of $1,428 appreciation and $170 depreciation at January 31, 1999.

(b)  All or part of this security has been loaned at January 31, 1999.

The following abbreviations are used in this portfolio:
CMO - Collateralized Mortgage Obligation


      (See Notes which are an integral part of the Financial Statements)

Fifth Third U.S. Government Securities Fund
Schedule of Portfolio Investments
January 31, 1999
(Amounts in thousands)
(Unaudited)
-------------------------------------------------------------------------

Principal             Security                                  Market
   Amount           Description                                  Value
---------  -------------------------------------------------  -----------

U.S. Government Securities -- 95.8%
           Mortgage Backed Securities -- 10.0%
$   920    Fannie Mae, 6.00%, 6/1/01,
           Pool #303016                                          $    921
  3,967    Fannie Mae, 6.00%, 10/1/04,
           Pool #N97816                                             4,001
                                                              -----------
              Total                                                 4,922
                                                              -----------
           U.S. Government Agencies -- 50.3%
  2,000    Fannie Mae, 5.78%, 2/12/03
           (Callable 2/12/01 @ 100)                                 2,018
  4,000    Fannie Mae, 5.75%, 4/15/03 (b)                           4,117
  1,000    Fannie Mae, 4.75%, 11/14/03                                988
  3,000    Fannie Mae, 6.75%, 7/26/04
           (Callable 7/26/00 @ 100)                                 3,071
  2,000    Fannie Mae, 6.29%, 5/9/05
           (Callable 5/9/01 @ 100)                                  2,042
  1,000    Fannie Mae, 6.38%, 7/20/05
           (Callable 7/20/99 @ 100)                                 1,005
  2,000    FFCB, 5.10%, 11/24/03                                    1,999
  1,000    FHLB, 5.53%, 8/28/00                                     1,007
  1,000    FHLB, 6.29%, 12/23/02
           (Callable 12/23/99 @ 100)                                1,009
  5,500    FHLB, 5.13%,  9/15/03                                    5,515
  2,000    FHLB, 6.00%, 4/23/04
           (Callable 4/23/99 @ 100)                                 1,999
                                                              -----------
              Total                                                24,770
                                                              -----------
           U.S. Treasury Notes -- 35.5%
  5,600    5.88%, 11/30/01                                          5,781
  5,000    6.25%, 6/30/02                                           5,247
  2,000    5.75%, 11/30/02                                          2,074
  3,000    6.50%, 5/15/05                                           3,291
  1,000    5.88%, 11/15/05                                          1,067
                                                              -----------
              Total                                                17,460
                                                              -----------
           Total U.S. Government Securities                        47,152
                                                              -----------
Repurchase Agreement -- 3.1%
$ 1,545    Warburg/Dillion, 4.70%, dated
           1/29/99, due 2/1/99 (at amortized
           cost), collateralized by U.S. Treasury
           Bond, 6.25%, due 8/15/23 with a
           value of $1,579.                                         1,545
                                                              -----------
           Total Repurchase Agreement                               1,545
                                                              -----------

Short Term Securities Purchased with
Collateral -- 8.6%
           Commercial Paper -- 2.1%
$   166    AIG Funding, 4.78%, 2/1/99                            $    166
    115    BellSouth Telecommunications,
           4.85%, 2/4/99                                              115
     50    BellSouth Telecommunications,
           4.75%, 2/10/99                                              50
    200    DuPont De Nemours & Co., 4.76%,
           2/2/99                                                     200
    210    Harvard University, 4.82%, 2/1/99                          209
    100    Petrofina Delaware, Inc., 4.85%,
           2/9/99                                                     100
    210    Xerox Corp., 4.80%, 2/8/99                                 209
                                                              -----------
              Total                                                 1,049
                                                              -----------
           Repurchase Agreements -- 6.5%
$ 3,179    Morgan Stanley, 4.70%, dated
           1/29/99, due 2/1/99 (at amortized
           cost), collateralized by U.S. Treasury
           Notes, 5.38%-7.25%, due
           6/30/03-8/15/04 with a value of $3,261.                  3,179
                                                              -----------
           Total Short Term Securities
           Purchased with Collateral                                4,228
                                                              -----------
           Total Investments
           (Cost $52,056) (a) -- 107.5%                            52,925
                                                              -----------
           Liabilities in excess of other
           assets -- (7.5)%                                       (3,677)
                                                              -----------
           TOTAL NET ASSETS -- 100.0%                             $49,248
                                                              -----------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $869, which is composed of $952 appreciation and $83 depreciation at January 31, 1999.

(b)  All or part of this security has been loaned at January 31, 1999.


      (See Notes which are an integral part of the Financial Statements)

Fifth Third Municipal Bond Fund
Schedule of Portfolio Investments
January 31, 1999
(Amounts in thousands)
(Unaudited)

-------------------------------------------------------------------------

Principal       Security                                       Market
Amount          Description                                     Value
--------- ---------------------------------------------------------------
Municipal Bonds -- 97.2%
           Alabama -- 1.5%
$ 2,000    State, Public School & College
           Authority, Revenue, 4.25%, 11/1/18
           (Callable 11/1/08 @ 101.50) FSA                        $ 1,846
                                                            -------------
           Arizona -- 2.8%
  1,000    Phoenix, GO, 5.80%, 7/1/07
           (Callable 7/1/05 @ 102)                                  1,125
  2,500    Tempe, Series A, GO, 4.00%, 7/1/16
           (Callable  7/1/07 @ 101)                                 2,277
                                                            -------------
              Total                                                 3,402
                                                            -------------
           California -- 4.8%
  4,000    San Mateo County Transportation
           District, Series A, Revenue, 4.40%,
           6/1/12 (Callable 6/1/08 @ 101)
           MBIA                                                     4,025
  2,000    Yuba County, Water Agency,
           Revenue, 4.00%, 3/1/16
           (Callable 9/1/99 @ 100) MBIA                             1,898
                                                            -------------
              Total                                                 5,923
                                                            -------------
           Florida -- 12.2%
  2,455    Escambia County, Revenue, 4.60%,
           1/1/07, AMBAC                                            2,569
  3,000    Florida State Board of Education,
           Series B, Revenue, 5.00%, 7/1/05,
           FGIC                                                     3,221
  4,000    Florida State Board of Education,
           Series D, GO, 5.25%, 6/1/10
           (Callable 6/1/08 @ 101)                                  4,371
  2,000    Reedy Creek, Series A, GO, 5.25%,
           6/1/09 (Callable 6/1/08 @ 100)
           MBIA                                                     2,187
  2,500    Village Center Community
           Development District, Series A,
           Revenue, 5.50%, 11/1/12, MBIA                            2,801
                                                            -------------
              Total                                                15,149
                                                            -------------
           Illinois -- 8.8%
  1,000    Chicago Park, GO, 5.20%, 1/1/09
           (Callable 1/1/06 @ 102) FGIC                             1,074
  1,230    Cook County Community School
           District #097 Oak Park, Series A,
           GO, 5.50%, 12/1/12
           (Callable 12/1/09 @ 100)                                 1,232
  1,300    Cook County Community School
           District #097, Oak Park, Series A,
           GO, 5.38%, 12/1/13
           (Callable 12/1/09 @ 100)                                 1,391
  1,500    Du Page County Community High
           School District #099, Downers Grove,
           GO, 5.50%, 12/1/15
           (Callable 12/1/09 @ 100) FSA                             1,597
  3,000    Illinois State Toll Highway Authority,
           Series A, Revenue, 3.50%, 1/1/05
           (Callable 1/1/03 @ 100)                                  2,941
  2,500    University of Illinois, Revenue,
           5.25%, 8/15/04, MBIA                                     2,672
                                                            -------------
              Total                                                10,907
                                                            -------------
           Indiana -- 6.7%
  1,625    Ball State University, Series I,
           Revenue, 3.35%, 7/1/00, FGIC                             1,629
  1,000    Indiana Transportation Financial
           Authority, Series A, Revenue, 5.00%,
           12/1/06, MBIA                                            1,072
  2,000    Marion County, Convention &
           Recreational Facilities Authority,
           Series A, Excise Tax Revenue, 5.00%,
           6/1/12 (Callable 6/1/08 @ 101)
           MBIA                                                     2,084
  1,275    Munster School Building Corp.,
           Revenue, 5.70%, 7/15/10
           (Prerefunded 1/15/05 @ 101) MBIA                         1,414
  2,000    South Bend Indiana Community
           School Corp., Riley School Building
           Corp., Refunding, Revenue, 5.25%,
           7/1/12 (Callable 7/1/08 @ 101)                           2,133
                                                            -------------
              Total                                                 8,332
                                                            -------------
           Kansas -- 2.8%
  1,250    Douglas County, Union School
           District, GO, 6.00%, 9/1/09
           (Prerefunded 9/1/03 @ 100)                               1,369
  2,000    Douglas County, Union School
           District #497, GO, 5.00%, 9/1/07                         2,153
                                                            -------------
              Total                                                 3,522
                                                            -------------
           Kentucky -- 3.3%
  2,000    Carrolton & Henderson Public
           Energy Authority, Series A, Revenue,
           5.00%, 1/1/09, FSA                                       2,128
  2,000    Jefferson County School District,
           Finance Corp., Series C, Revenue,
           4.50%, 2/1/16 (Callable 2/1/09 @
           101) MBIA                                                1,947
                                                            -------------
              Total                                                 4,075
                                                            -------------
           Massachusetts -- 3.2%
  4,000    State, Industrial Financial Agency,
           Bradford College, Revenue, 5.25%,
           11/1/18 -- Callable 11/1/08 @ 102)                       3,956
                                                            -------------
           Minnesota -- 1.7%
  2,000    Public Facilities Authority, Water
           Pollution Control, Revenue, 4.88%,
           3/1/12 -- Callable 3/1/06 @ 100)                         2,062
                                                            -------------
           Mississippi -- 1.6%
  2,000    Mississippi Development Bank,
           Natural Gas Project, Revenue, 4.13%,
           1/1/07, MBIA                                             1,997
                                                            -------------
           Missouri -- 2.3%
  2,000    Kansas City, Streetlight Project,
           Series B, GO, 5.00%, 2/1/13
           (Callable 2/1/07 @ 101)                                  2,080
    800    State, Health Facilities, St. Anthony's
           Medical Center, Series A, Revenue,
           2.70%, 12/1/19 (b)                                         800
                                                            -------------
              Total                                                 2,880
                                                            -------------

                                  -Continued-

Fifth Third Municipal Bond Fund
-------------------------------------------------------------------------

Principal       Security                                       Market
Amount          Description                                     Value
---------- -----------------------------------------------  -------------
           Nebraska -- 1.8%
$ 2,000    Omaha, Public Power District,
           5.90%, 2/1/06                                          $ 2,247
                                                            -------------
           Nevada -- 3.5%
  4,000    Clark County, Flood Control, GO,
           5.25%, 11/1/10 (Callable 11/1/08
           @ 101) FGIC                                              4,356
                                                            -------------
           New Jersey -- 2.5%
  3,000    New Jersey State Transportation,
           Series A, Revenue, 5.13%, 6/15/15
           (Callable 6/15/09 @ 100)                                 3,114
                                                            -------------
           New Mexico -- 1.6%
  2,000    New Mexico Finance Authority,
           Federal Highway Grant Anticipation,
           Series A, Revenue, 4.50%, 9/1/15
           (Callable 9/1/08 @ 100) AMBAC                            1,956
                                                            -------------
           New York -- 1.9%
  2,000    Westchester, GO, 6.70%, 11/1/05                          2,349
                                                            -------------
           North Carolina -- 1.7%
  2,000    Charlotte, Water & Sewer, GO, 4.75%,
           2/1/10 (Callable 2/1/08 @ 101)                           2,106
                                                            -------------
           Ohio -- 1.8%
  1,000    Columbus, GO, 6.88%, 9/15/05
           (Callable 9/15/01 @ 100)                                 1,086
  1,000    Columbus Sewer Improvement
           No 26-E-U, GO, 6.50%, 9/15/01                            1,080
                                                            -------------
              Total                                                 2,166
                                                            -------------
           Oklahoma -- 1.7%
  2,000    Oklahoma City, GO, 5.00%, 2/1/08
           (Callable 2/1/07 @ 100)                                  2,134
                                                            -------------
           Pennsylvania -- 6.5%
  3,500    State, GO, 5.30%, 5/1/04                                 3,763
  2,000    State, Higher Education Facilities
           Authority Health Services,
           Revenue, 5.10%, 1/1/05                                   2,104
  2,000    Trinity Area School District, GO,
           6.63%, 11/1/11 (Callable 11/1/01
           @ 100) FGIC                                              2,171
                                                            -------------
              Total                                                 8,038
                                                            -------------
           Texas -- 13.3%
  1,000    Del Valle, GO, 5.00%, 2/1/11
           (Callable 2/1/07 @ 100)                                  1,045
  2,000    Tarrant County, Junior College
           District, GO, 5.00%, 2/15/09
           (Callable 2/15/07 @ 100)                                 2,118
  2,000    Travis County, GO, 4.63%, 3/1/13
           (Callable 3/1/08 @ 100)                                  2,019
  2,000    Travis County, GO, 4.50%, 3/1/15
           (Callable 3/1/08 @ 100)                                  1,962
  4,000    University of Texas, Revenue, 6.50%,
           7/1/11 (Prerefunded 7/1/01 @ 102)                        4,367
  5,000    University of Texas, Revenue, 4.75%,
           7/1/18 (Callable 7/1/08 @ 100)                           4,908
                                                            -------------
              Total                                                16,419
                                                            -------------
           Utah -- 2.2%
  1,530    St. George, Water Revenue, 5.60%,
           6/1/10 (Callable 6/1/05 @ 101)                         $ 1,658
  1,000    Utah State Building Ownership
           Authority, Revenue, 5.50%, 5/15/09,
           FSA                                                      1,110
                                                            -------------
              Total                                                 2,768
                                                            -------------
           Virginia -- 0.9%
  1,000    Virginia Beach, GO, 5.70%, 11/1/07
           11/1/04 @ 102)                                           1,105
                                                            -------------
           Washington -- 2.7%
  2,000    King County, School District No. 411,
           6.50%, 12/1/09 (Prerefunded
           12/1/02 @ 100), AMBAC                                    2,215
  1,000    Spokane, Regional Solid Waste,
           Revenue, 5.50%, 12/1/10 (Callable
           12/1/05 @ 102), AMBAC                                    1,090
                                                            -------------
              Total                                                 3,305
                                                            -------------
           West Virginia -- 2.5%
  3,000    State, School Building Authority,
           Revenue, 5.00%, 7/1/02                                   3,142
                                                            -------------
           Wisconsin -- 0.9%
  1,000    Milwaukee, GO, 5.30%, 6/15/07
           (Prerefunded 6/15/02 @ 100)                              1,056
                                                            -------------
           Total Municipal Bonds                                  120,312
                                                            -------------
Short-Term Investments -- 3.8%
           STIFS/MONEY MARKETS -- 3.8%
  2,761    Federated Tax Free Trust                                 2,762
  1,883    SEI Institutional Tax Free Fund                          1,883
                                                            -------------
           Total Short-Term Investments                             4,645
                                                            -------------
           Total Investments
           (Cost $121,539) (a) -- 101.0%                          124,957
                                                            -------------
           Liabilities in excess of other
           assets -- (1.0)%                                        (1,263)
                                                            -------------
           TOTAL NET ASSETS -- 100.0%                            $123,694
                                                            -------------
(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $3,418, which is composed of $3,514 appreciation and $96 depreciation at January 31, 1999.

(b)  Current rate shown.

The following abbreviations are used in this portfolio:
AMBAC - American Municipal Bond Assurance Corporation
GO - General Obligation
FGIC - Financial Guaranty Insurance Corporation
FSA - Financial Security Assurance
MBIA - Municipal Bond Investors Assurance Corporation

      (See Notes which are an integral part of the Financial Statements)

Fifth Third Ohio Tax Free Bond Fund
Schedule of Portfolio Investments
January 31, 1999
(Amounts in thousands)
(Unaudited)
-------------------------------------------------------------------------

Principal       Security                                       Market
Amount          Description                                     Value
--------- ------------------------------------------------  -------------
Municipal Bonds -- 96.6%
           Guam -- 1.3%
 $2,500    Guam Government, Revenue,
           Series A, 5.00%, 11/1/02, AMBAC                       $  2,634
                                                            -------------
           Ohio -- 94.4%
    500    Akron, Various Purpose
           Improvement, GO, 5.60%, 12/1/06
           (Callable 12/1/04 @ 102), MBIA                             553
  1,510    Bowling Green State University,
           Higher Education, Revenue, 5.55%,
           6/1/10 (Callable 6/1/06 @ 101),
           AMBAC                                                    1,654
  5,000    Butler County, Sewer System,
           Revenue, 5.00%, 4/1/02, FSA                              5,225
  2,000    Butler County, Transportation,
           Series A, Revenue, 4.70%, 12/1/11
           (Callable 12/1/08 @ 101), FSA                            2,065
  4,000    Butler County, Transportation,
           Series A, Revenue, 5.13%, 4/1/17
           (Callable 4/1/08 @ 102), FSA                             4,105
    600    Cincinnati, GO, 7.00%, 10/1/00                             637
  5,000    Cincinnati, GO, 4.38%, 12/1/01                           5,147
  5,000    Cincinnati, GO, 4.38%, 12/1/02                           5,165
  7,500    Cleveland, GO, 5.30%, 9/1/08,
           AMBAC                                                    8,246
  4,000    Cleveland City School District,
           Revenue, 5.00%, 6/1/01, AMBAC                            4,148
  5,000    Cleveland City School District,
           Revenue, 4.80%, 6/1/03, AMBAC                            5,231
    500    Cleveland Waterworks, Series G,
           Revenue, 5.40%, 1/1/06, MBIA                               546
  3,000    Cleveland Waterworks, Series H,
           Revenue, 5.63%, 1/1/13
           (Callable 1/1/06 @ 102), MBIA                            3,271
  2,000    Cleveland Waterworks, Series I,
           Revenue, 5.00%, 1/1/07, FSA                              2,140
  2,500    Cleveland Waterworks, Series I,
           Revenue, 5.25%, 1/1/11
           (Callable 1/1/08 @ 101), FSA                             2,697
  5,000    Cleveland, Public Power, Series 1,
           Revenue, 5.25%, 11/15/16
           (Callable 11/15/06 @ 102), MBIA                          5,214
  1,000    Columbus Refunding Limited,
           Series A, GO, 5.30%, 7/1/09
           (Callable 7/1/03 @ 101.5)                                1,077
  1,350    Columbus, Series 2, GO, 5.50%,
           5/15/08 (Callable 5/15/04 @ 102)                         1,481
  5,000    Columbus, Series 2, GO, 6.00%,
           6/15/07                                                  5,748
  4,000    Columbus, Series B, GO, 5.00%,
           5/15/04                                                  4,258
  3,435    Cuyahoga County, GO, 5.60%,
           5/15/13, MBIA-IBC                                        3,865
  4,000    Cuyahoga Hospital Refunding,
           Revenue, 5.63%, 1/15/13
           (Callable 1/15/06 @ 102), MBIA                           4,320
  3,000    Cuyahoga Jail Facilities, GO, 5.25%,
           10/1/13, MBIA-IBC                                        3,270
  3,000    Cuyahoga Utility Improvements,
           Revenue, 5.13%, 2/15/18
           (Callable 2/15/08 @ 102), AMBAC                          3,052
  4,000    Dublin City School District, GO,
           4.65%, 12/1/08 (Callable 12/1/07
           @ 101), MBIA                                             4,203
    500    Euclid City School District, GO,
           6.70%, 12/1/02, (Callable 12/01/01
           @ 102)                                                     554
  1,000    Euclid City School District, GO,
           5.20%, 12/1/10 (Callable 12/1/05 @
           102), AMBAC                                              1,075
  1,500    Euclid City School District, GO,
           5.13%, 12/1/11 (Callable 12/1/05 @
           102), AMBAC                                              1,595
  1,000    Franklin County, GO, 6.80%, 12/1/02
           (Prerefunded 12/1/00 @ 102)                              1,083
  1,030    Franklin Refunding & Improvements,
           Medical, Revenue, 6.50%, 5/1/07
           (Callable 11/1/02 @ 102)                                 1,146
  4,250    Greater Cleveland Transportation,
           Series R, GO, 4.75%, 12/1/15
           (Callable 12/1/08 @ 101), FGIC                           4,271
  6,000    Hamilton County Tax, Revenue,
           4.75%, 12/1/27 (Callable 12/1/07
           @ 101), MBIA                                             5,763
  1,000    Hamilton County, Building
           Improvement, GO, 5.90%, 12/1/99                          1,025
  2,000    Hamilton County, Sewer System,
           Revenue, 5.40%, 12/1/08, FGIC                            2,226
  1,000    Hamilton County, Sewer System,
           Series A, Revenue, 5.60%, 12/1/08
           (Callable 12/1/05 @ 102), FGIC                           1,110
    500    Hamilton Hospital Facilities,
           Revenue, 7.00%, 1/1/09
           (Callable 7/1/99 @ 100)                                    508
  1,000    Hamilton Hospital Refunding,
           Revenue, 6.10%, 1/1/00                                   1,027
  1,000    Hamilton Hospital Refunding,
           Revenue, 6.50%, 1/1/02,
           (Callable 1/1/01 @ 100), FGIC                            1,059
  1,500    Knox County Community Hospital,
           Revenue, 5.00, 6/1/12, ASSET-GTY                         1,558
  1,000    Lakota Local School District, GO,
           6.40%, 12/1/01, AMBAC                                    1,081
  1,750    Montgomery County, Solid Waste,
           Revenue, 5.25%, 11/1/04, MBIA                            1,891
  3,000    Montgomery County, Solid Waste,
           Revenue, 5.40%, 11/1/08
           (Callable 11/1/05 @ 102), MBIA                           3,290



                                  -Continued-

Fifth Third Ohio Tax Free Bond Fund
-------------------------------------------------------------------------

Principal       Security                                       Market
Amount          Description                                     Value
--------- ------------------------------------------------- -------------
$ 1,000    Montgomery Sisters of Charity,
           Revenue, 6.50%, 5/15/08
           (Callable 5/15/01 @ 102), MBIA                        $  1,083
  5,450    State Building Authority, Revenue,
           5.25%, 10/1/08                                           5,983
  1,000    State Building Facilities, Revenue,
           6.20%, 10/1/07 (Callable 10/1/02
           @ 102)                                                   1,103
  1,000    State Higher Education, Revenue,
           5.15%, 11/1/08 (Callable 11/1/06
           @ 101)                                                   1,081
    500    State Higher Education, Revenue,
           6.70%, 5/1/01, (Callable 5/1/00 @
           102), MBIA                                                 532
  5,000    State Highway, Series V, GO, 4.80%,
           5/15/04                                                  5,274
  5,000    State Infrastructure, GO, 5.10%,
           8/1/09 (Callable 8/1/07 @ 101)                           5,414
  5,000    State Public Facilities, Series II-A,
           Revenue, 4.50%, 12/1/08
           (Callable 12/1/07 @ 100)                                 5,181
    500    State Public Facilities, Series II-A,
           Revenue, 5.50%, 12/1/03
           (Callable 12/1/01 @ 102), FSA                              534
  3,000    State Public Facilities, Series II-B,
           Revenue, 5.75%, 11/1/04, AMBAC                           3,316
  2,000    State Public Facilities, Series II-B,
           Revenue, 5.75%, 11/1/05
           (Callable 11/1/04 @ 100), AMBAC                          2,203
  5,000    State Public Facilities, Series II-C,
           Revenue, 4.00%, 6/1/02, FSA                              5,082
  2,500    State Special Obligation, Education,
           Series B, Revenue, 5.00%, 12/1/06,
           FSA                                                      2,688
  1,000    State Special Obligations, Education,
           Series A, Revenue, 5.80%, 6/1/03,
           AMBAC                                                    1,088
  5,000    State Turnpike, Series A, Revenue,
           5.75%, 2/15/14, (Callable 2/15/06
           @ 102), MBIA                                             5,658
  2,000    State Turnpike, Series B, Revenue,
           5.00%, 2/15/08, FGIC                                     2,147
  5,000    State Water, Revenue, 5.13%,
           12/1/08 (Callable 6/1/05 @ 101),
           MBIA                                                     5,348
  5,000    State Water, Revenue, 5.30%, 12/1/10
           (Callable 6/1/05 @ 101), MBIA                            5,348
    555    Tiffin, Sewer System, GO, 6.60%,
           12/1/03, (Callable 12/1/01 @ 101)                          609
    500    University of Cincinnati, CP, 6.30%,
           12/1/00, MBIA                                              528
  3,000    University of Cincinnati, CP, 5.00%,
           6/1/10, MBIA                                             3,226
 $4,945    University of Cincinnati, Series T,
           Revenue, 5.00%, 6/1/18
           (Callable 6/1/08 @ 101)                                  4,964
  2,000    Wauseon Village School District,
           GO, 5.45%, 12/1/14
           (Callable 6/1/07 @ 101), MBIA                            2,145
  1,000    West Geauga Local School District,
           GO, 5.55%, 11/1/05
           (Callable 11/1/04 @ 102), AMBAC                          1,106
  1,000    West Geauga Local School District,
           GO, 5.65%, 11/1/06
           (Callable 11/1/04 @ 102), AMBAC                          1,108
  5,000    Westerville, GO, 4.50%, 12/01/18
           (Callable 12/1/09 @ 101)                                 4,797
  2,000    Westlake City School District,
           Series A, GO, 5.05%, 12/1/04                             2,143
                                                            -------------
              Total                                               197,269
                                                            -------------
           Puerto Rico -- 0.9%
  1,750    Puerto Rico Commonwealth
           Highway, Series X, Revenue, 4.80%,
           7/1/00                                                   1,790
                                                            -------------
           Total Municipal Bonds                                  201,693
                                                            -------------
Short-Term Investments -- 2.3%
           STIFS/Money Markets -- 2.3%
  3,821    Countrywide Ohio Tax Free Money
           Fund                                                     3,821
  1,005    Vanguard Ohio Tax Free Money
           Market Fund                                              1,000
                                                            -------------
           Total Short-Term Investments                             4,821
                                                            -------------
           Total Investments
           (Cost $196,684) (a) -- 98.9%                           206,514
                                                            -------------
           Other assets in excess of
           liabilities -- 1.1%                                      2,207
                                                            -------------
           TOTAL NET ASSETS -- 100.0%                            $208,721
                                                            -------------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $9,830, which is composed of $9,830 appreciation at January 31, 1999.

The following abbreviations are used in this portfolio:
AMBAC- American Municipal Bond Assurance Corporation
ASSET-GTY- Asset Guaranty
CP- Certificate of Participation
FGIC- Federal Guarantee Insurance Corporation
FSA-Financial Security Assurance
GO - General Obligation
IBC- Insured Bond Certificate
MBIA- Municipal Bond Insurance Association



(See Notes which are an integral part of the Financial Statements

Fifth Third Funds
Statements of Assets and Liabilities
January 31, 1999
(Amounts in thousands except per share amounts)
(Unaudited)
--------------------------------------------------------------------------------

                                                     Quality    Equity
                                                     Growth     Income    Cardinal   Pinnacle   Balanced   Mid Cap
                                                      Fund       Fund       Fund       Fund       Fund       Fund
                                                     ------     ------    --------   --------   --------  ---------
Assets:
Investments, at value (cost $433,539; $121,001;
  $135,778; $50,068; $190,156 and $234,607,
  respectively)                                    $684,521    $170,004   $286,433   $ 70,744   $238,342   $278,146
Repurchase agreements (cost $9,689; $627; $0;
  $5,527; $2,885; and $3,944, respectively)           9,689         627          -      5,527      2,885      3,944
                                                   --------    --------   --------   --------   --------   --------
  Total Investments                                 694,210     170,631    286,433     76,271    241,227    282,090
Cash                                                      -           2          -          -          -          -
Interest and dividends receivable                       373         355        131         52      1,130         14
Receivable for investments sold                      14,476           -      4,921          -      2,855          -
Receivable for Fund shares sold                         188         139         70      1,030        194         40
Deferred organization costs                               -           6          -          -          -          -
                                                   --------    --------   --------   --------   --------   --------
  Total Assets                                      709,247     171,133    291,555     77,353    245,406    282,144
                                                   --------    --------   --------   --------   --------   --------
Liabilities:
Payable to Custodian                                      -           -      2,153          -          -         25
Payable for investments purchased                         -           -          -      3,439      1,007          -
Payable for Fund shares redeemed                         70          13        262          8        358         66
Payable for return of collateral received for
  securities on loan                                 46,409       5,671          -      1,087     22,079     51,874
Accrued expenses and other payables:
  Investment advisory fees                              435         113        145         45        149        160
  Administration fees                                     9           2          7          2          3          3
  Distribution services - Investment A shares            20           3         56          4         15          7
  Distribution services - Investment C shares             4           1          -          2          2          1
  Shareholder servicing - Investment C shares             2           -          -          1          1          -
  Accounting and transfer agent fees                      7           8         15          7         17          6
  Custodian fees                                          1           2          8          4          4          4
  Organization costs                                      -           -          -          -          2          -
  Other                                                  27          35        110         51         88         29
                                                   --------    --------   --------   --------   --------   --------
  Total Liabilities                                  46,984       5,848      2,756      4,650     23,725     52,175
                                                   --------    --------   --------   --------   --------   --------
Net Assets:
Paid-in-capital                                     399,431     113,160    117,637     52,198    167,434    181,344
Accumulated undistributed net investment
  income (loss)                                        (327)         33       (208)       (98)        92       (352)
Accumulated undistributed net realized
  gain (loss) on investments and foreign
  currency transactions                              12,177       3,089     20,715        (73)     5,969      5,438
Net unrealized appreciation from investments        250,982      49,003    150,655     20,676     48,186     43,539
                                                   --------    --------   --------   --------   --------   --------
  Total Net Assets                                 $662,263    $165,285   $288,799   $ 72,703   $221,681   $229,969
                                                   ========    ========   ========   ========   ========   ========

Net Assets
  Institutional shares                             $555,239    $147,677   $ 19,431   $ 44,588   $142,194   $198,132
  Investment A shares                                98,171      16,216    269,077     23,455     73,805     30,954
  Investment C shares                                 8,853       1,392        291      4,660      5,682        883
                                                   --------    --------   --------   --------   --------   --------
  Total                                            $662,263    $165,285   $288,799   $ 72,703   $221,681   $229,969
                                                   ========    ========   ========   ========   ========   ========

Shares of beneficial interest outstanding
  Institutional shares                               24,933      10,003      1,035      1,201      8,847     12,997
  Investment A shares                                 4,414       1,099     14,532        632      4,594      2,034
  Investment C shares                                   403          94         31        126        354         59
                                                   --------    --------   --------   --------   --------   --------
  Total                                              29,750      11,196     15,598      1,959     13,795     15,090
                                                   ========    ========   ========   ========   ========   ========
Net asset value
  Institutional shares                             $  22.27    $  14.76   $  18.47   $  37.13   $  16.07   $  15.25
                                                   ========    ========   ========   ========   ========   ========
  Investment A shares-redemption price per share   $  22.24    $  14.76   $  18.52   $  37.10   $  16.07   $  15.22
                                                   ========    ========   ========   ========   ========   ========
  Investment C shares-offering price per share*    $  21.97    $  14.76   $  18.41   $  36.91   $  16.06   $  14.96
                                                   ========    ========   ========   ========   ========   ========
Maximum Sales Charge-Investment A Shares               4.50%       4.50%      4.50%      4.50%      4.50%      4.50%
Maximum Offering Price
  (100%/(100%-Maximum Sales Charge)
  of net asset value adjusted to nearest cent)
  per share (Investment A Shares)                  $  23.29    $  15.46   $  19.39   $  38.85   $  16.83   $  15.94
                                                   ========    ========   ========   ========   ========   ========

*Redemption price per share varies by length of time shares are held. (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Assets and Liabilities
January 31, 1999
(Amounts in thousands except per share amounts)
(Unaudited)
--------------------------------------------------------------------------------

                                                                             Bond                   U.S.                   Ohio
                                                             International   Fund      Quality   Government    Municipal  Tax Free
                                                                 Equity       For       Bond     Securities      Bond       Bond
                                                                  Fund      Income      Fund       Fund          Fund       Fund
                                                               ---------    ------     -------    --------     --------   --------
Assets:
Investments, at value (cost $126,207; $266,340;
  $126,129; $50,511; $121,539; and $196,684,
  respectively)                                                 $154,499   $269,687   $127,387    $ 51,380      $124,957  $206,514
Repurchase agreements (cost $11,705; $11,391;
  $13,981; $1,545; $0 and $0, respectively)                       11,705     11,391     13,981       1,545             -         -
                                                                --------   --------   --------    --------      --------  --------
  Total Investments                                              166,204    281,078    141,368      52,925       124,957   206,514
Cash                                                                   -          -          1           1             -         7
Foreign currency (cost $2,854)                                     2,854          -          -           -             -         -
Interest and dividends receivable                                    139      3,766      1,520         542         1,513     2,191
Receivable for investments sold                                    1,378      3,519      2,024           -             -         -
Receivable for Fund shares sold                                        2         70        138           -             -         -
Reclaim receivables                                                  197          -          -           -             -         -
Deferred organization costs                                            5          6          -           -             5         -
Other assets                                                           -          -         14          53             6       140
                                                                --------   --------   --------    --------      --------  --------
Total Assets                                                     170,779    288,439    145,065      53,521       126,481   208,852
                                                                --------   --------   --------    --------      --------  --------
Liabilities:
Payable to Custodian                                               3,495          4          -           -             -         -
Payable for investments purchased                                     62      4,028      2,035           -         2,708         -
Payable for Fund shares redeemed                                      43        266          -           2             -         -
Payable for return of collateral received for
  securities on loan                                                   -     23,955     20,937       4,228             -         -
Payable for variation margin in foreign
  currency contracts and futures                                     234          -          -           -             -         -
Accrued expenses and other payables:
  Investment advisory fees                                           143        121         56          20            58        97
  Administration fees                                                  4          5          1           -             1         2
  Distribution services - Investment A shares                          1         13          2           1             -         5
  Distribution services - Investment C shares                          -          -          -           -             -         1
  Accounting and transfer agent fees                                   8         18         12          19            13        22
  Custodian fees                                                       3          3          3           3             2         4
  Organization costs                                                   5          -          -           -             5         -
  Other                                                                5        234          -           -             -         -
                                                                --------   --------   --------    --------      --------  --------
  Total Liabilities                                                4,003     28,647     23,046       4,273         2,787       131
                                                                --------   --------   --------    --------      --------  --------
Net Assets:
Paid-in-capital                                                  141,219    256,649    120,624      49,343       119,378   198,508
Accumulated undistributed net investment
  income (loss)                                                   (7,398)        (1)        21          19             9       (63)
Accumulated undistributed net realized
  gain (loss) on investments and foreign
  currency transactions                                            4,800       (203)       116        (983)          889       446
Net unrealized appreciation from investments                      28,155      3,347      1,258         869         3,418     9,830
                                                                --------   --------   --------    --------      --------  --------
Total Net Assets                                                $166,776   $259,792   $122,019    $ 49,248      $123,694  $208,721
                                                                ========   ========   ========    ========      ========  ========
Net Assets
  Institutional shares                                          $161,118   $196,634   $111,520    $ 43,398      $123,424  $182,823
  Investment A shares                                              5,397     62,687      9,675       5,613           270    24,975
  Investment C shares                                                261        471        824         237             -       923
                                                                --------   --------   --------    --------      --------  --------
  Total                                                         $166,776   $259,792   $122,019    $ 49,248      $123,694  $208,721
                                                                ========   ========   ========    ========      ========  ========
Shares of beneficial interest outstanding
  Institutional shares                                            13,437     16,131     11,037       4,337         9,995    17,413
  Investment A shares                                                448      5,145        957         561            22     2,379
  Investment C shares                                                 22         39         82          24             -        88
                                                                --------   --------   --------    --------      --------  --------
  Total                                                           13,907     21,315     12,076       4,922        10,017    19,880
                                                                ========   ========   ========    ========      ========  ========
Net asset value
  Institutional shares                                          $  11.99   $  12.19   $  10.10    $  10.01      $  12.35  $  10.50
                                                                ========   ========   ========    ========      ========  ========
  Investment A shares-redemption price per share                $  12.05   $  12.18   $  10.10    $  10.01      $  12.36  $  10.50
                                                                ========   ========   ========    ========      ========  ========
  Investment C shares-offering price per share*                 $  11.99   $  12.19   $  10.09    $   9.97      $      -  $  10.49
                                                                ========   ========   ========    ========      ========  ========
Maximum Sales Charge-Investment A Shares                            4.50%      4.50%      4.50%       4.50%         4.50%     4.50%
Maximum Offering Price
  (100%/(100%-Maximum Sales Charge)
  of net asset value adjusted to nearest cent)
  per share (Investment A Shares)                               $  12.62   $  12.75   $  10.58   $   10.48      $  12.94  $  10.99
                                                                ========   ========   ========    ========      ========  ========

*Redemption price per share varies by length of time shares are held. (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Operations
For the six months ended January 31, 1999
(Amounts in thousands)
(Unaudited)

----------------------------------------------------------------------------------------------------------------------


                                                      Quality    Equity
                                                      Growth     Income  Cardinal   Pinnacle   Balanced   Mid Cap
                                                       Fund       Fund     Fund*      Fund       Fund      Fund
                                                     --------   -------   ------     -------   --------   -------
INVESTMENT INCOME:
Interest income                                      $    234   $   223  $     -     $    72    $ 1,585   $   107
Dividend income                                         2,322     2,032      939         183        812       621
Securities lending income                                  30         7        -           1         31        43
                                                     --------   -------  -------     -------   --------   -------
  Total Income                                          2,586     2,262      939         256      2,428       771
                                                     --------   -------  -------     -------   --------   -------
EXPENSES:
Investment advisory fees                                2,223       631      554         193        780       865
Administrative fees                                       498       142      165          43        175       194
Distribution services - Investment A Shares               135        27      212          18         85        50
Distribution services - Investment C Shares**              30         4        -           8         19         4
Shareholder servicing - Investment C Shares**              10         1        -           3          6         1
Accounting fees                                            74        23       32           9         32        32
Custodian fees                                             17        10       14          16         12        10
Trustees' fees                                              4         2        2           3          2         2
Transfer agent fees                                        27        14       19           9         10        21
Organization costs                                          -         1        -           -          -         -
Other fees                                                 74        38       56          67         48        43
                                                     --------   -------  -------     -------   --------   -------
      Total Expenses                                    3,092       893    1,054         369      1,169     1,222
                                                     --------   -------  -------     -------   --------   -------
      Less fees voluntarily reduced                      (179)      (75)     (31)        (15)       (95)      (99)
                                                     --------   -------  -------     -------   --------   -------
      Net Expenses                                      2,913       818    1,023         354      1,074     1,123
                                                     --------   -------  -------     -------   --------   -------
      Net Investment Income (Loss)                       (327)    1,444      (84)        (98)     1,354      (352)
                                                     --------   -------  -------     -------   --------   -------
Realized and Unrealized Gains (Losses) from
Investments and Foreign Currency Transactions:
Net realized gains (losses) from investments
  and foreign currency transactions                    12,178     4,803   25,599         (73)     5,980     5,438
Net change in unrealized appreciation
  from investments and assets and liabilities
  denominated in foreign currency                     103,221     3,592   43,177      10,240     23,190     6,239
                                                     --------   -------  -------     -------   --------   -------
Net realized and unrealized gains from
  investments and foreign currency
  transactions                                        115,399     8,395   68,776      10,167     29,170    11,677
                                                     --------   -------  -------     -------   --------   -------
Change in net assets resulting
  from operations                                    $115,072   $ 9,839  $68,692     $10,069    $30,524   $11,325
                                                     ========   =======  =======     =======   ========   =======

* Reflects operations for the period from October 1, 1998 through January 31, 1999.
**The Cardinal Fund Investment C Shares commenced operations on
  October 22, 1998.
(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Operations
For the six months ended January 31, 1999
(Amounts in thousands)
(Unaudited)
--------------------------------------------------------------------------------


                                                                              Bond                     U.S.                 Ohio
                                                               International  Fund       Quality       Govt.   Municipal  Tax Free
                                                                   Equity      For         Bond     Securities    Bond      Bond
                                                                    Fund     Income        Fund        Fund       Fund      Fund
                                                                  --------  --------     --------    --------   --------  --------
INVESTMENT INCOME:
Interest income                                                   $    449   $ 6,863      $ 3,164     $ 1,275    $ 2,784   $ 4,495
Dividend income                                                        400       215            -           -          -       104
Securities lending income                                                -        40           29           2          -         -
                                                                  --------  --------     --------    --------   --------  --------
  Total Income                                                         849     7,118        3,193       1,277      2,784     4,599
                                                                  --------  --------     --------    --------   --------  --------
EXPENSES:
Investment advisory fees                                               789       686          322         129        336       552
Administrative fees                                                    142       224          105          42        109       180
Distribution services - Investment A Shares                             88        82           19           9          9        42
Distribution services - Investment C Shares                              3         1            2           1          -         3
Shareholder servicing - Investment C Shares                              -         -            1           -          -         1
Accounting fees                                                         58        32           23          15         26        42
Custodian fees                                                          26         9            6           4          5        10
Trustees' fees                                                           4         2            2           2          2         2
Transfer agent fees                                                     35        15           12           7         13        22
Organization costs                                                       5         1            1           1          5         -
Other fees                                                              94        39           27          20         25        46
                                                                  --------  --------     --------    --------   --------  --------
      Total Expenses                                                 1,244     1,091          520         230        530       900
                                                                  --------  --------     --------    --------   --------  --------
      Less fees voluntarily reduced                                    (62)      (84)         (67)        (46)       (69)     (257)
                                                                  --------  --------     --------    --------   --------  --------
      Net Expenses                                                   1,182     1,007          453         184        461       643
                                                                  --------  --------     --------    --------   --------  --------
      Net Investment Income (Loss)                                    (333)    6,111        2,740       1,093      2,323     3,956
                                                                  --------  --------     --------    --------   --------  --------
Realized and Unrealized Gains (Losses) from
Investments and Foreign Currency Transactions:
Net realized gains from investments and
  foreign currency transactions                                      4,597     2,333        1,994         384      1,487       549
Net change in unrealized appreciation
  (depreciation) from investments and
  investments and assets and liabilities
  denominated in foreign currencies                                 (7,489)    2,152          798         458      1,620     4,768
                                                                  --------  --------     --------    --------   --------  --------
Net realized and unrealized gains  (losses)
  and foreign currency                                              (2,892)    4,485        2,792         842      3,107     5,317
                                                                  --------  --------     --------    --------   --------  --------
  Change in net assets resulting
  from operations                                                 $ (3,225)  $10,596      $ 5,532     $ 1,935    $ 5,430   $ 9,273
                                                                  ========  ========     ========    ========   ========  ========

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Changes in Net Assets
(Amounts in thousands)
--------------------------------------------------------------------------------

                                            Quality Growth Fund              Equity Income Fund               Cardinal Fund
                                       -----------------------------   ------------------------------  -----------------------------
                                         Six months                      Six months                       Period
                                           Ended           Year            Ended            Year           Ended          Year
                                       Jan. 31, 1999       Ended       Jan. 31, 1999        Ended      Jan. 31, 1999      Ended
                                        (Unaudited)    July 31, 1998    (Unaudited)     July 31, 1998   (Unaudited)*  Sept. 30, 1998
                                       -------------   -------------   -------------    -------------  -------------  --------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)             $    (327)       $    434       $   1,444        $  2,352       $     (84)        $  2,350
Net realized gains from investment
  transactions                              12,178          59,514           4,803          15,497          25,599           22,115
Net change in unrealized appreciation
  (depreciation) on investments            103,221           4,293           3,592           5,045          43,177          (13,872)
                                       ------------    -------------   -------------    -------------  -------------  --------------
  Change in net assets resulting from
  operations                               115,072          64,241           9,839          22,894          68,692           10,593
                                       ------------    -------------   -------------    -------------  -------------  --------------
Distributions to Institutional
Shareholders:**
  From net investment income                     -               -          (1,374)              -             (14)            (271)
  In excess of net investment income             -               -               -               -               -              (65)
  From net realized gains from
  investment transactions                  (44,404)              -         (13,249)              -            (695)          (3,387)
Distributions to Investment A
Shareholders:
  From net investment income                     -            (469)           (109)         (2,377)            (91)          (2,265)
  In excess of net investment income             -             (98)              -               -               -             (543)
  From net realized gains from
  investment transactions                   (7,704)        (33,264)         (1,262)        (12,092)         (8,141)         (31,312)
Distributions to Investment C
Shareholders:***
  From net investment income                     -               -              (7)             (5)              -                -
  From net realized gains from
  investment transactions                     (747)           (424)           (108)            (29)             (2)               -
                                       ------------    -------------   -------------    -------------  -------------  --------------
  Change in net assets from
  shareholder distributions                (52,855)        (34,255)        (16,109)        (14,503)         (8,943)         (37,843)
                                       ------------    -------------   -------------    -------------  -------------  --------------
Fund Share (Principal) Transactions:
Proceeds from shares issued                505,790         155,883         154,415          22,229           5,063           19,985
Dividends reinvested                        30,076          33,981          14,773          12,237           8,410           35,482
Cost of shares redeemed                   (464,245)        (94,255)       (149,005)        (11,901)        (42,868)         (64,561)
                                       ------------    -------------   -------------    -------------  -------------  --------------
  Change in net assets from
  capital transactions                      71,621          95,609          20,183          22,565         (29,395)          (9,094)
                                       ------------    -------------   -------------    -------------  -------------  --------------
  Change in net assets                     133,838         125,595          13,913          30,956          30,354          (36,344)
Net Assets:
Beginning of period                        528,425         402,830         151,372         120,416         258,445          294,789
                                       ------------    -------------   -------------    -------------  -------------  --------------
End of period                            $ 662,263        $528,425       $ 165,285        $151,372       $ 288,799         $258,445
                                       ============    =============   =============    =============  =============  ==============

* Reflects operations for the period from October 1, 1998 through January 31, 1999.

**  Institutional Shares commenced operations on August 11, 1998.

*** The Cardinal Fund Investment C Shares commenced operations on October 22,
    1998.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Changes in Net Assets
(Amounts in thousands)

-----------------------------------------------------------------------------------------------------------------------------------

                                                Pinnacle Fund                 Balanced Fund                     Mid Cap Fund
                                        -----------------------------  -----------------------------   ----------------------------
                                          Six months                     Six months                      Six months
                                            Ended           Year           Ended           Year            Ended          Year
                                        Jan. 31, 1999       Ended      Jan. 31, 1999       Ended       Jan. 31, 1999      Ended
                                         (Unaudited)    July 31, 1998*  (Unaudited)    July 31, 1998    (Unaudited)   July 31, 1998
                                        -------------   -------------  -------------   -------------   -------------  -------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)             $     (98)       $    (20)      $   1,354        $  2,786       $    (352)        $   (409)
Net realized gains (losses) from
  investment transactions                      (73)          1,357           5,980          13,331           5,438           29,257
Net change in unrealized appreciation
  (depreciation) on investments             10,240           2,924          23,190          (4,158)          6,239          (19,322)
                                        -------------   -------------  -------------   -------------   -------------  -------------
  Change in net assets resulting from
  operations                                10,069           4,261          30,524          11,959          11,325            9,526
                                        -------------   -------------  -------------   -------------   -------------  -------------
Distributions to Institutional
Shareholders:**
  From net investment income                     -               -          (1,111)              -               -                -
  From net realized gains from
  investment transactions                     (657)              -          (6,302)              -         (17,251)               -
Distributions to Investment A
Shareholders:
  From net investment income                     -               -            (366)         (2,794)              -                -
  From net realized gains from
  investment transactions                     (267)           (389)         (3,196)        (11,108)         (2,814)         (19,805)
Distributions to Investment C
Shareholders:
  From net investment income                     -               -             (32)            (31)              -                -
  From net realized gains from
  investment transactions                      (43)              -            (246)           (183)            (89)             (77)
                                        -------------   -------------  -------------   -------------   -------------  -------------
  Change in net assets from
  shareholder distributions                   (967)           (389)        (11,253)        (14,116)        (20,154)         (19,882)
                                        -------------   -------------  -------------   -------------   -------------  -------------
Fund Share (Principal) Transactions:
Proceeds from shares issued                 58,381          12,728         156,483          67,400         204,915           50,559
Dividends reinvested                           857             372          11,121          13,909          20,149           19,882
Cost of shares redeemed                    (32,108)         (2,773)       (143,167)        (25,100)       (204,862)         (27,993)
                                        -------------   -------------  -------------   -------------   -------------  -------------
  Change in net assets from
  capital transactions                      27,130          10,327          24,437          56,209          20,202           42,448
                                        -------------   -------------  -------------   -------------   -------------  -------------
  Change in net assets                      36,232          14,199          43,708          54,052          11,373           32,092
Net Assets:
Beginning of period                         36,471          22,272         177,973         123,921         218,596          186,504
                                        -------------   -------------  -------------   -------------   -------------  -------------
End of period                            $  72,703        $ 36,471       $ 221,681        $177,973       $ 229,969         $218,596
                                        =============   =============  =============   =============   =============  =============

* Reflects period of operations from January 1, 1998 through July 31, 1998, which includes operations of the Fifth Third Pinnacle Fund's predecessor fund, the Pinnacle Fund.

** Institutional Shares commenced operations on August 11, 1998

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Changes in Net Assets
(Amounts in thousands)
-------------------------------------------------------------------------------

                                    International Equity Fund           Bond Fund For Income               Quality Bond Fund
                                   -----------------------------   -------------------------------    -----------------------------

                                     Six months                      Six months                         Six months
                                       Ended            Year           Ended              Year            Ended            Year
                                   Jan. 31, 1999       Ended       Jan. 31, 1999         Ended        Jan. 31, 1999       Ended
                                    (Unaudited)    July 31, 1998    (Unaudited)      July 31, 1998     (Unaudited)    July 31, 1998
                                   -------------   -------------   -------------     -------------    -------------   -------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)         $    (333)       $    967       $   6,111           $  9,445       $   2,740        $  5,451
Net realized gains from
  investment transactions                4,597           1,150           2,333              2,652           1,994           2,228
Net change in unrealized
  appreciation (depreciation)
  on investments                        (7,489)         15,840           2,152             (1,872)            798          (1,186)
                                   -------------   -------------   -------------     -------------    -------------   -------------
  Change in net assets resulting
  from operations                       (3,225)         17,957          10,596             10,225           5,532           6,493
                                   -------------   -------------   -------------     -------------    -------------   -------------
Distributions to Institutional
Shareholders:*
  From net investment income            (3,098)              -          (5,338)                 -          (2,548)              -
  From net realized gains from
  investment transactions                 (836)              -          (3,333)                 -          (1,135)              -
Distributions to Investment A
Shareholders:
  From net investment income               (97)         (7,328)           (777)            (9,598)           (205)         (5,493)
  From net realized gains from
  investment transactions                  (41)         (3,565)         (1,215)              (688)            (97)              -
Distributions to Investment C
Shareholders:
  From net investment income                (3)            (12)             (8)                (6)            (10)            (11)
  From net realized gains from
  investment transactions                   (1)             (6)             (7)                (1)             (6)              -
                                   -------------   -------------   -------------     -------------    -------------   -------------
  Change in net assets from
  shareholder distributions             (4,076)        (10,911)        (10,678)           (10,293)         (4,001)         (5,504)
                                   -------------   -------------   -------------     -------------    -------------   -------------
Fund Share (Principal) Transactions:
Proceeds from shares issued            162,384          17,767         310,959             47,089         126,291          29,415
Dividends reinvested                     2,980           8,420           2,304                942           2,247           3,177
Cost of shares redeemed               (154,875)        (21,583)       (241,690)           (16,776)       (116,243)        (17,380)
                                   -------------   -------------   -------------     -------------    -------------   -------------
  Change in net assets from
  capital transactions                  10,489           4,604          71,573             31,255          12,295          15,212
                                   -------------   -------------   -------------     -------------    -------------   -------------
  Change in net assets                   3,188          11,650          71,491             31,187          13,826          16,201
Net Assets:
Beginning of period                    163,588         151,938         188,301            157,114         108,193          91,992
                                   -------------   -------------   -------------     -------------    -------------   -------------
End of period                        $ 166,776        $163,588       $ 259,792           $188,301       $ 122,019        $108,193
                                   =============   =============   =============     =============    =============   =============


* Institutional Shares commenced operations on August 11, 1998.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Changes in Net Assets
(Amounts in thousands)
--------------------------------------------------------------------------------

                                            U.S. Government
                                            Securities Fund              Municipal Bond Fund          Ohio Tax Free Bond Fund
                                     ------------------------------   ----------------------------   -----------------------------
                                       Six months                       Six months                    Six months
                                         Ended             Year           Ended           Year           Ended            Year
                                     Jan. 31, 1999        Ended       Jan. 31, 1999      Ended       Jan. 31, 1999       Ended
                                      (Unaudited)     July 31, 1998    (Unaudited)   July 31, 1998    (Unaudited)    July 31, 1998
                                     -------------    -------------   -------------  -------------   -------------   -------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income                  $   1,093        $   2,201       $   2,323     $   4,401       $   3,956       $   7,296
Net realized gains from
  investment transactions                    384              359           1,487         1,788             549           1,120
Net change in unrealized
  appreciation (depreciation)
  on investments                             458              (51)          1,620        (1,726)          4,768            (935)
                                     -------------    -------------   -------------  -------------   -------------   -------------
  Change in net assets resulting
  from operations                          1,935            2,509           5,430         4,463           9,273           7,481
                                     -------------    -------------   -------------  -------------   -------------   -------------
Distributions to Institutional
Shareholders:*
  From net investment income              (1,024)               -          (2,320)            -          (3,560)              -
  From net realized gains from
  investment transactions                      -                -          (2,095)            -          (1,047)              -
Distributions to Investment A
Shareholders:
  From net investment income                (122)          (2,189)             (4)       (4,470)           (448)         (7,297)
  In excess of net investment
  income                                       -                -               -           (12)              -              (2)
  From net realized gains from
  investment transactions                      -                -              (4)         (780)           (144)           (664)
Distributions to Investment C
Shareholders:
  From net investment income                  (4)              (3)              -             -             (12)            (14)
  From net realized gains from
  investment transactions                      -                -               -             -              (4)             (2)
                                     -------------    -------------   -------------  -------------   -------------   -------------
  Change in net assets from
  shareholder distributions               (1,150)          (2,192)         (4,423)       (5,262)         (5,215)         (7,979)
                                     -------------    -------------   -------------  -------------   -------------   -------------
Fund Share (Principal) Transactions:
Proceeds from shares issued               47,120            7,520         124,271        33,225         191,745          42,650
Dividends reinvested                         557            1,061           2,105           792           1,703           1,647
Cost of shares redeemed                  (40,882)          (9,720)       (121,022)      (17,512)       (178,335)        (23,297)
                                     -------------    -------------   -------------  -------------   -------------   -------------
  Change in net assets from
  capital transactions                     6,795           (1,139)          5,354        16,505          15,113          21,000
                                     -------------    -------------   -------------  -------------   -------------   -------------
  Change in net assets                     7,580             (822)          6,361        15,706          19,171          20,502
Net Assets:
Beginning of period                       41,668           42,490         117,333       101,627         189,550         169,048
                                     -------------    -------------   -------------  -------------   -------------   -------------
End of period                          $  49,248         $ 41,668       $ 123,694      $117,333       $ 208,721        $189,550
                                     =============    =============   =============  =============   =============   =============

* Institutional Shares commenced operations on August 11, 1998

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Cash Flow
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                                        MID CAP FUND                   QUALITY BOND FUND
                                                              --------------------------------    ------------------------------
                                                                Six Months                         Six Months
                                                                  Ended              Year             Ended            Year
                                                              Jan. 31, 1999          Ended        Jan. 31, 1999        Ended
                                                               (Unaudited)       July 31, 1998     (Unaudited)     July 31, 1998
                                                              ------------       -------------    ------------     -------------
Cash Flows from Operating Activities:
  Total investment income                                     $        771       $       1,773    $      3,193     $       6,192
  Net expenses                                                      (1,123)             (2.182)           (453)             (741)
                                                              ------------       -------------    ------------     -------------
     Net investment income (loss)                                     (352)               (409)          2,740             5,451
                                                              ------------       -------------    ------------     -------------
Adjustments to reconcile net investment income to net cash
  provided (used) by operating activities:
  Amortization of discount/premium                                       -                   -             101                73
  Change in interest and dividends receivable                           36                  (3)            (53)             (206)
  Change in accrued expenses, other payables, prepaid
  expenses, and other assets                                             -                  11              (7)              (15)
                                                              ------------       -------------    ------------     -------------
     Total adjustments                                                  36                   8              41              (148)
                                                              ------------       -------------    ------------     -------------
       Net cash provided (used) by operating activities               (316)               (401)          2,781             5,303
Cash Flows from Investing Activities:
  Proceeds from sales of investments                               613,552           1,744,002       1,989,388         3,013,994
  Purchases of investments                                        (613,432)         (1,766,067)     (2,000,321)       (3,029,012)
  Net purchases of short-term investments with cash received
  as collateral from securities lending                             51,874             (63,660)         20,937            (2,049)
                                                              ------------       -------------    ------------     -------------
     Net cash provided (used) by investing activities               51,994             (85,725)         10,004           (17,067)
Cash Flows from Financing Activities:
  Proceeds from shares issued                                      184,829              50,468         125,473            29,406
  Cost of shares redeemed                                         (204,802)            (27,996)       (116,263)          (17,363)
  Distributions paid to shareholders                                    (6)            (19,882)         (3,306)           (5,504)
  Dividends reinvested                                              20,149              19,882           2,247             3,177
  Net collateral received from securities lending                  (51,874)             63,660         (20,937)            2,049
                                                              ------------       -------------    ------------     -------------
     Net cash provided (used) by financing activities              (51,704)             86,132         (12,786)           11,765
Net increase (decrease) in cash                                        (26)                  6              (1)                1
Cash at beginning of period                                              1                  (5)              1                 -
                                                              ------------       -------------    ------------     -------------
Cash at end of period                                         $        (25)        $        (1)  $           -    $            1
                                                              ============       =============    ============     =============

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Notes to Financial Statements
January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

(1) Organization

Fifth Third Funds, formerly known as the Fountain Square Funds (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At January 31, 1999 the Trust consisted of sixteen separate investment portfolios.

The accompanying financial statements relate only to the following Funds:

Portfolio Name
---------------------------------------------------------------------------
Fifth Third Quality Growth Fund ("Quality Growth Fund")
Fifth Third Equity Income Fund ("Equity Income Fund")
Fifth Third Cardinal Fund
Fifth Third Pinnacle Fund ("Pinnacle Fund")
Fifth Third Balanced Fund ("Balanced Fund")
Fifth Third Mid Cap Fund ("Mid Cap Fund")
Fifth Third International Equity Fund ("International Equity Fund")
Fifth Third Bond Fund For Income ("Bond Fund For Income")
Fifth Third Quality Bond Fund ("Quality Bond Fund")
Fifth Third U.S. Government Securities Fund ("Government Securities Fund") Fifth Third Municipal Bond Fund ("Municipal Bond Fund")
Fifth Third Ohio Tax Free Bond Fund ("Ohio Tax Free Fund")

The Funds each issue three classes of shares: Institutional, Investment A Shares and Investment C Shares. The Investment A Shares are subject to initial sales charges imposed at the time of purchase, in accordance with the Fund's prospectus. Certain redemptions of Investment C Shares made within one year of purchase are subject to contingent deferred sales charges in accordance with the Fund's prospectus. Each class of shares for each Fund has identical rights and privileges except with respect to Administrative Services fees paid by Investment C Shares, 12b-1 fees paid by Investment A Shares and Investment C Shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. The Institutional Shares were first offered for sale to the public on September 21, 1998. As of January 8, 1998, all Investment C Shares of Municipal Bond Fund were redeemed. Municipal Bond Fund Investment C Shares continue to be open for investment with an offering price equal to Municipal Bond Fund Investment A Shares, however, as of January 31, 1999, there were no shareholders of the Municipal Bond Fund Investment C Shares.

(2) Reorganizations

The Trust entered an Agreement and Plan of Reorganization with the Pinnacle Fund pursuant to which all of the assets and liabilities of the Pinnacle Fund were transferred to a new portfolio of the Trust (the Fifth Third Pinnacle Fund). The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was approved by shareholders of the Pinnacle Fund at a special shareholder meeting held on February 27, 1998 and consummated on March 6, 1998. Immediately before and after the reorganization the Pinnacle Fund and the Fifth Third Pinnacle Fund, respectively, had shares outstanding of 809, Net Assets of $24,714, Net Asset Value of 30.56, and Unrealized Appreciation of $9,452 (amounts in thousands except Net Asset Value).

The Trust entered into an Agreement and Plan of Reorganization and Liquidation with The Cardinal Group pursuant to which all of the assets and liabilities of each Cardinal Group Portfolio were transferred to a portfolio of the Trust in exchange for shares of the corresponding portfolio of the Trust. The Cardinal Government Obligations Fund transferred its assets and liabilities to the Bond Fund For Income. The Cardinal Balanced Fund transferred its assets and liabilities to the Balanced Fund. The

Fifth Third Funds
Notes to Financial Statements (continued)
January 31, 1999
--------------------------------------------------------------------------------

Cardinal Aggressive Growth Fund transferred its assets and liabilities to the Mid Cap Fund. The Cardinal Fund transferred its assets and liabilities to the Fifth Third Cardinal Fund. The reorganization, which qualified as a tax-free exchange for federal income purposes, was approved by shareholders of The Cardinal Group at a special shareholder meeting held on July 24, 1998 and consummated on September 21, 1998. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization for the Bond Fund For Income, the Balanced Fund, the Mid Cap Fund and the Fifth Third Cardinal Fund:

                                                                                After
                                                Before Reorganization       Reorganization
                                             ---------------------------   ----------------
                                              Cardinal
                                             Government     Fifth Third       Fifth Third
                                             Obligations     Bond Fund         Bond Fund
                                                 Fund        For Income        For Income
                                             ---------------------------   ----------------
     Shares (000)                              10,758           11,894            22,652
     Net Assets (000)                         $88,802         $193,229          $282,031
     Net Asset Value                            $8.25           $12.45            $12.45
     Unrealized Appreciation (000)             $1,412           $5,310            $6,722
                                                                                  After
                                                Before Reorganization         Reorganization
                                             ---------------------------   ----------------
                                               Cardinal     Fifth Third      Fifth Third
                                                 Fund          Fund              Fund
                                             ---------------------------   ----------------
     Shares (000)                               1,282           11,901            13,183
     Net Assets (000)                         $15,632         $171,175          $186,807
     Net Asset Value                           $12.19           $14.17            $14.17
     Unrealized Appreciation (000)             $3,071          $17,117           $20,188
                                                                                After
                                                Before Reorganization       Reorganization
                                             ---------------------------   ----------------
                                               Cardinal
                                              Aggressive    Fifth Third       Fifth Third
                                                Growth        Mid Cap           Mid Cap
                                                 Fund          Fund              Fund
                                             ---------------------------   ----------------
     Shares (000)                                 833           13,387            14,220
     Net Assets (000)                          $9,980         $198,539          $208,519
     Net Asset Value                           $11.99           $14.66            $14.66
     Unrealized Appreciation (000)             $3,054          $19,575           $22,629
                                                                                After
                                                Before Reorganization       Reorganization
                                             ---------------------------   ----------------
                                                            Fifth Third       Fifth Third
                                               Cardinal      Cardinal          Cardinal
                                                 Fund          Fund              Fund
                                             ---------------------------   ----------------
     Shares (000)                              17,572                0            17,572
     Net Assets (000)                        $263,745               $0          $263,745
     Net Asset Value                           $15.01               $0            $15.01
     Unrealized Appreciation (000)           $113,875               $0          $113,875

(3) Special Meeting of Shareholders

A Special Meeting of Shareholders of the Cardinal Group was held on July 24, 1998. At the meeting, shareholders voted on the approval of the Agreement and Plan of Reorganization and Liquidation by and between Fifth Third Funds, Fifth Third Bank, The Cardinal Group and Cardinal Management Corp. ("CMC"). The results of the votes to merge the Cardinal Government Obligations Fund with the Bond

Fifth Third Funds
Notes to Financial Statements (continued)
January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Fund For Income Fund, the Cardinal Balanced Fund with the Balanced Fund, the Cardinal Aggressive Growth Fund with the Mid Cap Fund and the Cardinal Fund with the Fifth Third Cardinal Fund by shareholders were as follows:

     FUND                               FOR        AGAINST  ABSTAIN
     ----                               ---        -------  -------
     Bond Fund For Income               8,336,484  453,169  557,747
     Balanced Fund                      1,070,104  87,058   56,097
     Mid Cap                            660,500    11,062   13,789
     Cardinal Fund                      12,244,223 761,523  624,612

(4) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Securities Valuations--Investments in equity securities generally are determined on the basis of market price. Bonds and other fixed income securities are generally valued at market prices by using an independent pricing service.

B. Repurchase Agreements--The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's Advisor to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). It is the policy of the Funds to require the custodian or sub-custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. Securities Transactions and Related Income--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

D. Foreign Currency Translation--The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities

Fifth Third Funds
Notes to Financial Statements (continued)
January 31, 1999
--------------------------------------------------------------------------------

transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the currency exchange rates.

E. Forward Currency Contracts--The International Equity Fund may enter into a forward currency contract ("forward"), which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

At January 31, 1999, the International Equity Fund had outstanding forward foreign currency exchange contracts as set forth below (amounts in thousands except unrealized appreciation (depreciation)).

                                    Contract                        Unrealized
Delivery                             Amount      Contract Value    Appreciation
  Date                          (Local Currency)   U.S. Dollar    (Depreciation)
--------------------------------------------------------------------------------
British Sterling Pounds
Long Contracts
2/12/99                                932           $1,542         $(10,627)
Short Contracts
2/12/99                                259              429            3,627

Euro
Long Contracts
3/11/99                              2,213            2,574          (52,040)
Short Contracts
3/11/99                                997            1,170           33,654

French Franc
Long Contracts
2/4/99                               2,309              405           (4,776)

Japanese Yen
Long Contracts
2/1/99                               5,163               45             (918)
2/4/99                             356,530            3,107          (39,791)
2/8/99                             349,117            3,027          (23,268)
2/26/99                             77,852              674           (3,542)
3/10/99                            105,187              913           (5,037)
3/17/99                            379,270            3,298          (22,171)
Short Contracts
2/4/99                             356,530            3,044          (23,110)
2/8/99                             349,117            3,022           17,829
2/26/99                             77,852              652          (19,232)
3/10/99                             60,941              516           (9,359)

Fifth Third Funds
Notes to Financial Statements (continued)
January 31, 1999
--------------------------------------------------------------------------------

                                    Contract                        Unrealized
   Delivery                          Amount     Contract Value     Appreciation
     Date                       (Local Currency)  U.S. Dollar     (Depreciation)
--------------------------------------------------------------------------------

Singapore Dollar
Long Contracts
3/3/99                                 992           $  606       $(17,883)
3/8/99                               1,037              634        (18,821)
4/7/99                                 877              537        (15,725)
Short Contracts
2/2/99                               1,718            1,020          5,423
2/4/99                                 504              298            186
3/3/99                                 992              607         19,033
3/8/99                               1,037              635         20,186
4/7/99                                 877              538         16,888

Spanish Peseta
Long Contracts
2/12/99                             55,751              398        (16,916)
Short Contracts
2/12/99                            194,876            1,373         41,965

US Dollar
Long Contracts
2/2/99                               1,020            1,020              -
2/4/99                                 298              298              -
3/31/99                              1,170            1,170              -
Short Contracts
2/1/99                                  45               45              -
3/11/99                              2,574            2,574              -
3/17/99                              3,298            3,298              -

F. Foreign Currency Commitments--The International Equity Fund may enter into foreign currency commitments for the delayed delivery of securities of foreign currency exchange transactions. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and form unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

G. Option Contracts--The Funds may write or purchase option contracts with the exception of the Pinnacle Fund, the Municipal Bond Fund and the Ohio Tax Free Bond Fund. A written option obligates the Fund to deliver (a call), or to receive (a put), the contracted amount of securities upon exercise by the holder of the option. The value of the option contract is recorded as a liability, and unrealized gain or loss is measured by the difference between the current value and the premium received. The Fund had no written options outstanding at January 31, 1999.

H. When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date.

Fifth Third Funds
Notes to Financial Statements (continued)
January 31, 1999
--------------------------------------------------------------------------------

I. Dividends to Shareholders--Dividends from net investment income are declared and paid monthly for the Quality Growth Fund, the Equity Income Fund, the Bond Fund For Income, the Quality Bond Fund, the U.S. Government Securities Fund, the Municipal Bond Fund, and the Ohio Tax Free Bond Fund. Dividends from net investment income are declared and paid quarterly for the Fifth Third Cardinal Fund, the Mid Cap Fund, the Balanced Fund and the Pinnacle Fund. Dividends from net investment income are declared and paid annually for the International Equity Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses.

These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

J. Federal Taxes--It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gain sufficient to relieve it from all, or substantially all, federal income taxes.

K. Organizational Costs--The costs incurred by each Fund with respect to registration of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized using the straight-line method not to exceed a period of five years from each Fund's commencement date.

L. Lending Portfolio Securities--To generate additional income, the Funds, may lend up to one-third of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. Government Securities, Repurchase Agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or

Fifth Third Funds
Notes to Financial Statements (continued)
January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

the borrower at any time, and are, therefore, not considered to be illiquid investments. According to GAAP, a statement of cash flows is presented if the Fund lent out, on average, more than 10% of net assets during the year. Under this guideline, a statement of cash flows is presented for the Mid Cap Fund and the Quality Bond Fund. As of January 31, 1999, the following Funds had securities with the following market values on loan (Amounts in Thousands):

                                                         Market
                                              Market      Value
                                             Value of   of Loaned
                                            Collateral  Securities
                                            ----------------------

        Quality Growth Fund                   $46,409     $44,314
        Pinnacle Fund                          $1,087        $901
        Equity Income Fund                     $5,671      $5,579
        Balanced Fund                         $22,079     $21,343
        Mid Cap Fund                          $51,874     $50,836
        Bond Fund For Income                  $23,955     $23,471
        Quality Bond Fund                     $20,937     $20,446
        U.S. Government Securities Fund        $4,228      $4,125


The loaned securities were fully collateralized by cash, U.S. Government securities, short-term corporate notes and repurchase agreements as of January 31, 1999.

(5) Shares of Beneficial Interest

Transactions in Fund shares were as follows:

                                       Quality Growth Fund                  Equity Income Fund                 Cardinal Fund
                                ------------------------------     -------------------------------     -----------------------------
                                  Six months                         Six months                           Period
                                    ended                               ended                              ended
                                Jan. 31, 1999      Year ended      Jan. 31, 1999      Year ended       Jan. 31, 1999    Year ended
                                 (Unaudited)     July 31, 1998      (Unaudited)      July 31, 1998      (Unaudited)   Sept. 30, 1998
                                -------------    -------------     -------------     -------------     -------------  --------------
CAPITAL TRANSACTIONS:
Institutional Shares:*
  Shares issued                 $    494,524     $          -      $    146,624      $          -      $        217    $      4,380
  Dividends reinvested                21,625                -            13,288                 -               707           3,721
  Shares redeemed                    (24,218)               -           (11,304)                -           (12,060)         (6,893)
                                -------------    -------------     -------------     -------------     -------------  --------------
  Institutional Shares          $    491,931     $          -      $    148,608      $          -      $    (11,136)  $      (1,208)
                                -------------    -------------     -------------     -------------     -------------  --------------
Investment A Shares:
  Shares issued                 $     10,552     $    150,594      $      7,253      $     21,208      $      4,313   $      15,605
  Dividends reinvested                 7,704           33,557             1,370            12,203             7,699          31,761
  Shares redeemed                   (438,338)         (93,341)         (137,516)          (11,702)          (30,808)        (57,668)
                                -------------    -------------     -------------     -------------     -------------  --------------
  Investment A Shares            $  (420,082)    $     90,810      $   (128,893)     $     21,709      $    (18,796)  $     (10,302)
                                -------------    -------------     -------------     -------------     -------------  --------------
Investment C Shares:
  Shares issued                 $        714     $      5,289      $        538      $      1,021      $        533   $           -
  Dividends reinvested                   747              424               115                34                 4               -
  Shares redeemed                     (1,689)            (914)             (185)             (199)                -               -
                                -------------    -------------     -------------     -------------     -------------  --------------
  Investment C Shares           $       (228)    $      4,799      $        468      $        856      $        537   $           -
                                -------------    -------------     -------------     -------------     -------------  --------------
Total net increase from
 capital transactions            $    71,621     $     95,609      $     20,183      $     22,565      $    (29,395)  $      (9,094)
                                 ============    =============     =============     =============     =============  ==============

*Institutional Shares commenced operations on August 11, 1998.

Fifth Third Funds
Notes to Financial Statements (continued)
January 31, 1999 (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------
                                    Quality Growth Fund              Equity Income Fund                Cardinal Fund
                               ---------------------------      ---------------------------    ---------------------------
                                 Six months                       Six months                     Six months
                                   ended                            ended                          ended
                               Jan. 31, 1999   Year ended       Jan. 31, 1999    Year ended    Jan. 31, 1999    Year ended
                                (Unaudited)  July 31, 1998       (Unaudited)   July 31, 1998    (Unaudited)   Sept. 30, 1998
                               ------------  -------------      -------------  -------------   -------------  --------------
SHARE TRANSACTIONS:
Institutional Shares:*
  Shares issued                     25,055              --            9,863              --               13            261
  Dividends reinvested               1,102              --              891              --               42            242
  Shares redeemed                   (1,224)             --             (751)             --             (739)          (399)
                               ------------  -------------      -------------  ------------    -------------  -------------
  Institutional Shares              24,933              --           10,003              --             (684)           104
                               ------------  -------------      -------------  ------------    -------------  -------------
Investment A Shares:
  Shares issued                        533           7,816              485           1,375              257            961
  Dividends reinvested                 393           1,875               92             848              458          2,062
  Shares redeemed                  (22,178)         (4,806)          (9,259)           (776)          (1,851)        (3,449)
                               ------------  -------------      -------------  ------------    -------------  -------------
  Investment A Shares              (21,252)          4,885           (8,682)          1,447           (1,136)          (426)
                               ------------  -------------      -------------  ------------    -------------  -------------
Investment C Shares:**
  Shares issued                         36             275               35              67               31             --
  Dividends reinvested                  38              24                8               2               --             --
  Shares redeemed                      (87)            (47)             (12)            (12)              --             --
                               ------------  -------------      -------------  ------------    -------------  -------------
  Investment C Shares                  (13)            252               31              57               31             --
                               ------------  -------------      -------------  ------------    -------------  -------------
Total net increase from share
  transactions                       3,668           5,137            1,352           1,504           (1,789)          (322)
                               ============  =============      =============  ============    =============  =============

*Institutional Shares commenced operations on August 11, 1998.

                                      Pinnacle Fund                     Balanced Fund                   Mid Cap Fund
                               ---------------------------      ----------------------------   -----------------------------
                                 Six months                       Six months                     Six months
                                   ended                            ended                          ended
                               Jan. 31, 1999   Year ended       Jan. 31, 1999    Year ended    Jan. 31, 1999    Year ended
                                (Unaudited)  July 31, 1998*      (Unaudited)   July 31, 1998    (Unaudited)   July 31, 1998
                               ------------  -------------      -------------  -------------   -------------  --------------
CAPITAL TRANSACTIONS:
Institutional Shares:**
  Shares issued                $    39,111   $          --      $   132,728    $         --    $     195,513  $          --
  Dividends reinvested                 547              --            7,220              --           17,251             --
  Shares redeemed                   (1,362)             --          (11,850)             --          (10,619)            --
                               ------------  -------------      -------------  -------------   -------------  --------------
  Institutional Shares         $    38,296   $          --      $   128,098    $         --    $     202,145  $          --
                               ------------  -------------      -------------  -------------   -------------  --------------
Investment A Shares:
  Shares issued                $    15,824   $      11,774      $    22,764    $     63,734    $       9,294  $      49,749
  Dividends reinvested                 267             372            3,623          13,694            2,809         19,805
  Shares redeemed                  (30,480)         (2,732)        (130,457)        (24,887)        (193,934)       (27,793)
                               ------------  -------------      -------------  -------------   -------------  --------------
  Investment A Shares          $   (14,389)  $       9,414      $  (104,070)   $     52,541    $    (181,831) $      41,761
                               ------------  -------------      -------------  -------------   -------------  --------------
Investment C Shares:
  Shares issued                $     3,446   $         954      $       991    $      3,666    $         108  $         810
  Dividends reinvested                  43              --              278             215               89             77
  Shares redeemed                     (266)            (41)            (860)           (213)            (309)          (200)
                               ------------  -------------      -------------  -------------   -------------  --------------
  Investment C Shares          $     3,223   $         913      $       409    $      3,668    $        (112) $         687
                               ------------  -------------      -------------  -------------   -------------  --------------
Total net increase from capital
  transactions                 $    27,130   $      10,327      $    24,437    $     56,209    $      20,202  $      42,448
                               ============  =============      =============  =============   =============  ==============

 *Reflects period of operations from January 1, 1998 through July 31, 1998, which includes operations of the Fifth Third Pinnacle Fund's predecessor fund, the Pinnacle Fund.

**Institutional Shares commenced operations on August 11, 1998.

Fifth Third Funds
Notes to Financial Statements
January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                            Pinnacle Fund                   Balanced Fund                  Mid Cap Fund
                                   -------------------------------  -----------------------------  ----------------------------
                                    Six months                       Six months                      Six months
                                       ended                            ended                          ended
                                   Jan. 31, 1999      Year ended    Jan. 31, 1999    Year ended    Jan. 31, 1999   Year ended
                                    (Unaudited)     July 31, 1998*   (Unaudited)    July 31, 1998   (Unaudited)   July 31, 1998
                                   -------------    --------------  -------------   -------------  -------------  -------------
SHARE TRANSACTIONS:
  Institutional Shares:**
  Shares issued                            1,226                -           9,139              -          12,538            -
  Dividends reinvested                        17                -             487              -           1,172            -
  Shares redeemed                            (42)               -            (779)             -            (713)           -
                                   -------------    --------------  -------------   -------------  -------------  -------------
  Institutional Shares                     1,201                -           8,847              -          12,997            -
                                   -------------    --------------  -------------   -------------  -------------  -------------
Investment A Shares:
  Shares issued                              483               370          1,615           4,237            669          2,852
  Dividends reinvested                         8                12            244             960            191          1,234
  Shares redeemed                           (958)              (87)        (8,822)         (1,649)       (12,265)        (1,606)
                                   -------------    --------------  -------------   -------------  -------------  -------------
  Investment A Shares                       (467)              295         (6,963)          3,548        (11,405)         2,480
                                   -------------    --------------  -------------   -------------  -------------  -------------
Investment C Shares:
  Shares issued                              104                30             73             243              8             47
  Dividends reinvested                         1                -              19              15              6              5
  Shares redeemed                             (8)               (1)           (57)            (14)           (21)           (12)
                                   -------------    --------------  -------------   -------------  -------------  -------------
  Investment C Shares                         97                29             35             244             (7)            40
                                   -------------    --------------  -------------   -------------  -------------  -------------
Total net increase from share
  transactions                               831               324          1,919           3,792          1,585          2,520
                                   =============    ==============  =============   =============  =============  =============

* Reflects period of operations from January 1, 1998 through July 31, 1998, which includes operations of the Fifth Third Pinnacle Fund's predecessor fund, the Pinnacle Fund.
**Institutional Shares commenced operations on August 11, 1998.



                                  International Equity Fund             Bond Fund For Income                Quality Bond Fund
                                ------------------------------      -----------------------------     -----------------------------
                                  Six months                          Six months                       Six months
                                    ended                               ended                            ended
                                Jan. 31, 1999      Year ended       Jan. 31, 1999     Year ended      Jan. 31, 1999    Year ended
                                 (Unaudited)     July 31, 1998       (Unaudited)    July 31, 1998      (Unaudited)    July 31, 1998
                                -------------    -------------      -------------   -------------     -------------   -------------
CAPITAL TRANSACTIONS:
Institutional Shares:*
  Shares issued                 $     155,313    $          -       $     201,811   $          -      $     123,384   $          -
  Dividends reinvested                  2,874               -                 332              -              1,929              -
  Shares redeemed                      (4,224)              -             (11,186)             -            (14,659)             -
                                -------------    -------------      -------------   -------------     -------------   -------------

  Institutional Shares          $   153,963      $          -       $     190,957   $          -      $     110,654   $          -
                                -------------    -------------      -------------   -------------     -------------   -------------
Investment A Shares:
  Shares issued                 $       7,005    $      17,630      $     108,869   $      46,834     $       2,453   $      29,113
  Dividends reinvested                    102            8,402              1,957             936               302           3,166
  Shares redeemed                    (150,568)         (21,499)          (230,444)        (16,738)         (101,535)        (17,260)
                                -------------    -------------      -------------   -------------     -------------   -------------

  Investment A Shares           $    (143,461)   $       4,533      $    (119,618)  $      31,032     $     (98,780)  $      15,019
                                -------------    -------------      -------------   -------------     -------------   -------------
Investment C Shares:
  Shares issued                 $          66    $         137      $         279   $         255     $         454   $         302
  Dividends reinvested                      4               18                 15               6                16              11
  Shares redeemed                         (83)             (84)               (60)            (38)              (49)           (120)
                                -------------    -------------      -------------   -------------     -------------   -------------
  Investment C Shares           $         (13)   $          71      $         234   $         223     $         421   $         193
                                -------------    -------------      -------------   -------------     -------------   -------------
Total net increase from
  capital transactions          $      10,489    $       4,604      $      71,573   $      31,255     $      12,295   $      15,212
                                =============    =============      =============   =============     =============   =============

*Institutional Shares commenced operations on August 11, 1998.

Fifth Third Funds
Notes to Financial Statements (continued)
January 31, 1999
--------------------------------------------------------------------------------

                                    International Equity Fund           Bond Fund For Income               Quality Bond Fund
                                  -----------------------------     -----------------------------     -----------------------------
                                     Six months                        Six months                        Six months
                                       ended                            ended                             ended
                                   Jan. 31, 1999    Year ended      Jan. 31, 1999     Year ended      Jan. 31, 1999     Year ended
                                    (Unaudited)   July 31, 1998      (Unaudited)    July 31, 1998      (Unaudited)    July 31, 1998
                                  -------------   -------------     -------------   -------------     -------------   -------------
SHARE TRANSACTIONS:
  Institutional Shares:*
  Shares issued                          13,549               -            17,002               -            12,292               -
  Dividends reinvested                      242               -                27               -               191               -
  Shares redeemed                          (354)              -              (898)              -            (1,446)              -
                                  -------------   -------------     -------------   -------------     -------------   -------------
  Institutional Shares                   13,437               -            16,131               -            11,037               -
                                  -------------   -------------     -------------   -------------     -------------   -------------
Investment A Shares:
  Shares issued                             601           1,493             8,322           3,843               242           2,937
  Dividends reinvested                        8             798               160              77                30             320
  Shares redeemed                       (13,159)         (1,886)          (18,769)         (1,372)          (10,142)         (1,745)
                                  -------------   -------------     -------------   -------------     -------------   -------------
  Investment A Shares                   (12,550)            405           (10,287)          2,548            (9,870)          1,512
                                  -------------   -------------     -------------   -------------     -------------   -------------
Investment C Shares:
  Shares issued                               6              11                24              21                45              30
  Dividends reinvested                        -               2                 1               -                 2               1
  Shares redeemed                            (7)             (7)               (5)             (3)               (5)            (12)
                                  -------------   -------------     -------------   -------------     -------------   -------------
  Investment C Shares                        (1)              6                20              18                42              19
                                  -------------   -------------     -------------   -------------     -------------   -------------
Total net increase from
   share transactions                       886             411             5,864           2,566             1,209           1,531
                                  =============   =============     =============   =============     =============   =============

 *Institutional Shares commenced operations on August 11, 1998.

                                         U.S. Government                                                     Ohio Tax Free
                                         Securities Fund                 Municipal Bond Fund                   Bond Fund
                                  -----------------------------     -----------------------------     ---------------------------
                                    Six months                       Six months                        Six months
                                      ended                             ended                             ended
                                  Jan. 31, 1999    Year ended       Jan. 31, 1999    Year ended       Jan. 31, 1999     Year ended
                                   (Unaudited)    July 31, 1998      (Unaudited)    July 31, 1998      (Unaudited)    July 31, 1998
                                  -------------   -------------     -------------   -------------     -------------   -------------
CAPITAL TRANSACTIONS:
Institutional Shares:*
  Shares issued                   $      44,850   $           -     $     123,743   $           -     $     186,553   $           -
  Dividends reinvested                      431               -             2,097               -             1,095               -
  Shares redeemed                        (2,366)              -            (3,040)              -            (7,846)              -
                                  -------------   -------------     -------------   -------------     -------------   -------------
  Institutional Shares            $      42,915   $           -     $     122,800   $           -     $     179,802   $           -
                                  -------------   -------------     -------------   -------------     -------------   -------------
Investment A Shares:
  Shares issued                   $       2,123   $       7,450     $         528   $      33,225     $       4,865   $      42,242
  Dividends reinvested                      122           1,058                 8             792               592           1,632
  Shares redeemed                       (38,482)         (9,689)         (117,982)        (17,501)         (170,473)        (23,210)
                                  -------------   -------------     -------------   -------------     -------------   -------------
  Investment A Shares             $     (36,237)  $      (1,181)    $    (117,446)  $      16,516     $    (165,016)  $      20,664
                                  -------------   -------------     -------------   -------------     -------------   -------------
Investment C Shares:
  Shares issued                   $         147    $         70     $          -    $           -     $         327   $         408
  Dividends reinvested                        4               3                -                -                16              15
  Shares redeemed                           (34)            (31)               -              (11)              (16)            (87)
                                  -------------   -------------     -------------   -------------     -------------   -------------
  Investment C Shares             $         117   $          42     $           -   $         (11)    $         327   $         336
                                  -------------   -------------     -------------   -------------     -------------   -------------
Total net increase from
  capital transactions            $       6,795   $      (1,139)    $       5,354   $      16,505     $      15,113   $      21,000
                                  =============   =============     =============   =============     =============   =============

*Institutional Shares commenced operations on August 11, 1998.

Fifth Third Funds
Notes to Financial Statements (Continued)
January 31, 1999
--------------------------------------------------------------------------------


                                      U.S. Government                                                   Ohio Tax Free
                                      Securities Fund                  Municipal Bond Fund                Bond Fund
                               -------------------------------   ------------------------------  ------------------------------

                                 Six months                        Six months                      Six months
                                   ended                             ended                           ended
                               Jan. 31, 1999      Year ended     Jan. 31, 1999     Year ended    Jan. 31, 1999     Year ended
                                (Unaudited)      July 31, 1998    (Unaudited)     July 31, 1998   (Unaudited)    July 31, 1998
                               --------------    -------------   -------------    -------------  -------------   --------------

SHARE TRANSACTIONS:
Institutional Shares:*
  Shares issued                     4,530                  -          10,069                -          18,056               -
  Dividends reinvested                 43                  -             172                -             106               -
  Shares redeemed                    (236)                 -            (246)               -            (749)              -
                               --------------    -------------   -------------    -------------  -------------   --------------

Institutional Shares                4,337                  -           9,995                -          17,413               -
                               --------------    -------------   -------------    -------------  -------------   --------------

Investment A Shares:
  Shares issued                       214                761              43            2,708             467           4,103
  Dividends reinvested                 12                108               1               64              57             159
  Shares redeemed                  (3,895)              (990)         (9,608)          (1,426)        (16,517)         (2,256)
                               --------------    -------------   -------------    -------------  -------------   --------------

Investment A Shares                (3,669)              (121)         (9,564)           1,346         (15,993)          2,006
                               --------------    -------------   -------------    -------------  -------------   --------------

Investment C Shares:
  Shares issued                        15                  7               -                -              31              40
  Dividends reinvested                  -                  -               -                -               2               1
  Shares redeemed                      (3)                (3)              -               (1)             (2)             (8)
                               --------------    -------------   -------------    -------------  -------------   --------------

Investment C Shares                    12                  4               -               (1)             31              33
                               --------------    -------------   -------------    -------------  -------------   --------------

Total net increase from
 share transactions                   680               (117)            431            1,345           1,451           2,039
                               ==============    =============   =============    =============  =============   ==============

*Institutional Shares commenced operations on August 11, 1998.

(6) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Fifth Third Bank, the Trust's investment Advisor (the "Advisor"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets.

Morgan Stanley Asset Management, Inc. is the International Equity Fund's sub-Advisor (the "Sub-Advisor"). The Advisor compensates the Sub-Advisor at a rate based on the International Equity Fund's average daily net assets.

Administrative Fee--BISYS Fund Services ("BISYS") serves as the Trust's administrator. The administrator generally assists in all aspects of the Trust's administration and operation including providing the Fund with certain administrative personnel and services necessary to operate the Fund. Pursuant to a separate agreement with BISYS, Fifth Third Bank performs sub-administrative services on behalf of the Fund including providing certain administrative personnel and services necessary to operate the Fund, for which it receives a fee from BISYS computed daily as a percentage of the daily net assets of the Fund. Under the terms of the administration agreement, BISYS' fees are computed daily as a percentage of the average net assets of the Trust for the period. Administration fees are computed at 0.20% of first $1 billion of net assets of the Trust, 0.18% of net assets of the Trust between $1 billion and $2 billion, and 0.17% of more than $2 billion of net assets of the Trust.

Distribution Services Fee-BISYS serves as the Trust's principal distributor (the "Distributor"). In accordance with Rule 12b-1 under the 1940 Act, the Trust entered into a Distribution Plan with the Distributor with respect to Investment A Shares and Investment C Shares. Under the Distribution Plan,

Fifth Third Funds
Notes to Financial Statements (continued)
January 31, 1999
--------------------------------------------------------------------------------

the Funds may pay a fee to the Distributor. These fees may be used by BISYS to pay banks, including the investment adviser, broker dealers and other institutions, or to reimburse BISYS or its affiliates for administration, distribution and shareholder service assistance in connection with the distribution of the Fund.

Administrative Services Fee-Effective April 23, 1996, the Trust entered into an Administrative Services Agreement with Fifth Third Bank with respect to Investment C Shares. Under the Plan, the Funds may make payments up to 0.25% of the average daily net asset value of Investment C Shares in exchange for certain administrative services for shareholders and for the maintenance of shareholder accounts.

Transfer and Dividend Disbursing Agent, Accounting and Custody Fees-Fifth Third Bank serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. Fifth Third Bank handles the execution of the transfer and dividend disbursing agent functions.

Fifth Third Bank also maintains the Fund's accounting records except with respect to the International Equity Fund for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses. BISYS Fund Services provides accounting services for the International Equity Fund for a fee based on average net assets for the period.

Fifth Third Bank is the Fund's custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

Certain Officers and Trustees of the Trust are Officers and Trustees of the above companies but are not paid any fees directly by the Trust for serving as Officers and Trustees of the Trust.

                                                   Quality    Equity
                                                   Growth     Income      Cardinal    Pinnacle   Balanced    Mid Cap
                                                    Fund       Fund         Fund        Fund       Fund       Fund
                                                  --------   --------    ---------    --------   --------    -------
(Amounts in thousands)
Investment Advisory Fees:
----------------------------------
Annual fee before voluntary fee
  reductions (percentage of average
  net assets)                                         0.80%     0.80%        0.60%       0.80%      0.80%     0.80%
Administrative Fees:
Voluntary fee reductions                             $ 134     $  64        $  31       $  10      $  78     $  83
Distribution Services Fees:
Annual fee before voluntary fee
  reductions (percentage of average
  net assets) Investment A Shares                     0.25%     0.25%        0.25%       0.25%      0.25%     0.25%
              Investment C Shares                     0.75%     0.75%        0.75%       0.75%      0.75%     0.75%
Voluntary fee reductions - Investment A Shares       $  35     $  10            -       $   2      $  11     $  15
Voluntary fee reductions - Investment C Shares       $  10     $   1            -       $   3      $   6     $   1
Administrative Services Fees:
Annual fee before voluntary fee
  reductions (percentage of average
  net assets) Investment C Shares                     0.25%      0.25%       0.25%       0.25%      0.25%     0.25%

Fifth Third Funds
Notes to Financial Statements (continued)
January 31, 1999
--------------------------------------------------------------------------------

                                                                                        U.S.                    Ohio
                                                International   Bond       Quality   Government   Municipal   Tax Free
                                                   Equity      Fund For      Bond    Securities     Bond        Bond
                                                    Fund        Income       Fund       Fund        Fund        Fund
                                                  ----------   --------    -------   ----------   ---------   --------
(Amounts in thousands)
Investment Advisory Fees:
----------------------------------------------
Annual fee before voluntary fee
  reductions (percentage of average
  net assets)                                         1.00%     0.55%        0.55%       0.55%      0.55%       0.55%
Voluntary fee reductions                                 -         -            -       $  19          -           -
Administrative Fees:
Voluntary fee reductions                             $   1     $  70        $  59       $  24      $  61       $ 101
Distribution Services Fees:
Annual fee before voluntary fee
  reductions (percentage of average
  net assets) Investment A Shares                     0.25%     0.25%        0.25%       0.25%      0.25%       0.25%
              Investment C Shares                     0.75%     0.75%        0.75%       0.75%      0.75%       0.75%
Voluntary fee reductions - Investment A Shares       $  61     $  13        $   7       $   3      $   8       $  13
Voluntary fee reductions - Investment C Shares           -     $   1        $   1           -          -       $   1
Administrative Services Fees:
Annual fee before voluntary fee
  reductions (percentage of average
  net assets) Investment C Shares                     0.25%     0.25%        0.25%       0.25%      0.25%       0.25%


(7) Investment Transactions

Purchases and sales of investments, excluding short-term securities for the period ended January 31, 1999, were as follows (Amounts in Thousands):

                                         Quality     Equity
                                          Growth     Income   Cardinal    Pinnacle   Balanced   Mid Cap
                                           Fund       Fund      Fund        Fund       Fund      Fund
                                         --------   --------  --------    --------   --------   -------
Purchases                                $128,920   $ 57,291  $ 31,884     $37,593   $120,933   $70,709
Sales                                    $122,323   $ 50,780  $ 70,324     $11,736   $117,001   $73,468

                                                                               U.S.                   Ohio
                                      International  Bond Fund    Quality   Government  Municipal   Tax Free
                                          Equity        For        Bond     Securities    Bond        Bond
                                           Fund        Income      Fund        Fund       Fund        Fund
                                      -------------  ---------   --------   ----------  ---------   --------
Purchases                                $ 48,312     $162,952   $167,292     $25,098   $ 70,716     $41,517
Sales                                    $ 24,972     $178,062   $163,866     $19,365   $ 63,531     $25,686

(8) Concentration of Credit Risk

The Ohio Tax Free Bond Fund invests a substantial proportion of its assets in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities. The Portfolio is more susceptible to factors adversely affecting issuers of Ohio municipal securities than a fund that is not concentrated in these issuers.

The International Equity Fund invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility or portfolio securities and currency holdings. The International Equity Fund has a relatively large concentration of securities invested in companies domiciled in Great Britain. The Fund may be more susceptible to the political, social and economic events adversely

Fifth Third Funds
Quality Growth Fund - Financial Highlights
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)


                                            Period ended
                                            Jan. 31, 1999
                                             (Unaudited)*
                                             ----------
Institutional Shares
Net Asset Value, Beginning of Period        $     19.44
                                            -----------
Investment Operations
  Net investment income/(loss)
  Net realized and unrealized gains/                  -
  (losses) from investments                        4.78
                                            -----------
  Total from Investment Operations                 4.78
                                            -----------
Distributions to shareholders from:
  Net investment income                               -
  Net realized gains                              (1.95)
                                            -----------
  Total Distributions                             (1.95)
                                            -----------
Net Asset Value, End of Period              $     22.27
                                            ===========
Total Return                                     25.86% (a)
Ratios to Average Net Assets:
Expenses                                          1.00% (b)
Net investment income/(loss)                     (0.07%)(b)
Expense waiver/reimbursement (c)                  0.05% (b)
Supplemental data:
Net Assets at end of period (000)           $   555,239
Portfolio turnover (d)                              22%

                                           Six months
                                              ended
                                          Jan. 31, 1999   Year ended     Year ended      Year ended      Year ended     Year ended
                                           (Unaudited)   July 31, 1998  July 31, 1997   July 31, 1996   July 31, 1995  July 31, 1994
                                           -----------   -------------  -------------   -------------   -------------  -------------
Investment A Shares
Net Asset Value, Beginning of Period          $   20.26     $  19.23      $   13.16        $   11.79      $    9.70      $   9.54
                                              ---------     ---------     ---------        ---------      ---------      --------
Investment Operations
  Net investment income/(loss)                    (0.01)        0.03           0.08             0.12           0.14          0.13
  Net realized and unrealized gains/
  (losses) from investments                        3.94         2.49           6.75             1.37           2.09          0.17
                                              ---------     ---------     ---------        ---------      ---------      --------
  Total from Investment Operations                 3.93         2.52           6.83             1.49           2.23          0.30
                                              ---------     ---------     ---------        ---------      ---------      --------
Distributions to shareholders from:
  Net investment income                              --        (0.03)         (0.09)           (0.12)         (0.14)        (0.13)
  Net realized gains                              (1.95)       (1.46)         (0.67)              --             --            --
  In excess of net investment income                 --           --             --               --             --         (0.01)**
                                              ---------     ---------     ---------        ---------      ---------      --------
  Total Distributions                             (1.95)       (1.49)         (0.76)           (0.12)         (0.14)        (0.14)
                                              ---------     ---------     ---------        ---------      ---------      --------
Net Asset Value, End of Period                $   22.24        20.26      $   19.23        $   13.16      $   11.79      $   9.70
                                              =========     ========      =========        =========      =========      ========
Total Return (excludes sales charge)             20.68% (a)   14.12%         54.02%           12.69%         23.21%         3.17%
Ratios to Average Net Assets:
Expenses                                          1.16% (b)    1.00%          1.00%            0.99%          1.00%         1.00%
Net investment income/(loss)                     (0.23%)(b)    0.10%          0.45%            0.98%          1.44%         1.42%
Expense waiver/reimbursement (c)                  0.14% (b)    0.37%          0.36%            0.03%          0.05%         0.03%
Supplemental data: Net Assets at
  end of period (000)                         $  98,171      520,068     $  399,683        $ 134,469      $  82,594      $ 69,648
Portfolio turnover (d)                              22%          45%            37%              37%            34%           37%

* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to January 31, 1999.
** This distribution did not represent a return of capital for federal tax purposes for the year ended July 31, 1994.
(a)  Not annualized.
(b)  Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Quality Growth Fund - Financial Highlights (continued)
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)

                                                         Six months
                                                           ended
                                                        Jan. 31, 1999          Year ended            Year ended         Period ended
                                                         (Unaudited)          July 31, 1998         July 31, 1997      July 31, 1996
                                                         -----------          -------------         -------------      -------------
Investment C Shares
Net Asset Value, Beginning of Period                     $      20.10          $      19.18          $      13.16        $    13.37
                                                         ------------          ------------          ------------        ----------
Investment Operations
  Net investment income/(loss)                                  (0.03)                (0.07)                (0.03)               --
  Net realized and unrealized gains/
  (losses) from investments                                      3.85                  2.45                  6.72             (0.21)
                                                         ------------          ------------          ------------        ----------
  Total from Investment Operations                               3.82                  2.38                  6.69             (0.21)
                                                         ------------          ------------          ------------        ----------
Distributions to shareholders from:
  Net investment income                                            --                    --                    --                --
  Net realized gains                                            (1.95)                (1.46)                (0.67)               --
                                                         ------------          ------------          ------------        ----------
  Total Distributions                                           (1.95)                (1.46)                (0.67)               --
                                                         ------------          ------------          ------------        ----------
Net Asset Value, End of Period                           $      21.97          $      20.10          $      19.18        $    13.16
                                                         ============          ============          ============        ==========
Total Return (excludes sales charge)                           20.28% (a)            13.41%                52.79%        12.50% (e)
Ratios to Average Net Assets:
Expenses                                                        1.75% (b)             1.63%                 1.75%         1.77% (b)
Net investment income/(loss)                                   (0.82%)(b)           (0.54)%               (0.32)%         0.26% (b)
Expense waiver/reimbursement (c)                                0.30% (b)             0.39%                 0.26%         0.06% (b)
Supplemental data:
Net Assets at end of period (000)                        $      8,853          $      8,357          $       3,146       $      420
Portfolio turnover (d)                                            22%                   45%                    37%              37%

* Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(e) Represents total return for Investment A shares for the period from August 1, 1995 to April 24, 1996 plus the total return for the Investment C shares for the period from April 25, 1996 to July 31, 1996.
(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Equity Income Fund - Financial Highlights
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)



                                              Period ended
                                             Jan. 31, 1999
                                              (Unaudited)*
                                              -----------
Institutional Shares
Net Asset Value, Beginning of Period             $  14.79
                                              -----------
Investment Operations
  Net investment income/(loss)                       0.15
  Net realized and unrealized gains/
  (losses) from investments                          1.42
                                              -----------
  Total from Investment Operations                   1.57
                                              -----------
Distributions to shareholders from:
  Net investment income                             (0.15)
  Net realized gains                                (1.45)
                                              -----------
  Total Distributions                               (1.60)
                                              -----------
Net Asset Value, End of Period                   $  14.76
                                              ===========
Total Return (excludes sales charge)               10.53% (a)
Ratios to Average Net Assets:
Expenses                                            1.00% (b)
Net investment income/(loss)                        1.85% (b)
Expense waiver/reimbursement (c)                    0.08% (b)
Supplemental data:
Net Assets at end of period (000)                $147,677
Portfolio turnover (d)                                34%

                                                Six months
                                                  ended
                                               Jan. 31, 1999       Year ended           Period ended
                                                (Unaudited)       July 31, 1998         July 31, 1997**
                                                -----------       -------------         -------------
Investment A Shares
Net Asset Value, Beginning of Period             $  15.38           $    14.44          $     12.00
                                                 --------           ----------          -----------
Investment Operations
  Net investment income/(loss)                       0.14                 0.26                 0.15
  Net realized and unrealized gains/
  (losses) from investments                          0.83                 2.43                 2.43
                                                 --------           ----------          -----------
  Total from Investment Operations                   0.97                 2.69                 2.58
                                                 --------           ----------          -----------
Distributions to shareholders from:
  Net investment income                             (0.14)               (0.27)               (0.14)
  Net realized gains                                (1.45)               (1.48)                   -
                                                 --------           ----------          -----------
  Total Distributions                               (1.59)               (1.75)               (0.14)
                                                 --------           ----------          -----------
Net Asset Value, End of Period                   $  14.76           $    15.38               $14.44
                                                 ========           ==========          ===========
Total Return (excludes sales charge)                6.16% (a)           19.57%               21.64% (a)
Ratios to Average Net Assets:
Expenses                                            1.13% (b)            1.01%                1.06% (b)
Net investment income/(loss)                        1.72% (b)            1.73%                2.32% (b)
Expense waiver/reimbursement (c)                    0.20% (b)            0.43%                0.42% (b)
Supplemental data:
Net Assets at end of period (000)                $ 16,216           $  150,404             $120,324
Portfolio turnover (d)                                34%                  41%                  28% (b)

 * Reflects operations for the period from August 11, 1998 (date of commencement of operations) to January 31, 1999.
** Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Equity Income Fund - Financial Highlights (continued)
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)


                                              Six months
                                                 ended
                                             Jan. 31, 1999      Year ended      Period ended
                                              (Unaudited)      July 31, 1998   July 31, 1997*
                                              -----------      -------------   -------------
Investment C Shares
Net Asset Value, Beginning of Period          $    15.39       $    14.45      $    12.00
                                              -----------      -----------     -----------
Investment Operations
  Net investment income/(loss)                      0.09             0.17            0.10
  Net realized and unrealized gains/
  (losses) from investments                         0.82             2.41            2.45
                                              -----------      -----------     -----------
  Total from Investment Operations                  0.91             2.58            2.55
                                              -----------      -----------     -----------
Distributions to shareholders from:
  Net investment income                            (0.09)           (0.16)          (0.10)
  Net realized gains                               (1.45)           (1.48)              -
                                              -----------      -----------     -----------
  Total Distributions                              (1.54)           (1.64)          (0.10)
                                              -----------      -----------     -----------
Net Asset Value, End of Period                $    14.76       $    15.39      $    14.45
                                              ===========      ===========     ===========
Total Return (excludes sales charge)               5.83% (a)       18.72%          21.30% (a)
Ratios to Average Net Assets:
Expenses                                           1.75% (b)        1.57%           1.81% (b)
Net investment income/(loss)                       1.10% (b)        1.21%           1.56% (b)
Expense waiver/reimbursement (c)                   0.33% (b)        0.52%           0.26% (b)
Supplemental data:
Net Assets at end of period (000)             $    1,392       $      968      $       92
Portfolio turnover (d)                               34%              41%             28% (b)

** Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above. (d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Cardinal Fund - Financial Highlights (Continued)
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)

                                      Period ended
                                      Jan. 31, 1999      Year ended     Period ended
                                      (Unaudited)**    Sept. 30, 1998  Sept. 30, 1997*
                                      -----------      --------------  --------------
Institutional Shares
Net Asset Value, Beginning of Period  $     14.86      $     16.64     $     12.92
                                      -----------      -----------     -----------
Investment Operations
  Net investment income/(loss)               0.01             0.15            0.12
  Net realized and unrealized gains/
  (losses) from investments                  4.16             0.28            3.70
                                      -----------      -----------     -----------
  Total from Investment Operations           4.17             0.43            3.82
                                      -----------      -----------     -----------
Distributions to shareholders from:
  Net investment income                     (0.01)           (0.15)          (0.10)
  Net realized gains                        (0.55)           (2.01)              -
  In excess of net investment income            -            (0.05)              -
                                      -----------      -----------     -----------
  Total Distributions                       (0.56)           (2.21)          (0.10)
                                      -----------      -----------     -----------
Net Asset Value, End of Period        $     18.47      $     14.86     $     16.64
                                      ===========      ===========     ===========
Total Return (excludes sales charge)       14.75% (a)        2.60%          29.77%
Ratios to Average Net Assets:
Expenses                                    0.79% (b)        0.84%           1.00%
Net investment income/(loss)               (0.01%)(b)       0.85%           1.04%
Expense waiver/reimbursement (c)            0.02% (b)        0.09%           0.00%
Supplemental data:
Net Assets at end of period (000)     $    19,431      $    25,542     $    26,881
Portfolio turnover (d)                        12%              15%           0.13%

                                      Period ended
                                     Jan. 31, 1999     Year ended      Year ended      Year ended      Year ended      Year ended
                                      (Unaudited)    Sept. 30, 1998  Sept. 30, 1997  Sept. 30, 1996  Sept. 30, 1995  Sept. 30, 1994
                                      -----------    --------------  --------------  --------------  --------------  --------------
Investment A Shares
Net Asset Value, Beginning of Period  $     14.87      $     16.65     $     13.13   $       13.23   $       12.73   $       12.91
                                      -----------      -----------     -----------   -------------   -------------   -------------
Investment Operations
  Net investment income/(loss)              (0.01)            0.14            0.14            0.25            0.36            0.31
  Net realized and unrealized gains/
  (losses) from investments                  4.21             0.27            4.64            1.95            1.32            0.12
                                      -----------      -----------     -----------   -------------   -------------   -------------
  Total from Investment Operations           4.20             0.41            4.78            2.20            1.68            0.43
                                      -----------      -----------     -----------   -------------   -------------   -------------
Distributions to shareholders from:
  Net investment income                         -            (0.14)          (0.13)          (0.26)          (0.35)          (0.33)
  Net realized gains                        (0.55)           (2.01)          (1.13)          (2.04)          (0.83)          (0.28)
  In excess of net investment income            -            (0.04)              -               -               -               -
                                      -----------      -----------     -----------   -------------   -------------   -------------
  Total Distributions                       (0.55)           (2.19)          (1.26)          (2.30)          (1.18)          (0.61)
                                      -----------      -----------     -----------   -------------   -------------   -------------
Net Asset Value, End of Period        $     18.52      $     14.87     $     16.65   $       13.13   $       13.23   $       12.73
                                      ===========      ===========     ===========   =============   =============   =============
Total Return (excludes sales charge)       14.95% (a)        2.50%          39.17%          17.96%          14.84%           3.38%
Ratios to Average Net Assets:
Expenses                                    1.04% (b)        0.92%           1.06%           0.75%           0.70%           0.72%
Net investment income/(loss)               (0.26%)(b)       0.76%           0.97%           1.90%           2.89%           2.40%
Expense waiver/reimbursement (c)            0.02% (b)        0.09%           0.06%           0.10%           0.00%           0.00%
Supplemental data:
Net Assets at end of period (000)     $   269,077      $   232,903     $   267,908   $     229,042   $     226,181   $     246,581
Portfolio turnover (d)                        12%              15%             13%             58%             20%             23%

** Reflects operations for the period from January 2, 1997 (date of commencement of operations) to September 30, 1997.
** Reflects operations for the period from October 1, 1998 through January 31,
   1999.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Cardinal Fund - Financial Highlights (continued)
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)


                                        Period ended
                                       Jan. 31, 1999
                                        (Unaudited)*
                                        -----------
Investment C Shares
Net Asset Value, Beginning of Period    $    15.63
                                        ----------
Investment Operations
  Net investment income/(loss)                   -
  Net realized and unrealized gains/
  (losses) from investments                   3.33
                                        ----------
  Total from Investment Operations            3.33
                                        ----------
Distributions to shareholders from:
  Net investment income                          -
  Net realized gains                         (0.55)
                                        ----------
  Total Distributions                        (0.55)
                                        ----------
Net Asset Value, End of Period          $    18.41
                                        ==========

Total Return (excludes sales charge)        21.57%
(a) Ratios to Average Net Assets:
Expenses                                     1.54% (b)
Net investment income/(loss)                (0.51%)(b)
Expense waiver/reimbursement (c)             0.27% (b)
Supplemental data:
Net Assets at end of period (000)       $      291
Portfolio turnover (d)                         12%

* Reflects operations for the period from October 22, 1998 (date of commencement of operations) to January 31, 1999.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Pinnacle Fund* - Financial Highlights
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)


                                      Period ended
                                      Jan. 31, 1999
                                      (Unaudited)**
                                      -----------
Institutional Shares
Net Asset Value, Beginning of Period  $    31.26
                                      ----------
Investment Operations
  Net investment income/(loss)             (0.04)
  Net realized and unrealized gains/
  (losses) from investments                 6.54
                                      ----------
Total from Investment Operations            6.50
                                      ----------
Distributions to shareholders from:
  Net investment income                        -
  Net realized gains                       (0.63)
                                      ----------
  Total Distributions                      (0.63)
                                      ----------
Net Asset Value, End of Period        $    37.13
                                      ==========

Total Return (excludes sales charge)      21.04% (a)
Ratios to Average Net Assets:
Expenses                                   1.37% (b)
Net investment income/(loss)              (0.30%)(b)
Expense waiver/reimbursement (c)           0.04% (b)
Supplemental data:
Net Assets at end of period (000)     $   44,588
Portfolio turnover (d)                       26%

                                      Six months
                                        ended
                                    Jan. 31, 1999     Period ended       Year ended      Year ended     Year ended      Year ended
                                     (Unaudited)     July 31, 1998***  July 31, 1997   July 31, 1996   July 31, 1995   July 31, 1994
                                     -----------     -------------     -------------  -------------- ---------------   -------------
Investment A Shares
Net Asset Value, Beginning of Period  $    32.35     $       27.71     $       23.96  $       22.47  $       18.83     $     21.15
                                      ----------     -------------     -------------  -------------  -------------     -----------
Investment Operations
  Net investment income/(loss)             (0.06)            (0.02)             0.13           0.05           0.11            0.09
  Net realized and unrealized gains/
  (losses) from investments                 5.44              5.13              8.25           5.04           6.54           (0.34)
                                      ----------     -------------     -------------  -------------  -------------     -----------
  Total from Investment Operations          5.38              5.11              8.38           5.09           6.65           (0.25)
                                      ----------     -------------     -------------  -------------  -------------     -----------
Distributions to shareholders from:
  Net investment income                        -                 -             (0.13)         (0.05)         (0.11)          (0.09)
  Net realized gains                       (0.63)            (0.47)            (4.50)         (3.55)         (2.90)          (1.98)
                                      ----------     -------------     -------------  -------------  -------------     -----------
  Total Distributions                      (0.63)            (0.47)            (4.63)         (3.60)         (3.01)          (2.07)
                                      ----------     -------------     -------------  -------------  -------------     -----------
Net Asset Value, End of Period        $    37.10     $       32.35     $       27.71  $       23.96  $       22.47     $     18.83
                                      ==========     =============     =============  =============  =============     ===========
Total Return (excludes sales charge)      16.87% (a)        18.58% (a)        35.40%         22.50%         35.40%          (1.10%)
Ratios to Average Net Assets:
Expenses                                   1.57% (b)         1.28% (b)         1.12%          1.16%          1.14%           1.15%
Net investment income/(loss)              (0.50%)(b)        (0.12%)(b)         0.46%          0.18%          0.44%           0.41%
Expense waiver/reimbursement (c)           0.09% (b)         0.30% (b)         0.00%          0.00%          0.00%           0.00%
Supplemental data: Net Assets at
end of period (000)                   $   23,455        $   35,549        $   22,272     $   16,461     $   14,673      $   13,014
Portfolio turnover (d)                       26%               38%               50%            44%            68%             91%

  * Information prior to the period March 9, 1998 is for the Pinnacle Fund, the predecessor Fund of the Fifth Third Pinnacle Fund.
 ** Reflects operations for the period from August 11, 1998 (date of commencement of operations) to January 31, 1999.
*** Reflects the period of operations from January 1, 1998 to July 31, 1998.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third
Funds Pinnacle Fund* - Financial Highlights (continued)
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)


                                          Six months
                                             ended
                                         Jan. 31, 1999   Period ended
                                          (Unaudited)   July 31, 1998**
                                          -----------   -------------
Investment C Shares
Net Asset Value, Beginning of Period      $   32.28         $  30.16
                                          ---------         --------
Investment Operations
  Net investment income/(loss)                (0.09)           (0.04)
  Net realized and unrealized gains/
  (losses) from investments                    5.35             2.16
                                          ---------         --------
  Total from Investment Operations             5.26             2.12
                                          ---------         --------
Distributions to shareholders from:
  Net investment income                           -                -
  Net realized gains                          (0.63)               -
                                          ---------         --------
  Total Distributions                         (0.63)               -
                                          ---------         --------
Net Asset Value, End of Period            $   36.91         $  32.28
                                          =========         ========
Total Return (excludes sales charge)         16.57% (a)        7.07% (a)
Ratios to Average Net Assets:
Expenses                                      2.12% (b)        2.17% (b)
Net investment income/(loss)                 (1.05%)(b)       (0.84%)(b)
Expense waiver/reimbursement (c)              0.29% (b)        0.42% (b)
Supplemental data:
Net Assets at end of period (000)         $   4,660         $    922
Portfolio turnover(d)                           26%              38%

   *Information prior to the period March 9, 1998 is for the Pinnacle Fund, the predecessor Fund of the Fifth Third Pinnacle Fund.
  **Reflects the period of operations for the period March 9, 1998 (date of commencement of operations) to July 31, 1998.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third
Funds Balanced Fund - Financial Highlights
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)

                                      Period ended
                                      Jan. 31, 1999
                                      (Unaudited)*
                                      -----------
Institutional Shares
Net Asset Value, Beginning of Period    $  14.60
                                      -----------
Investment Operations
  Net investment income/(loss)              0.10
  Net realized and unrealized gains/
  (losses) from investments                 2.23
                                      -----------
  Total from Investment Operations          2.33
                                      -----------
Distributions to shareholders from:
  Net investment income                    (0.12)
  Net realized gains                       (0.74)
                                      -----------
  Total Distributions                      (0.86)
                                      -----------
Net Asset Value, End of Period          $  16.07
                                      ===========
Total Return (excludes sales charge)       16.47%(a)
Ratios to Average Net Assets:
Expenses                                   1.00% (b)
Net investment income/(loss)               1.50% (b)
Expense waiver/reimbursement (c)           0.08% (b)
Supplemental data:
Net Assets at end of period (000)       $142,194
Portfolio turnover (d)                       63%

                                       Six months
                                         ended
                                     Jan. 31, 1999       Year ended      Year ended      Year ended      Year ended      Year ended
                                      (Unaudited)       July 31, 1998   July 31, 1997   July 31, 1996   July 31, 1995  July 31, 1994
                                      -----------       -------------   -------------   -------------   -------------  -------------
Investment A Shares
Net Asset Value, Beginning of Period  $    14.99        $     15.33     $     11.75     $    11.28      $    9.70      $    9.78
                                      -----------       -------------   -------------   -------------   -------------  -------------
Investment Operations
  Net investment income/(loss)              0.11               0.27            0.27           0.27           0.28           0.26
  Net realized and unrealized gains/
  (losses) from investments                 1.82               0.92            4.06           0.47           1.57          (0.06)
                                      -----------       -------------   -------------   -------------   -------------  -------------
  Total from Investment Operations          1.93               1.19            4.33           0.74           1.85           0.20
                                      -----------       -------------   -------------   -------------   -------------  -------------
Distributions to shareholders from:
  Net investment income                    (0.11)             (0.28)          (0.26)         (0.27)         (0.27)         (0.26)
  Net realized gains                       (0.74)             (1.25)          (0.49)             -              -              -
  In excess of net investment income           -                  -               -              -              -          (0.02)**
                                      -----------       -------------   -------------   -------------   -------------  -------------
  Total Distributions                      (0.85)             (1.53)          (0.75)         (0.27)         (0.27)         (0.28)
                                      -----------       -------------   -------------   -------------   -------------  -------------
Net Asset Value, End of Period        $    16.07        $     14.99     $     15.33     $    11.75      $   11.28      $    9.70
                                      ===========       =============   =============   =============   =============  =============
Total Return (excludes sales charge)      13.38% (a)          8.41%          38.45%          6.52%         19.37%          2.02%
Ratios to Average Net Assets:
Expenses                                   1.21% (b)          1.00%           1.00%          1.00%          1.00%          1.00%
Net investment income/(loss)               1.29% (b)          1.84%           2.05%          2.31%          2.73%          2.64%
Expense waiver/reimbursement (c)           0.12% (b)          0.43%           0.40%          0.06%          0.06%          0.06%
Supplemental data: Net Assets at
end of period (000)                   $   73,805        $   173,177     $   122,765     $   92,808      $  58,075      $  59,363
Portfolio turnover (d)                       63%               135%            101%            61%            58%            53%

** Reflects operations for the period from August 11, 1998 (date of commencement of operations) to January 31, 1999.
** This distribution did not represent a return of capital for federal tax purposes for the year ended July 31, 1994.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Balanced Fund - Financial Highlights (continued)
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)

                                        Six months
                                           ended
                                       Jan. 31, 1999       Year ended         Year ended         Period ended
                                        (Unaudited)       July 31, 1998      July 31, 1997      July 31, 1996*
                                       -------------      -------------      -------------      -------------
Investment C Shares
Net Asset Value, Beginning of Period     $     15.01        $     15.34        $     11.75        $     12.13
                                       -------------      -------------      -------------      -------------
Investment Operations
  Net investment income/(loss)                  0.09               0.17               0.16               0.05
  Net realized and unrealized gains/
  (losses) from investments                     1.79               0.92               4.08              (0.39)
                                       -------------      -------------      -------------      -------------
  Total from Investment Operations              1.88               1.09               4.24              (0.34)
                                       -------------      -------------      -------------      -------------
Distributions to shareholders from:
  Net investment income                        (0.09)             (0.17)             (0.16)             (0.04)
  Net realized gains                           (0.74)             (1.25)             (0.49)                 -
                                       -------------      -------------      -------------      -------------
  Total Distributions                          (0.83)             (1.42)             (0.65)             (0.04)
                                       -------------      -------------      -------------      -------------
Net Asset Value, End of Period           $     16.06        $     15.01        $     15.34        $     11.75
                                       =============      =============      =============      =============
Total Return (excludes sales charge)           13.02% (a)          7.67%             37.52%              6.32%( e)
Ratios to Average Net Assets:
Expenses                                        1.75% (b)          1.58%              1.75%              1.78% (b)
Net investment income/(loss)                    0.75% (b)          1.24%              1.30%              1.60% (b)
Expense waiver/reimbursement (c)                0.33% (b)          0.49%              0.30%              0.07% (b)
Supplemental data:
Net Assets at end of period (000)        $     5,682        $     4,796        $     1,155        $       264
Portfolio turnover (d)                           63%               135%               101%                61%

 * Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(e) Represents total return for Investment A shares for the period from August 1, 1995 to April 24, 1996 plus the total return for Investment C shares for the period from April 25, 1996 to July 31, 1996.
(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Mid Cap Fund - Financial Highlights
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)

                                      Period ended
                                      Jan. 31, 1999
                                       (Unaudited)*
                                      -------------
Institutional Shares
Net Asset Value, Beginning of Period   $     14.96
                                      -------------
Investment Operations
  Net investment income/(loss)               (0.07)
  Net realized and unrealized gains/
  (losses) from investments                   1.80
                                      -------------
  Total from Investment Operations            1.73
                                      -------------
Distributions to shareholders from:
  Net investment income                          -
  Net realized gains                         (1.44)
                                      -------------
  Total Distributions                        (1.44)
                                      -------------
Net Asset Value, End of Period         $     15.25
                                      =============

Total Return (excludes sales charge)         8.71% (a)
Ratios to Average Net Assets:
Expenses                                     1.00% (b)
Net investment income/(loss)                (0.30%)(b)
Expense waiver/reimbursement (c)             0.08% (b)
Supplemental data:
Net Assets at end of period (000)      $   198,132
Portfolio turnover (d)                         33%

                                      Six months
                                        ended
                                    Jan. 31, 1999     Year ended      Year ended      Year ended      Year ended      Year ended
                                      (Unaudited)  July 31, 1998   July 31, 1997   July 31, 1996   July 31, 1995   July 31, 1994
                                     -----------   -------------   -------------   -------------   -------------   -------------
Investment A Shares
Net Asset Value, Beginning of Period  $    16.19    $      16.98    $      12.60    $      12.59    $      10.10    $       9.68
                                     -----------   -------------   -------------   -------------   -------------   -------------
Investment Operations
  Net investment income/(loss)             (0.09)          (0.03)           0.02            0.06            0.08            0.06
  Net realized and unrealized gains/
  (losses) from investments                 0.56            0.98            5.55            0.11            2.48            0.43
                                     -----------   -------------   -------------   -------------   -------------   -------------
  Total from Investment Operations          0.47            0.95            5.57            0.17            2.56            0.49
                                     -----------   -------------   -------------   -------------   -------------   -------------
Distributions to shareholders from:
  Net investment income                        -               -           (0.02)          (0.07)          (0.07)          (0.07)
  Net realized gains                       (1.44)          (1.74)          (1.15)          (0.09)              -               -
  In excess of net investment income           -               -           (0.02)              -               -               -
                                     -----------   -------------   -------------   -------------   -------------   -------------
  Total Distributions                      (1.44)          (1.74)          (1.19)          (0.16)          (0.07)          (0.07)
                                     -----------   -------------   -------------   -------------   -------------   -------------
Net Asset Value, End of Period        $    15.22    $      16.19    $      16.98    $      12.60    $      12.59    $      10.10
                                     ===========   =============   =============   =============   =============   =============
Total Return (excludes sales charge)       3.22%(a)        5.69%          47.17%           1.27%          25.45%           5.07%
Ratios to Average Net Assets:
Expenses                                   1.16%(b)        1.01%           1.00%           1.00%           1.00%           1.00%
Net investment income/(loss)              (0.46%)(b)      (0.19%)          0.10%           0.42%           0.77%           0.60%
Expense waiver/reimbursement (c)           0.17%(b)        0.40%           0.37%           0.06%           0.18%           0.33%
Supplemental data:
Net Assets at end of period (000)      $  30,954    $    217,547    $    186,066    $     72,663    $     47,184    $     30,210
Portfolio turnover (d)                       33%             44%             52%             54%             23%             44%

* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to January 31, 1999.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Mid Cap Fund - Financial Highlights (continued)
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)

                                         Six months
                                            ended
                                        Jan. 31, 1999    Year ended      Year ended      Period ended
                                         (Unaudited)    July 31, 1998   July 31, 1997   July 31, 1996*
                                         -----------    -------------   -------------   --------------
Investment C Shares
Net Asset Value, Beginning of Period     $    15.98     $      16.88     $    12.59       $    13.72
                                         ----------     ------------     ----------       ----------
Investment Operations
  Net investment income/(loss)                (0.09)           (0.05)         (0.07)           (0.01)
  Net realized and unrealized gains/
  (losses) from investments                    0.51             0.89           5.51            (1.12)
                                         ----------     ------------     ----------       ----------
  Total from Investment Operations             0.42             0.84           5.44            (1.13)
                                         ----------     ------------     ----------       ----------
Distributions to shareholders from:
  Net investment income                           -                -              -                -
  Net realized gains                          (1.44)           (1.74)         (1.15)               -
                                         ----------     ------------     ----------       ----------
  Total Distributions                         (1.44)           (1.74)         (1.15)               -
                                         ----------     ------------     ----------       ----------
Net Asset Value, End of Period           $    14.96     $      15.98     $    16.88       $    12.59
                                         ==========     ============     ==========       ==========
Total Return (excludes sales charge)          2.94%(a)         5.03%         46.05%            1.11%(e)
Ratios to Average Net Assets: Expenses        1.75%(b)         1.61%          1.75%            1.78%(b)
Net investment income/(loss)                 (1.05%)(b)       (0.81%)        (0.62%)          (0.51%)(b)
Expense waiver/reimbursement(c)               0.33%(b)         0.44%          0.27%            0.06%(b)
Supplemental data: Net Assets at
end of period (000)                      $      883        $   1,049     $      439          $   229
Portfolio turnover(d)                           33%              44%            52%              54%

* Reflects operations for the period from April 24, 1996 (date of commencement of operations) to July 31, 1996.

(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(e) Represents total return for Investment A shares for the period from August 1, 1995 to April 23, 1996 plus the total return for Investment C shares for the period from April 24, 1996 to July 31, 1996.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
International Equity Fund - Financial Highlights
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)

                                        Period ended
                                       Jan. 31, 1999
                                        (Unaudited)*
                                       --------------
Institutional Shares
Net Asset Value, Beginning of Period   $        10.50
                                       --------------
Investment Operations
  Net investment income/(loss)                      -
  Net realized and unrealized gains/
  (losses) from investments                      1.79
                                       --------------
  Total from Investment Operations               1.79
                                       --------------
Distributions to shareholders from:
  Net investment income                         (0.24)
  Net realized gains                            (0.06)
                                       --------------
  Total Distributions                           (0.30)
                                       --------------
Net Asset Value, End of Period         $        11.99
                                       ==============
Total Return (excludes sales charge)           17.11%(a)
Ratios to Average Net Assets:
Expenses                                        1.50%(b)
Net investment income/(loss)                   (0.70%)(b)
Expense waiver/reimbursement(c)                 0.00%(b)
Supplemental data:
Net Assets at end of period(000)       $      161,118
Portfolio turnover(d)                             18%


                                          Six months
                                            ended
                                         Jan. 31, 1999     Year ended       Year ended      Year ended   Period ended
                                          (Unaudited)     July 31, 1998   July 31, 1997   July 31, 1996  July 31, 1995**
                                         ------------     --------------  -------------   -------------  -------------
Investment A Shares
Net Asset Value, Beginning of Period     $      12.56     $        12.05  $        10.74  $         9.83 $       10.00
                                         ------------     --------------  --------------  -------------- -------------
Investment Operations
  Net investment income/(loss)                  (0.03)              0.09            0.04            0.01          0.05
  Net realized and unrealized gains/
  (losses) from investments                     (0.25)              1.31            2.15            0.90         (0.22)
                                         ------------     --------------  --------------  -------------- -------------
  Total from Investment Operations              (0.28)              1.40            2.19            0.91         (0.17)
                                         ------------     --------------  --------------  -------------- -------------
Distributions to shareholders from:
  Net investment income                         (0.17)             (0.59)          (0.66)              -             -
  In excess of net investment income                -                  -           (0.16)              -             -
  Net realized gains                            (0.06)             (0.30)          (0.06)              -             -
                                         ------------     --------------  --------------  -------------- -------------
  Total Distributions                           (0.23)             (0.89)          (0.88)              -             -
                                         ------------     --------------  --------------  -------------- -------------
Net Asset Value, End of Period           $      12.05     $        12.56  $        12.05  $        10.74 $        9.83
                                         ============     ==============  ==============  ============== =============
Total Return (excludes sales charge)           (2.18%)(a)         13.29%          21.78%           9.26%        (1.70%)(a)
Ratios to Average Net Assets: Expenses          1.73%(b)           1.47%           1.38%           1.61%         1.65% (b)
Net investment income/(loss)                   (0.93%)(b)          0.66%           0.39%           0.32%         0.62%(b)
Expense waiver/reimbursement(c)                 0.02%(b)           0.35%           0.35%           0.05%         0.07%(b)
Supplemental data:
Net Assets at end of period(000)         $      5,397        $   163,297     $   151,728     $   120,349    $   86,442
Portfolio turnover (d)                            18%                39%             60%             41%           54%

** Reflects operations for the period from October 9, 1998 (date of commencement of operations) to January 31, 1999.
** Reflects operations for the period from August 19, 1994 (date of commencement of operations) to July 31, 1995.

(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
International Equity Fund - Financial Highlights (continued)
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)

                                                Six months
                                                   ended
                                               Jan. 31, 1999     Year ended     Year ended      Period ended
                                                (Unaudited)    July 31, 1998   July 31, 1997   July 31, 1996*
                                                 ---------     -------------   -------------   -------------
Investment C Shares
Net Asset Value, Beginning of Period             $  12.51        $  12.01        $  10.71        $  11.21
                                                 --------        --------        --------        --------
Investment Operations
  Net investment income/(loss)                      (0.05)          (0.06)          (0.02)           0.01
  Net realized and unrealized gains/
  (losses) from investments                         (0.26)           1.39            2.16           (0.51)
                                                 --------        --------        --------        --------
  Total from Investment Operations                  (0.31)           1.33            2.14           (0.50)
                                                 --------        --------        --------        --------
Distributions to shareholders from:
  Net investment income                             (0.15)          (0.53)          (0.46)              -
  In excess of net investment income                    -               -           (0.32)              -
  Net realized gains                                (0.06)          (0.30)          (0.06)              -
                                                 --------        --------        --------        --------
  Total Distributions                               (0.21)          (0.83)          (0.84)              -
                                                 --------        --------        --------        --------
Net Asset Value, End of Period                   $  11.99        $  12.51        $  12.01        $  10.71
                                                 ========        ========        ========        ========
Total Return (excludes sales charge)               (2.47%)(a)      12.57%          21.25%           8.95%(a)
Ratios to Average Net Assets:
Expenses                                            2.25%(b)        2.22%           2.13%           2.34%(b)
Net investment income/(loss)                       (1.45%)(b)      (0.09%)         (0.28%)          0.76%(b)
Expense waiver/reimbursement(c)                     0.25%(b)        0.25%           0.25%           0.00%(b)
Supplemental data:
Net Assets at end of period (000)               $     261        $    291        $    210        $     57
Portfolio turnover (d)                                18%             39%             60%             41%

* Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.

(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Bond Fund For Income - Financial Highlights
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)

                                        Period ended
                                       Jan. 31, 1999
                                        (Unaudited)*
                                        ------------
Institutional Shares
Net Asset Value, Beginning of Period    $     12.27
                                        -----------
Investment Operations
  Net investment income/(loss)                 0.32
  Net realized and unrealized gains/
  (losses) from investments                    0.13
                                        -----------
  Total from Investment Operations             0.45
                                        -----------
Distributions to shareholders from:
  Net investment income                       (0.32)
  Net realized gains                          (0.21)
                                        -----------
  Total Distributions                         (0.53)
                                        -----------
Net Asset Value, End of Period          $     12.19
                                        ===========
Total Return (excludes sales charge)          3.71%(a)
Ratios to Average Net Assets:
Expenses                                      0.75%(b)
Net investment income/(loss)                  4.66%(b)
Expense waiver/reimbursement (c)              0.05%(b)
Supplemental data:
Net Assets at end of period (000)       $   196,634
Portfolio turnover (d)                          70%

                                         Six months
                                            ended
                                        Jan. 31, 1999    Year ended      Period ended
                                         (Unaudited)    July 31, 1998   July 31, 1997**
                                          ---------     -------------   -------------
Investment A Shares
Net Asset Value, Beginning of Period      $   12.19        $  12.19        $  12.00
                                          ---------        --------        --------
Investment Operations
  Net investment income/(loss)                 0.30            0.68            0.37
  Net realized and unrealized gains/
  (losses) from investments                    0.20            0.06            0.18
                                          ---------        --------        --------
  Total from Investment Operations             0.50            0.74            0.55
                                          ---------        --------        --------
Distributions to shareholders from:
  Net investment income                       (0.30)          (0.69)          (0.36)
  Net realized gains                          (0.21)          (0.05)              -
                                          ---------        --------        --------
  Total Distributions                         (0.51)          (0.74)          (0.36)
                                          ---------        --------        --------
Net Asset Value, End of Period            $   12.18        $  12.19        $  12.19
                                          =========        ========        ========
Total Return (excludes sales charge)          4.15%(a)        6.23%           4.64%(a)
Ratios to Average Net Assets:
Expenses                                      0.96%(b)        0.75%           0.79%(b)
Net investment income/(loss)                  4.45%(b)        5.54%           6.08%(b)
Expense waiver/reimbursement (c)              0.09%(b)        0.42%           0.42%(b)
Supplemental data:
Net Assets at end of period (000)       $    62,687        $188,071        $157,108
Portfolio turnover (d)                          70%            127%            157%(b)

** Reflects operations for the period from August 11, 1998 (date of commencement of operations) to January 31, 1999.
** Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.

(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Bond Fund For Income - Financial Highlights (continued)
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)

                                         Six months
                                           ended
                                       Jan. 31, 1999      Year ended     Period ended
                                        (Unaudited)     July 31, 1998** July 31, 1997*
                                        -----------     -------------   -------------
Investment C Shares
Net Asset Value, Beginning of Period       $  12.19        $  12.18        $  12.00
                                           --------        --------        --------
Investment Operations
  Net investment income/(loss)                 0.27            0.60           (0.01)
  Net realized and unrealized gains/
  (losses) from investments                    0.21            0.05            0.50
                                           --------        --------        --------
  Total from Investment Operations             0.48            0.65            0.49
                                           --------        --------        --------
Distributions to shareholders from:
  Net investment income                       (0.27)          (0.59)          (0.22)
  Net realized gains                          (0.21)          (0.05)              -
  In excess of net investment income              -               -           (0.09)
                                           --------        --------        --------
  Total Distributions                         (0.48)          (0.64)          (0.31)
                                           --------        --------        --------
Net Asset Value, End of Period             $  12.19        $  12.19        $  12.18
                                           ========        ========        ========

Total Return (excludes sales charge)          3.98%(a)        5.50%           4.18%(a)
Ratios to Average Net Assets:
Expenses                                      1.50%(b)        1.43%           1.54%(b)
Net investment income/(loss)                  3.91%(b)        4.89%           4.20%(b)
Expense waiver/reimbursement (c)              0.30%(b)        0.32%           0.26%(b)
Supplemental data:
Net Assets at end of period (000)          $    471        $    230        $      6
Portfolio turnover (d)                          70%            127%            157%

  * Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.
 ** Per share information is calculated using the average share method.

(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Quality Bond Fund - Financial Highlights
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)


                                     Period ended
                                    Jan. 31, 1999
                                     (Unaudited)*
                                     -----------
Institutional Shares
Net Asset Value, Beginning of Period    $  10.02
                                        --------
Investment Operations
  Net investment income/(loss)              0.23
  Net realized and unrealized gains/
  (losses) from investments                 0.20
                                        --------
  Total from Investment Operations          0.43
                                        --------
Distributions to shareholders from:
  Net investment income                    (0.24)
  Net realized gains                       (0.11)
                                        --------
  Total Distributions                      (0.35)
                                        --------
Net Asset Value, End of Period          $  10.10
                                        ========
Total Return (excludes sales charge)       4.34%(a)
Ratios to Average Net Assets:
Expenses                                   0.75%(b)
Net investment income/(loss)               4.69%(b)
Expense waiver/reimbursement (c)           0.10%(b)
Supplemental data:
Net Assets at end of period (000)       $111,520
Portfolio turnover (d)                      161%



                                       Six months
                                          ended
                                      Jan. 31, 1999   Year ended      Year ended      Year ended        Year ended      Year ended
                                       (Unaudited)   July 31, 1998   July 31, 1997   July 31, 1996     July 31, 1995   July 31, 1994
                                       -----------   -------------   -------------   -------------     -------------   -------------
Investment A Shares
Net Asset Value, Beginning of Period    $   9.96        $   9.85        $   9.52        $   9.72        $    9.55       $  10.29
                                        --------        --------        --------        --------        ---------       --------
Investment Operations
  Net investment income/(loss)              0.39            0.54            0.55            0.56             0.64           0.57
  Net realized and unrealized gains/
  (losses) from investments                 0.09            0.12            0.32           (0.19)            0.17          (0.69)
                                        --------        --------        --------        --------        ---------       --------
  Total from Investment Operations          0.48            0.66            0.87            0.37             0.81          (0.12)
                                        --------        --------        --------        --------        ---------       --------
Distributions to shareholders from:
  Net investment income                    (0.23)          (0.55)          (0.54)          (0.57)           (0.64)         (0.59)
  Net realized gains                       (0.11)              -               -               -                -          (0.03)
                                        --------        --------        --------        --------        ---------       --------
  Total Distributions                      (0.34)          (0.55)          (0.54)          (0.57)           (0.64)         (0.62)
                                        --------        --------        --------        --------        ---------       --------
Net Asset Value, End of Period          $  10.10        $   9.96        $   9.85        $   9.52        $    9.72       $   9.55
                                        ========        ========        ========        ========        =========       ========
Total Return (excludes sales charge)       4.86%(a)        6.91%           9.43%           3.86%            8.89%         (1.25%)
Ratios to Average Net Assets:
Expenses                                   0.88%(b)        0.75%           0.75%           0.75%            0.75%          0.75%
Net investment income/(loss)               4.56%(b)        5.50%           5.71%           5.80%            6.72%          5.76%
Expense waiver/reimbursement (c)           0.23%(b)        0.45%           0.41%           0.06%            0.09%          0.11%
Supplemental data:
Net Assets at end of period (000)        $ 9,675        $107,794        $ 91,789        $ 83,422         $ 55,767       $ 47,272
Portfolio turnover (d)                      161%            279%            181%            117%             138%           112%

* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to January 31, 1999.

(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Quality Bond Fund - Financial Highlights (continued)
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)

                                            Six months
                                              ended
                                           Jan. 31, 1999       Year ended        Year ended        Period ended
                                            (Unaudited)       July 31, 1998     July 31, 1997     July 31, 1996*
                                            -----------       -------------     -------------     --------------
Investment C Shares
Net Asset Value, Beginning of Period        $  9.95              $  9.86           $  9.53           $  9.62
                                            -------              -------           -------           -------
Investment Operations
  Net investment income/(loss)                 0.21                 0.48              0.49              0.14
  Net realized and unrealized gains/
  (losses) from investments                    0.25                 0.09              0.32             (0.08)
                                            -------              -------           -------           -------
  Total from Investment Operations             0.46                 0.57              0.81              0.06
                                            -------              -------           -------           -------
Distributions to shareholders from:
  Net investment income                       (0.21)               (0.48)            (0.48)            (0.15)
  Net realized gains                          (0.11)                  --                --                --
                                            -------              -------           -------           -------
  Total Distributions                         (0.32)               (0.48)            (0.48)            (0.15)
                                            -------              -------           -------           -------
Net Asset Value, End of Period              $ 10.09              $  9.95           $  9.86           $  9.53
                                            =======              =======           =======           =======

Total Return (excludes sales charge)          4.65%(a)             5.92%             8.68%             3.71%(e)
Ratios to Average Net Assets:
Expenses                                      1.50%(b)             1.50%             1.50%             1.52%(b)
Net investment income/(loss)                  3.94%(b)             4.76%             4.97%             5.03%(b)
Expense waiver/reimbursement(c)               0.35%(b)             0.35%             0.31%             0.09%(b)
Supplemental data:
Net Assets at end of period(000)            $   824              $   399           $   204           $   162
Portfolio turnover(d)                          161%                 279%              181%              117%

* Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.

(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(e) Represents total return for Investment A shares for the period from August 1, 1995 to April 24, 1996 plus the total return for the Investment C shares for the period from April 25, 1996 to July 31, 1996.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
U.S. Government Securities Fund - Financial Highlights
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)

                                           Period ended
                                           Jan. 31, 1999
                                           (Unaudited)*
                                           -------------

Institutional Shares
Net Asset Value, Beginning of Period       $     9.89
                                           ----------
Investment Operations
  Net investment income/(loss)                   0.23
  Net realized and unrealized gains/
  (losses) from investments                      0.14
                                           ----------
  Total from Investment Operations               0.37
                                           ----------
Distributions to shareholders from:
  Net investment income                         (0.25)
  Net realized gains                               --
                                           ----------
  Total Distributions                           (0.25)
                                           ----------
Net Asset Value, End of Period             $    10.01
                                           ==========
Total Return (excludes sales charge)            3.74%(a)
Ratios to Average Net Assets:
Expenses                                        0.75%(b)
Net investment income/(loss)                    4.68%(b)
Expense waiver/reimbursement(c)                 0.18%(b)
Supplemental data:
Net Assets at end of period (000)          $   43,398
Portfolio turnover(d)                             45%

                                         Six months
                                            ended
                                        Jan. 31, 1999   Year ended     Year ended     Year ended     Year ended     Year ended

                                         (Unaudited)   July 31, 1998  July 31, 1997  July 31, 1996  July 31, 1995  July 31, 1994
                                         -----------   -------------  -------------  -------------  -------------  -------------
Investment A Shares
Net Asset Value, Beginning of Period    $     9.82       $     9.75     $     9.55     $     9.77     $     9.64     $    10.21
                                        ----------       ----------     ----------     ----------     ----------     ----------
Investment Operations
  Net investment income/(loss)                0.22             0.52           0.54           0.55           0.58           0.51
  Net realized and unrealized gains/
  (losses) from investments                   0.20             0.07           0.19          (0.20)          0.13          (0.49)
                                        ----------       ----------     ----------     ----------     ----------     ----------
  Total from Investment Operations            0.42             0.59           0.73           0.35           0.71           0.02
                                        ----------       ----------     ----------     ----------     ----------     ----------
Distributions to shareholders from:
  Net investment income                      (0.23)           (0.52)         (0.53)         (0.57)         (0.58)         (0.57)
  Net realized gains                            --               --             --             --             --          (0.02)
                                        ----------       ----------     ----------     ----------     ----------     ----------
  Total Distributions                        (0.23)           (0.52)         (0.53)         (0.57)         (0.58)         (0.59)
                                        ----------       ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period          $    10.01       $     9.82     $     9.75     $     9.55     $     9.77     $     9.64
                                        ==========       ==========     ==========     ==========     ==========     ==========
Total Return (excludes sales charge)         4.33%(a)         6.17%          7.83%          3.63%          7.66%          0.11%
Ratios to Average Net Assets:
Expenses                                     0.91%(b)         0.75%          0.75%          0.75%          0.75%          0.75%
Net investment income/(loss)                 4.52%(b)         5.30%          5.56%          5.67%          5.98%          5.17%
Expense waiver/reimbursement(c)              0.27%(b)         0.53%          0.50%          0.29%          0.39%          0.18%
Supplemental data:
Net Assets at end of period(000)        $    5,613       $   41,550     $   42,414     $   30,754     $   25,054     $   29,107
Portfolio turnover(d)                          45%             155%           169%           103%           115%            55%

* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to January 31, 1999.

(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
U.S. Government Securities Fund - Financial Highlights (continued)
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)

                                          Six months
                                            ended
                                        Jan. 31, 1999         Year ended        Year ended        Period ended
                                         (Unaudited)         July 31, 1998     July 31, 1997     July 31, 1996*
                                         -----------         -------------     -------------     --------------
Investment C Shares
Net Asset Value, Beginning of Period      $     9.80            $     9.75        $     9.56         $     9.65
                                          ----------            ----------        ----------         ----------
Investment Operations
  Net investment income/(loss)                  0.19                  0.46              0.46               0.16
  Net realized and unrealized gains/
  (losses) from investments                     0.22                  0.04              0.19              (0.10)
                                          ----------            ----------        ----------         ----------
  Total from Investment Operations              0.41                  0.50              0.65               0.06
                                          ----------            ----------        ----------         ----------
Distributions to shareholders from:
  Net investment income                        (0.24)                (0.45)            (0.46)             (0.15)
  Net realized gains                              --                    --                --                 --
                                          ----------            ----------        ----------         ----------
  Total Distributions                          (0.24)                (0.45)            (0.46)             (0.15)
                                          ----------            ----------        ----------         ----------
Net Asset Value, End of Period            $     9.97            $     9.80        $     9.75         $     9.56
                                          ==========            ==========        ==========         ==========
Total Return (excludes sales charge)           3.90%(a)              5.19%             6.92%              3.48%(e)
Ratios to Average Net Assets:
Expenses                                       1.50%(b)              1.50%             1.50%              1.52%(b)
Net investment income/(loss)                   3.93%(b)              4.56%             4.82%              4.80%(b)
Expense waiver/reimbursement(c)                0.43%(b)              0.43%             0.40%              0.37%(b)
Supplemental data:
Net Assets at end of period(000)          $      237            $      118        $       75         $       49
Portfolio turnover(d)                            45%                  155%              169%               103%

* Reflects operations for the period from April 24, 1996 (date of commencement of operations) to July 31, 1996.

(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(e) Represents total return for Investment A Shares for the period from August 1, 1995 to April 23, 1996 plus the total return for the Investment C Shares for the period from April 24, 1996 to July 31, 1996.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Municipal Bond Fund - Financial Highlights
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)

                                           Period ended
                                           Jan. 31, 1999
                                           (Unaudited)*
                                           ------------
Institutional Shares
Net Asset Value, Beginning of Period       $     12.30
                                           -----------
Investment Operations
  Net investment income/(loss)                    0.22
  Net realized and unrealized gains/
  (losses) from investments                       0.28
                                           -----------
  Total from Investment Operations                0.50
                                           -----------
Distributions to shareholders from:
  Net investment income                          (0.24)
  Net realized gains                             (0.21)
                                           -----------
  Total Distributions                            (0.45)
                                           -----------
Net Asset Value, End of Period             $     12.35
                                           ===========
Total Return (excludes sales charge)             4.13%(a)
Ratios to Average Net Assets:
Expenses                                         0.75%(b)
Net investment income/(loss)                     3.81%(b)
Expense waiver/reimbursement(c)                  0.10%(b)
Supplemental data:
Net Assets at end of period (000)          $   123,424
Portfolio turnover(d)                              55%

                                             Six months
                                               ended
                                            Jan. 31, 1999           Year ended             Period ended
                                            (Unaudited)            July 31, 1998          July 31, 1997**
                                            -------------          -------------          ---------------
Investment A Shares
Net Asset Value, Beginning of Period        $     12.24            $     12.33             $     12.00
                                            -----------            -----------             -----------
Investment Operations
  Net investment income/(loss)                     0.22                   0.50                    0.28
  Net realized and unrealized gains/
  (losses) from investments                        0.33                   0.01                    0.32
                                            -----------            -----------             -----------
  Total from Investment Operations                 0.55                   0.51                    0.60
                                            -----------            -----------             -----------
Distributions to shareholders from:
  Net investment income                           (0.22)                 (0.51)                  (0.27)
  Net realized gains                              (0.21)                 (0.09)                     --
                                            -----------            -----------             -----------
  Total Distributions                             (0.43)                 (0.60)                  (0.27)
                                            -----------            -----------             -----------
Net Asset Value, End of Period              $     12.36            $     12.24             $     12.33
                                            ===========            ===========             ===========
Total Return (excludes sales charge)              4.58%(a)               4.28%                   5.04%(a)
Ratios to Average Net Assets:
Expenses                                          0.78%(b)               0.76%                   0.81%(b)
Net investment income/(loss)                      3.78%(b)               4.09%                   4.44%(b)
Expense waiver/reimbursement(c)                   0.32%(b)               0.45%                   0.42%(b)
Supplemental data:
Net Assets at end of period(000)            $       270            $   117,333             $   101,616
Portfolio turnover(d)                               55%                   121%                     63%


* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to January 31, 1999.

** Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.

(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Municipal Bond Fund - Financial Highlights (continued)
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)

                                         Period ended       Period ended
                                        July 31, 1998**    July 31, 1997*
                                        ---------------    --------------
Investment C Shares
Net Asset Value, Beginning of Period       $    12.33        $    12.00
                                           ----------        ----------
Investment Operations
  Net investment income/(loss)                   0.18             (0.20)
  Net realized and unrealized gains/
  (losses) from investments                      0.07              0.75
                                           ----------        ----------
  Total from Investment Operations               0.25              0.55
                                           ----------        ----------
Distributions to shareholders from:
  Net investment income                         (0.18)            (0.16)
  Net realized gains                            (0.09)               --
  In excess of net investment income               --             (0.06)
                                           ----------        ----------
  Total Distributions                           (0.27)            (0.22)
                                           ----------        ----------
Net Asset Value, End of Period             $    12.31        $    12.33
                                           ==========        ==========
Total Return (excludes sales charge)            2.03%(a)          4.65%(a)
Ratios to Average Net Assets:
Expenses                                        1.51%(b)          1.56%(b)
Net investment income/(loss)                    3.41%(b)          3.09%(b)
Expense waiver/reimbursement(c)                 0.37%(b)          0.26%(b)
Supplemental data:
Net Assets at end of period (000)          $       --        $       11
Portfolio turnover(d)                            121%               63%


* Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.

** Reflects operations for the period from August 1, 1997 (date of commencement of operations) to January 8, 1998. As of July 31, 1998, no shares or assets existed in the Investment C Shares. The ending net asset value is the last NAV for a share redeemed on January 8, 1998. The Investment C Shares continue to be open for investment with an offering price equal to the Investment A Shares. Per share information is calculated using the average share method for the Investment C Shares.

(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Ohio Tax Free Bond Fund - Financial Highlights
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)

                                         Period ended
                                         Jan. 31, 1999
                                         (Unaudited)*
                                         -------------
Institutional Shares
Net Asset Value, Beginning of Period     $     10.33
                                         ------------
Investment Operations
  Net investment income/(loss)                  0.20
  Net realized and unrealized gains/
  (losses) from investments                     0.24
                                         ------------
  Total from Investment Operations              0.44
                                         ------------
Distributions to shareholders from:
  Net investment income                        (0.21)
  Net realized gains                           (0.06)
                                         ------------
  Total Distributions                          (0.27)
                                         ------------
Net Asset Value, End of Period           $     10.50
                                         ============
Total Return (excludes sales charge)           4.34%(a)
Ratios to Average Net Assets:
Expenses                                       0.61%(b)
Net investment income/(loss)                   3.99%(b)
Expense waiver/reimbursement (c)               0.24%(b)
Supplemental data:
Net Assets at end of period(000)         $   182,823
Portfolio turnover(d)                            14%

                                       Six months
                                         ended
                                     Jan. 31, 1999      Year ended      Year ended      Year ended     Year ended     Year ended
                                      (Unaudited)      July 31, 1998   July 31, 1997   July 31, 1996  July 31, 1995  July 31, 1994
                                      -----------      -------------   -------------   -------------  -------------  -------------
Investment A Shares
Net Asset Value, Beginning of Period  $     10.29       $     10.31     $     10.01     $      9.99    $      9.75    $      9.95
                                      -----------      -------------   -------------   -------------  -------------  -------------
Investment Operations
  Net investment income/(loss)               0.20              0.42            0.43            0.40           0.42           0.40
  Net realized and unrealized gains/
  (losses) from investments                  0.27              0.02            0.30            0.03           0.24          (0.21)
                                      -----------      -------------   -------------   -------------  -------------  -------------
  Total from Investment Operations           0.47              0.44            0.73            0.43           0.66           0.19
                                      -----------      -------------   -------------   -------------  -------------  -------------
Distributions to shareholders from:
  Net investment income                     (0.20)            (0.42)          (0.43)          (0.41)         (0.42)         (0.39)
  Net realized gains                        (0.06)            (0.04)             --              --             --             --
                                      -----------      -------------   -------------   -------------  -------------  -------------
  Total Distributions                       (0.26)            (0.46)          (0.43)          (0.41)         (0.42)         (0.39)
                                      -----------      -------------   -------------   -------------  -------------  -------------
Net Asset Value, End of Period        $     10.50       $     10.29     $     10.31     $     10.01    $      9.99    $      9.75
                                      ===========      =============   =============   =============  =============  =============
Total Return (excludes sales charge)        4.62%(a)          4.38%           7.49%           4.33%          7.02%          1.95%
Ratios to Average Net Assets:
Expenses                                    0.77%(b)          0.74%           0.75%           0.74%          0.35%          0.00%
Net investment income/(loss)                3.83%(b)          4.09%           4.27%           4.01%          4.36%          4.18%
Expense waiver/reimbursement(c)             0.33%(b)          0.43%           0.37%           0.32%          0.77%          1.33%
Supplemental data:
Net Assets at end of period(000)      $    24,975       $   188,966     $   168,800     $    35,463    $    28,315    $    23,854
Portfolio turnover(d)                         14%               42%             49%             30%            27%            94%


* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to January 31, 1999.

(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third
Funds Ohio Tax Free Bond Fund - Financial Highlights (continued)
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)

                                           Six months
                                              ended
                                          Jan. 31, 1999         Year ended        Year ended        Period ended
                                           (Unaudited)         July 31, 1998     July 31, 1997     July 31, 1996*
                                           -----------         -------------     -------------     --------------
Investment C Shares
Net Asset Value, Beginning of Period       $     10.28         $       10.31     $       10.00     $        10.02
                                           -----------         -------------     -------------     --------------

Investment Operations
  Net investment income/(loss)                    0.16                  0.35              0.36               0.10
  Net realized and unrealized gains/
  (losses) from investments                       0.28                  0.01              0.31              (0.01)
                                           -----------         -------------     -------------     --------------
Total from Investment Operations                  0.44                  0.36              0.67               0.09
                                           -----------         -------------     -------------     --------------
Distributions to shareholders from:
  Net investment income                          (0.17)                (0.35)            (0.35)             (0.11)
  Net realized gains                             (0.06)                (0.04)               --                 --
  In excess of net investment income                --                    --             (0.01)                --
                                           -----------         -------------     -------------     --------------
  Total Distributions                            (0.23)                (0.39)            (0.36)             (0.11)
                                           -----------         -------------     -------------     --------------
Net Asset Value, End of Period             $     10.49         $       10.28     $       10.31     $        10.00
                                           ===========         =============     =============     ==============
Total Return (excludes sales charge)             4.36%(a)              3.56%             6.84%              3.98%(e)
Ratios to Average Net Assets:
Expenses                                         1.36%(b)              1.49%             1.50%              1.52%(b)
Net investment income/(loss)                     3.24%(b)              3.33%             3.51%              3.41%(b)
Expense waiver/reimbursement(c)                  0.49%(b)              0.33%             0.27%              0.28%(b)
Supplemental data:
Net Assets at end of period (000)          $       923         $         584     $         248     $           38
Portfolio turnover(d)                              14%                   42%               49%                30%

* Reflects operations for the period from April 24, 1996 (date of commencement of operations) to July 31, 1996.

(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(e) Represents total return for Investment A Shares for the period from August 1, 1995 to April 23, 1996 plus the total return for the Investment C Shares for the period from April 24, 1996 to July 31, 1996.

(See Notes which are an integral part of the Financial Statements)

Addresses
--------------------------------------------------------------------------------

Fifth Third Quality Growth Fund             Fifth Third Funds
Fifth Third Equity Income Fund              c/o Fifth Third Bank
Fifth Third Cardinal Fund                   38 Fountain Square Plaza
Fifth Third Pinnacle Fund                   Cincinnati, Ohio 45263
Fifth Third Balanced Fund
Fifth Third Mid Cap Fund
Fifth Third International Equity Fund
Fifth Third Bond Fund For Income
Fifth Third Quality Bond Fund
Fifth Third U.S. Government Securities Fund
Fifth Third Municipal Bond Fund
Fifth Third Ohio Tax Free Bond Fund

--------------------------------------------------------------------------------

Investment Advisor:                        Fifth Third Bank
                                           38 Fountain Square Plaza
                                           Cincinnati, Ohio 45263

--------------------------------------------------------------------------------

Investment Advisor (Pinnacle Fund only)    Heartland Capital Management, Inc.
                                           251 North Illinois Street, Suite 610
                                           Indianapolis, Indiana 46204

--------------------------------------------------------------------------------

Sub-Advisor (International Equity Fund     Morgan Stanley Asset Management, Inc.
  only)                                    1221 Avenue of the Americas
                                           New York, New York 10020

--------------------------------------------------------------------------------

Custodian, Transfer Agent, Dividend
  Disbursing Agent, and Sub-Administrator  Fifth Third Bank
                                           38 Fountain Square Plaza
                                           Cincinnati, Ohio 45263

--------------------------------------------------------------------------------

Distributor and Administrator              BISYS Fund Services, L.P.
                                           3435 Stelzer Road
                                           Columbus, Ohio 43219

--------------------------------------------------------------------------------

Independent Auditors                       Ernst & Young LLP
                                           1300 Chiquita Center
                                           250 East Fifth Street
                                           Cincinnati, Ohio 45202

--------------------------------------------------------------------------------
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